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                                                                   Exhibit 10.11

                            TOWER REALTY TRUST, INC.

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                               PURCHASE AGREEMENT

                           Dated as of March 31, 1997

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                                   $6,000,000

                        Senior Secured Convertible Notes

                                       and

                                   $20,000,000

                                  Common Stock
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                                TABLE OF CONTENTS

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                                                                          ----

SECTION 1  AUTHORIZATION OF SECURITIES.....................................  1
      1.1     Authorization of Notes.......................................  1
      1.2     Authorization of Common Stock................................  2

SECTION 2  ISSUANCE OF NOTES...............................................  2
      2.1     Purchase and Sale of Notes...................................  2
      2.2     Registration, Transfer or Exchange of Notes..................  2
      2.3     Loss, Theft, Destruction or Mutilation of Notes..............  3
      2.4     Place of Payment.............................................  3
      2.5     Additional Payment...........................................  3

SECTION 3  ISSUANCE OF COMMON STOCK........................................  4
      3.1     Purchase and Sale of Common Stock............................  4
      3.2     Purchase Price...............................................  4
      3.3     Transfer Taxes...............................................  4
      3.4     Rights of Holders............................................  4
      3.5     Lock-up......................................................  4

SECTION 4  THE CLOSINGS....................................................  5
      4.1     The First Note Closing.......................................  5
      4.2     The Second Note Closing......................................  5
      4.3     Subsequent Note Closing......................................  6
      4.4     The Stock Closing............................................  6

SECTION 5  REPRESENTATIONS OF THE COMPANY..................................  7
      5.1     Organization.................................................  7
      5.2     Authorization................................................  7
      5.3     No Conflicts or Consents.....................................  7
      5.4     Enforceable Obligations......................................  7
      5.5     Capitalization...............................................  8
      5.6     Shareholders and Agreements..................................  8
      5.7     Issuance of Securities.......................................  8
      5.8     Subsidiaries.................................................  9
      5.9     Government Regulation........................................  9
      5.10    Litigation...................................................  9
      5.11    Financial Condition..........................................  9
      5.12    Title to Assets..............................................  9
      5.13    Material Contracts and Obligations...........................  9
      5.14    Compliance with Laws......................................... 10
      5.15    Real Property................................................ 10
      5.16    Tenant Leases................................................ 11
      5.17    Full Disclosure.............................................. 12
      5.18    Dividends.................................................... 12
      5.19    Security Interests........................................... 12
      5.20    No Termination Event......................................... 13
      5.21    Tax Matters.................................................. 13
      5.22    Insurance.................................................... 13
      5.23    Burdensome Contracts......................................... 13
      5.24    Environmental Matters........................................ 13
      5.25    Books and Records............................................ 14
      5.26    Certain Payments............................................. 14
      5.27    Labor Agreements and Actions................................. 14
      5.28    ERISA........................................................ 15
      5.29    Use of Proceeds; Margin Stock................................ 15
      5.30    Solvency..................................................... 15
      5.31    Principal Office, Etc........................................ 15
      5.32    Domestically-Controlled REIT................................. 15
      5.33    Pension-Held REIT............................................ 15

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                                                                          Page
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SECTION 6  REPRESENTATIONS AND WARRANTIES OF THE INVESTOR.................. 16
      6.1     Authorization................................................ 16
      6.2     Purchase Entirely for Own Account............................ 16
      6.3     Accredited Investor.......................................... 16
      6.4     Other Representations and Warranties......................... 16

SECTION 7  CONDITIONS TO THE OBLIGATIONS OF EACH INVESTOR.................. 17
      7.1     Conditions to All Closings................................... 17
      7.2     Additional Conditions to First Note Closing.................. 18
      7.3     Conditions to Subsequent Note Closings....................... 20
      7.4     Additional Conditions to the Second Note Closing............. 22
      7.5     Conditions to the Stock Closing.............................. 23

SECTION 8  CONDITION TO THE OBLIGATIONS OF THE COMPANY..................... 25

SECTION 9  AFFIRMATIVE COVENANTS........................................... 25
      9.1     Payment of Principal and Interest............................ 25
      9.2     Maintenance of Existence and Rights; Conduct of Business..... 25
      9.3     Financial Statements, Reports and Documents.................. 26
      9.4     Notices...................................................... 27
      9.5     Other Notices................................................ 27
      9.6     Books and Records; Access.................................... 27
      9.7     Compliance with Material Agreements.......................... 27
      9.8     Compliance with Law.......................................... 28
      9.9     Payment of Taxes and Other Indebtedness...................... 28
      9.10    Insurance.................................................... 28
      9.11    Board of Directors........................................... 28
      9.12    Additional Capital........................................... 29
      9.13    Use of Proceeds.............................................. 29
      9.14    Further Assurances........................................... 29
      9.15    Additional Collateral........................................ 29
      9.16    REIT Qualification........................................... 30
      9.17    Partnership Qualification.................................... 30
      9.18    Domestically-Controlled REIT................................. 30
      9.19    Pension-Held REIT............................................ 30
      9.20    Management Company........................................... 30
      9.21    Additional Capital........................................... 30
      9.22    Good Faith................................................... 31

SECTION 10  NEGATIVE COVENANTS............................................. 31
      10.1    Limitation on Indebtedness................................... 31
      10.2    Negative Pledge.............................................. 31
      10.3    Prohibition on Dividends..................................... 31
      10.4    Material Agreements.......................................... 32
      10.5    Certain Transactions......................................... 32
      10.6    Issuance of Interests........................................ 32
      10.7    Mergers and Sales of Assets.................................. 32
      10.8    No Amendments................................................ 33
      10.9    ERISA........................................................ 33
      10.10   Contribution Agreements...................................... 33
      10.11   Reference to Investors or MSAM............................... 33

SECTION 11  TERMINATION OF COVENANTS....................................... 33

SECTION 12  TERMINATION EVENTS............................................. 33

SECTION 13  REDEMPTION OF THE NOTES........................................ 36
      13.1    Optional Redemption.......................................... 36
      13.2    Mandatory Redemption......................................... 36


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                                                                          Page
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      13.3    Maturity; Surrender.......................................... 36
      13.4    Remedies for Failure to Redeem............................... 37
      13.5    Major Capital Events......................................... 37

SECTION 14  CONVERSION..................................................... 37
      14.1    Conversion................................................... 37
      14.2    Surrender of Notes; Delivery of Shares....................... 37
      14.3    Effect of Conversion......................................... 38
      14.4    Fractional Shares............................................ 38
      14.5    Taxes on Conversion.......................................... 38
      14.6    Anti-Dilution................................................ 38

SECTION 15  GUARANTEE...................................................... 38
      15.1    Guarantee of Obligations..................................... 38
      15.2    Costs and Expenses........................................... 39
      15.3    Guarantee Absolute........................................... 39
      15.4    Waivers...................................................... 39
      15.5    Guarantee Not Affected by Changes............................ 39
      15.6    Payments..................................................... 40
      15.7    Subrogation.................................................. 40

SECTION 16  TRANSFERS...................................................... 41
      16.1    Limitations on Transfer...................................... 41
      16.2    Legends...................................................... 41
      16.3    Rule 144A Information........................................ 41

SECTION 17  MISCELLANEOUS.................................................. 42
      17.1    Indemnification.............................................. 42
      17.2    Survival of the Representations and Warranties............... 43
      17.3    Confidentiality.............................................. 43
      17.4    Brokers...................................................... 43
      17.5    Entire Agreement............................................. 44
      17.6    Amendments and Waivers....................................... 44
      17.7    Inaccuracy of Representations................................ 44
      17.8    Time......................................................... 44
      17.9    Section Headings............................................. 44
      17.10   Notices...................................................... 44
      17.11   Counterparts................................................. 44
      17.12   Governing Law................................................ 44
      17.13   Consent to Jurisdiction...................................... 44
      17.14   Expenses; Documentary Taxes.................................. 45
      17.15   Definitions.................................................. 45


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                                INDEX OF EXHIBITS

Exhibit A      Form of Note
Exhibit B      Certificate of Incorporation of Tower Realty Trust, Inc.
Exhibit C      Form of Registration Rights Agreement
Exhibit D      Exceptions to Representations of the Company
Exhibit E-1    Form of Opinion of Counsel to be delivered at the First Note
               Closing
Exhibit E-2    Form of Opinion of Counsel to be delivered at the Subsequent
               Note Closings
Exhibit E-3    Form of Opinion of Counsel to be delivered at the Stock Closing
Exhibit F      Budget
Exhibit G      Form of Shareholder Pledge Agreement
Exhibit H      Form of Company Pledge Agreement
Exhibit I      Form of Operating Partnership Pledge Agreement
Exhibit J      Form of Operating Partnership Collateral Assignment
Exhibit K      Conversion Rate Formula
Exhibit L      REIT Sponsors
Exhibit M      Form of Company Account Pledge Agreement
Exhibit N      Form of Operating Partnership Account Pledge Agreement
Exhibit O      Schedule of Contribution Agreements
Exhibit P      Schedule of Subsidiaries with 1995 Audited Financial Statements
Exhibit Q      Form of Management Company Stock Option Agreement
Exhibit R      Form of Certificate of the Chief Executive Officer of the
               Company
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PURCHASE AGREEMENT (this "Agreement") made as of March 31, 1997 among TOWER
REALTY TRUST, INC., a Maryland corporation with its principal place of business located at 120 West 45th Street, New York, New York 10036 (the "Company"), as issuer, TOWER REALTY OPERATING PARTNERSHIP, L.P., a Delaware limited partnership with its principal place of business located at 120 West 45th Street, New York, New York 10036 (the "Operating Partnership"), as guarantor (the Operating Partnership and the Company are sometimes hereinafter collectively referred to as the "Credit Parties"), and each of the investors signatory hereto (collectively the "Investors"). The definitions of certain capitalized terms used herein are set forth in Section 17.15.

      In consideration of the mutual promises and agreements contained herein, the parties hereto agree as follows:

SECTION 1  AUTHORIZATION OF SECURITIES.

      1.1 Authorization of Notes. The Company has duly authorized the sale and issuance of its senior secured convertible notes in the aggregate principal amount of $6,000,000, in substantially the form attached hereto as Exhibit A (each note delivered pursuant to this Agreement and each note delivered in substitution or exchange for any such note, being hereinafter referred to as the "Notes"). The Notes shall (i) be dated the date of issuance, (ii) bear interest (computed on the basis of a 365-day year and the actual number of days elapsed) from the date of issuance until the earlier of (A) maturity, (B) the date such Notes are repaid in full or (C) the occurrence of a Termination Event at the rate of 15% per annum payable quarterly, in arrears, on the last day of each March, June, September and December, commencing June 30, 1997, and at maturity (each such date being hereinafter referred to as an "Interest Payment Date"),
(iii) bear interest (computed as provided in clause (ii) above) from the earlier of (A) maturity or (B) the occurrence of a Termination Event until the date such Notes are repaid in full at the rate of 20% per annum payable on demand (the "Default Rate") and (iv) mature on the Maturity Date. Until the earlier of maturity or the occurrence of a Termination Event, the Company may at its option, elect to add up to 50% of the amount of interest payable on any Interest Payment Date to the then outstanding principal amount of the Notes; provided that, if the conditions to the Second Note Closing do not occur on or prior to June 30, 1997 but, in accordance with the definition of the term "Maturity Date", the maturity of the Notes has been extended to December 27, 1997, the Company shall not have the option during the period such conditions remain unsatisfied of electing to add any portion of the interest payable on the Notes to the principal thereof. Any such interest added to principal shall thereafter bear interest as provided above. The Notes shall be guaranteed by the Operating Partnership as provided in Section 15 of this Agreement and shall be secured by the Collateral. The Notes shall be convertible into shares of the Company's common stock, par value $.01 per share (the "Common Stock"), as provided in
Section 14 of this Agreement and shall be redeemable as provided in Section 13 of this Agreement.


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      1.2 Authorization of Common Stock. On or prior to the Stock Closing Date, the Company will have amended its certificate of incorporation, a copy of which is attached as Exhibit B (the "Certificate of Incorporation"), to increase its authorized capitalization from 1,000 shares of Common Stock to such number of shares as will be required in order for the Company to (i) make the Initial Public Offering, (ii) issue the shares of Common Stock required to be issued upon a conversion of the Notes and (iii) issue and sell to the Investors the number of shares of Common Stock to be purchased by the Investors pursuant to
Section 3.1 hereof. At least 10 days prior to filing any amendment to the Certificate of Incorporation increasing the authorized capital of the Company, the Company shall deliver a copy thereof to MSAM for its review and the Company shall not file any amendment to the Certificate of Incorporation to which MSAM shall reasonably object.

SECTION 2 ISSUANCE OF NOTES.

      2.1 Purchase and Sale of Notes. Subject to the terms and conditions of this Agreement, the Company will issue and sell to each Investor, and each Investor will purchase, Notes in an aggregate principal amount not to exceed the amount set opposite its name under the heading "Total Commitment" on the signature pages hereto. The obligations of each Investor are several and not joint, and no Investor shall be liable for the acts and omissions of any other Investor. The Investors shall not be deemed to be Affiliated shareholders or Affiliated purchasers.

      2.2 Registration, Transfer or Exchange of Notes. The Notes are issuable only as registered Notes. The Company will keep at its principal place of business a register in which the Company shall provide for the registration and registration of transfer of the Notes.

      Subject to Section 16.1 to this Agreement, the holder of a Note may, at its option and either in person or by duly authorized attorney, surrender the same at the principal place of business of the Company for registration of transfer or exchange, accompanied, if surrendered for transfer, by a written instrument of transfer duly executed by such holder or attorney. In case such holder shall request a transfer or exchange of a Note, the Company shall, at its expense, deliver to or upon such holder's order one or more Notes in the same aggregate unpaid principal amount as the Note surrendered for transfer, each dated the date of, or, if later, the date to which interest has been paid on, the Note, and registered in such name or names as shall be specified by such holder. Notes may not be transferred in denominations of less than $100,000, or increments of $1,000 in excess thereof (provided that if the aggregate unpaid principal amount of a Note is less than $100,000, the Company will deliver one
Note in exchange for such Note).

      Prior to due presentation for registration of transfer of a Note, the Company may deem and treat the registered holder thereof as the absolute owner for the purpose of any notice, waiver or consent thereunder, and payment of the Note shall be made only to or upon the order of such holder.


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      2.3 Loss, Theft, Destruction or Mutilation of Notes. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of a Note, and, in the case of any such loss, theft or destruction, upon receipt of a bond of indemnity reasonably satisfactory to the Company or, in the case of any such mutilation, upon surrender and cancellation of the Note, the Company will make and deliver, in lieu of such lost, stolen, destroyed or mutilated Note, a new Note of like tenor and unpaid principal amount and dated the date of, or, if later, the date to which interest has been paid on, the lost, stolen, destroyed or mutilated Note. In the case of a holder of the Notes which is an institutional investor, its own unsecured agreement of indemnity shall be deemed satisfactory to the Company.

      2.4 Place of Payment. Payments of principal, premium, if any, and interest becoming due and payable on the Notes shall be made in New York, New York at the principal place of business of the Company in such jurisdiction. The Company may at any time, by notice to each holder of a Note, change the place of payment of the Notes so long as such place of payment shall be in New York, New York at either the principal place of business of the Company in such jurisdiction or at the office of a bank or trust company in such jurisdiction. The foregoing notwithstanding, so long as any Investor or any nominee of such Investor shall be the holder of any Note, the Company will pay all sums becoming due on such Note for principal, premium, if any, and interest by the method and at the address specified for such purpose below such Investor's name on the signature pages hereto or by such other method or at such other address as such Investor shall have from time to time specified to the Company in writing for such purpose, without the presentation or surrender of such Note or the making of any notation thereon, except that upon written request of the Company made concurrently with or reasonably promptly after payment in full of any Note, such Investor shall surrender such Note for cancellation, reasonably promptly after any such request, to the Company at its principal place of business or at the place of payment most recently designated by the Company as provided above. The Company will afford the benefits of this Section 2.4 to any institutional investor that is the direct or indirect transferee of any Note purchased by any Investor.

      2.5 Additional Payment. In the event the Maturity Date is extended under circumstances that require the Company to make an additional $600,000 payment to the Investors, such payment shall be made to the Investors by issuing to such Investors recourse promissory notes (the "Maturity Date Extension Notes") in a principal amount equal to their respective pro rata share (determined according to the principal amount of the Notes held by such Investor) of such $600,000 payment. The Maturity Date Extension Notes shall be in substantially the form of this Note except that they shall reflect the following terms: (i) such Maturity Date Extension Notes shall bear interest (computed on the same basis as the Notes) at the rate of 15% per annum (20% per annum following the occurrence of a Termination Event) payable on each Interest Payment Date; (ii) such Maturity Date Extension Notes shall mature on the same day as the Notes, (iii) such Maturity Date Extension Notes shall be guaranteed by the Operating Partnership and shall be secured by the Collateral, and (iv) if the Initial Public Offering occurs, the outstanding principal amount of such Maturity Date Extension Notes shall be repayable by issuing to the holders thereof such number of shares of Common Stock determined by dividing (A) the aggregate principal amount of such Maturity Date Extension


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Notes plus all accrued but unpaid interest thereon to the date of repayment (to the extent such interest has not been added to principal) by (B) the Mid-Point Purchase Price. If, prior to the maturity of the Maturity Date Extension Notes, the conditions set forth in Section 7.4 are satisfied, the Company may at its option elect to add up to 50% of the amount of interest payable on any Interest Payment Date to the outstanding principal amount on the Maturity Date Extension Notes.

SECTION 3 ISSUANCE OF COMMON STOCK.

      3.1 Purchase and Sale of Common Stock. Subject to the terms and conditions of this Agreement, the Company will issue and sell to each Investor, and each Investor will purchase at the Stock Closing, the number of shares of Common Stock determined by multiplying (i) a fraction the numerator of which is the aggregate principal amount of Notes purchased by such Investor and the denominator of which is the total aggregate principal amount of Notes purchased by all Investors and (ii) the amount obtained by dividing $20,000,000 by the mid-point of the price range set forth in the last preliminary prospectus circulated to the public in connection with the Initial Public Offering, provided that the Investors may, by delivering a notice signed on their behalf by MSAM at least three (3) days prior to the date of the Company's initial Preliminary Prospectus, increase the amount in clause (ii) above from $20,000,000 up to $25,000,000 (the amount determined pursuant to this clause
(ii) being hereinafter referred to as the "Aggregate Share Amount"). The obligations of each Investor are several and not joint and no Investor shall be liable for the acts and omissions of any other Investor. The Investors shall not be deemed to be Affiliated shareholders or Affiliated purchasers.

      3.2 Purchase Price. The purchase price for each share of Common Stock to be purchased by the Investors shall be equal to the price per share at which shares of the Company's Common Stock are offered to the public in the Initial Public Offering (the "Per Share Purchase Price").

      3.3 Transfer Taxes. The Company shall pay any and all documentary stamp or similar issue or transfer taxes payable in respect of the issue or delivery of any of the shares of Common Stock to be acquired by the Investors.

      3.4 Rights of Holders. The Common Stock to be acquired by the Investors shall have the rights, restrictions, privileges and preferences set forth in the Certificate of Incorporation, as the same may be amended by any amendment thereto. In addition, holders of the shares of Common Stock to be issued to the Investors pursuant to the terms of this Agreement (or any transferee of the Investors) will have the registration rights set forth in the Registration Rights Agreement.

      3.5 Lock-up. If required by the underwriters for the Initial Public Offering, each of the Investors will enter into an agreement with such underwriters agreeing not to sell or transfer


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any shares of Common Stock acquired by such Investor (subject to certain exceptions to be negotiated with the underwriters) for a period (the "Lock-up Period") not to exceed the lesser of (i) one year or (ii) one-half the shortest period of time the Shareholder or any other REIT Sponsor (other than Robert M. Adams and Richard Wisely) has agreed not to sell its shares of Common Stock.

SECTION 4 THE CLOSINGS.

      4.1 The First Note Closing. The first closing of the purchase and sale of the Notes under this Agreement shall take place at the offices of Battle Fowler, LLP, Park Avenue Tower, 75 East 55th Street, New York, New York 10022, (the "First Note Closing"), at 10:00 A.M. on March 27, 1997, or at such other time, date and place as are mutually agreeable to the Company and the Investors. The date of the First Note Closing is hereinafter referred to as the "First Note Closing Date." At the First Note Closing, the Company shall deliver to each Investor Notes in an aggregate principal amount set forth opposite its name under the heading "First Note Closing Commitment" on the signature pages hereto, issued in the name of the Investor or its nominee and in such authorized denominations as MSAM on behalf of the Investor shall request, against payment to the Company of the purchase price therefor, by wire transfer, check, or other method acceptable to the Company. If on the First Note Closing Date any of the conditions specified in Sections 7.1 or 7.2 shall not have been fulfilled, each Investor shall, at its election, be relieved of all of its obligations under this Agreement without thereby waiving any other rights it may have by reason of such failure or such nonfulfillment.

      4.2 The Second Note Closing. The second closing (the "Second Note Closing") of the purchase and sale of the Notes shall take place at the offices of Battle Fowler, LLP, Park Avenue Tower, 75 East 55th Street, New York, New York 10022 at 10:00 A.M. (or such other time and place as are mutually agreeable to the Company and the Investors) on such date as is specified in a written notice delivered by the Company to MSAM at least ten (10) Business Days before the date on which such Closing is to occur. The date of the Second Note Closing (hereinafter referred to as the "Second Note Closing Date") must be a Business Day occurring not later than June 15, 1997. In addition to stating the date of the Second Note Closing, any notice delivered pursuant to this Section 4.2 must specify the aggregate principal amount of the Notes to be issued at such Closing (which shall be not less than $1,000,000 and in increments of $100,000 in excess thereof) and the pro rata portion (determined according to each Investor's total relative commitment) of such principal amount to be purchased by each Investor at such Closing. At the Second Note Closing, the Company shall deliver to each Investor the Notes being purchased by such Investor, issued in the name of the Investor or its nominee and in such authorized denominations as MSAM on behalf of the Investor shall request, against payment to the Company of the purchase price therefor, by wire transfer, check, or other method acceptable to the Company. If the Second Note Closing Date does not occur by June 15, 1997 or on the Second Note Closing Date any of the conditions specified in Sections 7.1,
7.3 or 7.4 shall not have been fulfilled, each Investor shall, at its election, be relieved of all of its obligations under


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this Agreement to purchase the Notes to be purchased at the Second Note Closing without thereby waiving any other rights it may have by reason of such failure or such nonfulfillment.

      4.3 Subsequent Note Closing. Each subsequent Closing (each such Closing, including the Second Note Closing, being hereinafter referred to as a "Subsequent Note Closing") of the purchase and sale of the Notes after the Second Note Closing shall take place at the offices of Battle Fowler, LLP, Park Avenue Tower, 75 East 55th Street, New York, New York 10022 at 10:00 A.M. (or such other time and place as are mutually agreeable to the Company and the Investors) on such date as is specified in a written notice delivered by the Company to MSAM at least ten (10) Business Days before the date on which such Closing is to occur. The date of any Subsequent Closing (each such date, including the Second Note Closing Date, being hereinafter referred to as a "Subsequent Note Closing Date") must be a Business Day. In addition to stating the date of a Subsequent Note Closing, any notice delivered pursuant to this
Section 4.3 must specify the aggregate principal amount of the Notes to be issued at such Closing (which shall be not less than $1,000,000 and in increments of $100,000 in excess thereof) and the pro rata portion (determined according to each Investor's relative total commitment) of such principal amount to be purchased by each Investor at such Closing. At each such Subsequent Note Closing, the Company shall deliver to each Investor the Notes being purchased by such Investor, issued in the name of the Investor or its nominee in such authorized denominations as MSAM on behalf of such Investor shall request, against payment to the Company of the purchase price therefor, by wire transfer, check or other method acceptable to the Company. If on any such Subsequent Note Closing Date any of the conditions specified in Sections 7.1 or 7.3 shall have not been fulfilled, each Investor shall, at its election, be relieved of all of the obligations under this Agreement to purchase the Notes to be purchased at such Closing without thereby waiving any other rights it may have by reason of such failure or nonfulfillment.

      4.4 The Stock Closing. The closing (the "Stock Closing") of the purchase and sale of the Common Stock contemplated under Sections 3.1 shall take place at the same location, on the same date and at the same time as the closing of the Initial Public Offering. The Company will deliver to MSAM at least three (3) Business Days prior to the date of the closing of the Initial Public Offering a notice specifying the place, date, and time of such closing. The date of the Stock Closing is hereinafter referred to as the "Stock Closing Date". At the Stock Closing, the Company shall deliver to each Investor certificates representing the number of shares of Common Stock being purchased by such Investor registered in the name of such Investor as its nominee, against payment to the Company of the purchase price therefor, by wire transfer, check or other method acceptable to the Company. In addition, the Company shall deliver to each Investor certificates representing the number of shares of Common Stock into which the Notes held by such Investor have been automatically converted as provided in Section 14.2, registered in the name of such Investor or its nominee, together with any cash payment required under Section 14.2, against the surrender for cancellation of such Investor's Notes. The Company and the Shareholder agree to make available to MSAM for inspection not less than two (2) Business Days prior to the Stock Closing, the certificates representing the shares of Common Stock to be acquired by the Investors. If on the Stock Closing Date any of the


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conditions specified in Sections 7.1 or 7.5 shall have not been fulfilled, each
Investor shall, at its election, be relieved of all of its obligations under this Agreement to purchase the Common Stock without thereby waiving any other rights it may have by reason of such failure or such nonfulfillment.

SECTION 5 REPRESENTATIONS OF THE COMPANY.

      Subject to and except as disclosed in Exhibit D hereto, the Credit Parties, jointly and severally, represent and warrant to each Investor as follows:

      5.1 Organization. Each Credit Party and each Subsidiary is duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation with all requisite power and authority, and all necessary licenses and permits, to own and lease its properties and assets and to conduct its business as presently conducted and as proposed to be conducted by it. Each Credit Party and each Subsidiary is duly qualified to do business and is in good standing in all states where the conduct of its business or the ownership or leasing of property requires such qualification except where the failure to be so qualified would not have a Material Adverse Effect.

      5.2 Authorization. Each Credit Party has the right, power and authority to execute, deliver and perform this Agreement and the Related Documents to which it is a party. Each Credit Party has taken all corporate or partnership action necessary to authorize the execution and delivery of this Agreement and the Related Documents to which it is a party and to perform its obligations contemplated hereunder and thereunder.

      5.3 No Conflicts or Consents. Neither the execution, delivery or performance of this Agreement or the Related Documents to which any Credit Party is a party nor the consummation of the transactions contemplated hereby or thereby, nor the compliance with the terms and provisions hereof or thereof, will contravene or conflict with any provision of any constitution, law or regulation to which any Credit Party or Subsidiary is subject, or any judgment, license, order or permit applicable to any Credit Party or Subsidiary or any indenture, loan agreement, mortgage, deed of trust, or other material agreement or instrument to which any Credit Party or Subsidiary is a party or by which any of his or its assets may be bound or subject, or violate any provision of the organizational documents of any Credit Party or Subsidiary. No consent, approval, authorization or order of any court or Governmental Authority or third party is required in connection with the execution, delivery and performance by any of the Credit Parties of this Agreement or any of the Related Documents to which it is a party or for the consummation of the transactions contemplated hereby or thereby, except those that have been obtained and are in full force and effect.

      5.4 Enforceable Obligations. This Agreement and each of the Related Documents to which any of the Credit Parties is a party have been duly executed and delivered by it and are its legal, valid and binding obligations, enforceable against it in accordance with their terms except as such enforceability may be limited under (i) applicable bankruptcy, insolvency, reorganization or other similar laws affecting the rights of creditors generally, and (ii) general principles of equity.

      5.5 Capitalization. The authorized capital stock of the Company consists of 1000 shares of Common Stock, of which 1000 shares are issued and outstanding. All of the issued and outstanding shares of Common Stock have been duly authorized and validly issued and are fully paid and nonassessable. Except as provided in this Agreement or contemplated in the Budget, (i) no subscription, warrant, option, convertible security or other rights (contingent or otherwise) or commitments of any character to purchase or acquire any shares of capital stock of the Company is authorized or outstanding, (ii) the Company has no obligation (contingent or otherwise) to issue any subscription, warrant, option, convertible security or other such right or to issue or distribute to holders of any shares of its capital stock any evidences of indebtedness or assets of the Company, and (iii) the Company has no obligation (contingent or otherwise) to purchase, redeem or otherwise acquire any shares of its capital stock or any interest therein or to pay any dividend or make any other distribution in respect thereof. All of the issued and outstanding shares of capital stock of the Company have been offered, issued and sold by the Company in compliance with applicable federal and state securities laws.

      5.6 Shareholders and Agreements. All of the issued and outstanding shares of Common Stock are owned beneficially and of record by the Shareholder. Except
(i) for the Initial Public Offering, (ii) as contemplated in the Budget or (iii) as provided in this Agreement, there are no agreements, written or oral, between the Company and the Shareholder or, to the best of the Company's knowledge, between the Shareholder and any other Person relating to the acquisition (including without limitation rights of first refusal or pre-emptive rights), disposition, registration under the Securities Act of 1933, as amended (the "Securities Act"), or voting of the capital stock of the Company.

      5.7 Issuance of Securities. The issuance and delivery of the Notes and the shares of Common Stock issuable to the Investors on the applicable Closing Date, including, without limitation, those shares issuable upon conversion of the Notes, have been duly authorized by all necessary corporate action on the part of the Company, except for the filing of the amendment to the Certificate of Incorporation contemplated under Section 1.2. The Notes, when issued, will have been duly and validly authorized and issued and will constitute legal, valid and binding obligations of the Company entitled to all the rights and benefits provided under this Agreement and shall be enforceable against the Company in accordance with their terms except as such enforceability may be limited under
(i) applicable bankruptcy, insolvency, reorganization or other similar laws affecting the rights of creditors generally, and (ii) general principles of equity. Payment of the Notes is not, and will not, be subordinate to any other Indebtedness or obligations of the Credit Parties. The shares of Common Stock issuable to the Investors on the Stock Closing Date, including, without limitation, those shares issuable upon conversion of the Notes, when issued as contemplated hereunder, will be duly and validly authorized and issued, and fully paid and non-assessable.

      5.8 Subsidiaries. Set forth in Exhibit D is (a) the name of each entity in which any Credit Party directly or indirectly owns an interest (collectively, the "Subsidiaries"), and (b) each Subsidiary's jurisdiction of organization and the percentage of equity interests owned by the applicable Credit Party (or any Subsidiary of such Credit Party). Each Credit Party has good and marketable title to all of the equity interests it purports to own of each Subsidiary, free and clear in each case of any Lien (other than Permitted Liens), and all such interests have been duly issued and are fully paid and nonassessable except as contemplated in the organizational documents of the issuer thereof. Except as set forth in this Agreement or contemplated in the Budget, there are no outstanding warrants, options, or other rights or commitments of any character to subscribe for or purchase from any Credit Party or any of their Subsidiaries, or obligating any Subsidiary to issue, any additional equity interests or any securities convertible into or exchangeable for such equity interests.

      5.9 Government Regulation. No Credit Party or Subsidiary is subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, the Investment Company Act of 1940, the Interstate Commerce Act (as any of the preceding acts have been amended), or any other law (other than Regulation X of the Board of Governors of the Federal Reserve) which would regulate the incurring by such Credit Party or Subsidiary of any Indebtedness, including but not limited to laws relating to common contract carriers or the sale of electricity, gas, steam, water, or other public utility services.

      5.10 Litigation. There are no actions, suits or legal, equitable, arbitration or administrative proceedings pending or, to the best of any Credit Party's knowledge, threatened against the Credit Parties or any of their Subsidiaries which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

      5.11 Financial Condition. The audited financial statements (including the related notes and supporting schedules) for each Subsidiary listed on Exhibit P for the 1995 fiscal year end and the unaudited financial statements (including the related notes and supporting schedules) for each Subsidiary that owns properties that will be contributed to the Operating Partnership in connection with the Initial Public Offering as contemplated in the Budget for the 1996 fiscal year end present fairly in all material respects the financial condition and results of operations of the entities purported to be shown thereby, at the dates and for the periods indicated, and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved. Since the dates set forth in such financial statements for the 1996 fiscal year, no event, act, condition or change has occurred that could reasonably be expected to have a Material Adverse Effect.

      5.12 Title to Assets. Each Credit Party and each Subsidiary has good and marketable title to all of its assets free and clear of all Liens and other encumbrances and adverse claims of any nature, except Permitted Liens and other Liens permitted pursuant to Section 10.2.

      5.13 Material Contracts and Obligations. Exhibit D sets forth a list of all material agreements or commitments of any nature to which the Company, the Operating Partnership or the Management Company is a party or by which the Company, the Operating Partnership or the Management Company is bound, including without limitation (a) each agreement which requires future expenditures by the Company, the Operating Partnership or the Management Company in excess of $50,000 or which might result in payments to the Company, the Operating Partnership or the Management Company in excess of $50,000, (b) all employment and consulting agreements, employee benefit, bonus, pension, profit-sharing, stock option, stock purchase and similar plans and arrangements, and (c) any agreement with any Affiliate of the Company, the Operating Partnership, the Management Company or the Shareholder, including without limitation any agreement or other arrangement providing for the furnishing of services by, rental of real or personal property from, or otherwise requiring payments to, any such person or entity. The Credit Parties have delivered to the Investors copies of such of the foregoing agreements as have been requested. All of such agreements and contracts are valid, binding and in full force and effect. Neither the Management Company nor any Credit Party is in default in any respect under contract, lease, loan agreement, indenture, mortgage, security agreement or other agreement or obligation to which it is a party or by which any of its properties is bound.

      5.14 Compliance with Laws. Each Credit Party and each Subsidiary is in compliance in all material respects with all laws, ordinances, rules and regulations of governmental authorities (including, without limitation, the Americans with Disabilities Act of 1990) and requirements of insurance bodies applicable to the ownership, leasing, use and operation of its properties and has obtained and fully paid for all material licenses, permits, certificates, entitlements, grants of right and any other items and documents required by applicable law to be obtained by him or it for the completion, ownership, leasing, use and occupancy of his or its properties, except where the failure to so comply or obtain would not have a Material Adverse Effect. Such licenses, permits, certificates, entitlements, grants of right and other items and documents are in full force and effect. No Credit Party or any Subsidiary of a Credit Party has taken any action that would (or failed to take any action, the omission of which would) result in the revocation or suspension of such licenses, permits, certificates, entitlements, grants of right and other items and documents, and no Credit Party or any Subsidiary of a Credit Party has received any notice of any material violation from any federal, state or municipal entity or notice of an intent by any such governmental entity to revoke any material certificate, license, permit, entitlement or grant of right issued by it in connection with the ownership, use and occupancy of any of its properties, that in each case has not been cured or otherwise resolved to the satisfaction of such governmental entity.

      5.15 Real Property.

            (a) Set forth in Exhibit D is a list of all real properties owned by the Credit Parties and each Subsidiary.

            (b) No eminent domain, condemnation, incorporation, annexation or moratorium or similar proceeding has been commenced or, to the best of the Credit Parties' knowledge, threatened by an authority having the power of eminent domain to condemn any part of the properties owned by the Credit Parties or any Subsidiary. To the best of the Credit Parties' knowledge, there are no pending or threatened governmental rules, regulations, plans, studies or efforts, or court orders or decisions, which do or could adversely affect the use or value of such properties for their present use.

            (c) The improvements at all properties owned by the Credit Parties and each of the Subsidiaries are in reasonably good condition and repair, ordinary wear and tear excepted, and have not suffered any casualty or other material damage which has not been repaired in all material respects. To the best of the Credit Parties' knowledge, there is no material latent or patent structural, mechanical or other significant defect, soil condition or deficiency in the improvements included in such properties.

            (d) Each of the properties owned by the Credit Parties or any Subsidiary has been fully assessed and is not subject to abatement. To the best of the Credit Parties' knowledge, there are no proposed reassessments of any of such properties by any taxing authority and there are no threatened or pending special assessments or other actions or proceedings (other than county-wide reassessments and/or the usual increases in millage rates that may be under consideration by the taxing authorities in the jurisdiction where such properties are located) that could give rise to an increase in real property taxes or assessments against any of such properties.

            (e) There are no "Significant Agreements" relating to the properties owned by the Credit Parties or any Subsidiary, or the operations of such properties, other than as set forth in Exhibit D. For purposes hereof, "Significant Agreement" means and includes any of the following by which any of such properties may otherwise be subject or bound, in each such case as amended and currently in effect, inclusive of any waivers relating thereto:

                  (i) all agreements, instruments, mortgages and documents evidencing, securing or pertaining to any Indebtedness;

                  (ii) all ground leases;

                  (iii) all management agreements; and

                  (iv) any other agreement, instrument or document that is material to the property or the operations thereof.

      5.16 Tenant Leases.

            (a) The Credit Parties have delivered to MSAM, on behalf of the Investors, rent rolls, certified to be true, correct and complete, for each of the properties owned by the Credit Parties or any Subsidiary.

            (b) Each of the current leases with respect to the properties owned by the Credit Parties or any Subsidiary (as the same have been amended or modified to date, the "Leases") are in full force and effect and, to the knowledge of the Credit Parties, no material uncured "event of default" (as defined in any such Lease) has occurred and is continuing under any such Lease. With respect to any Lease of 20,000 square feet or more: (i) no tenant has asserted a defense to, offset or claim against its rent or the performance of its obligations under any such Lease, (ii) no tenant has asserted a default on the part of the landlord which would give it the right to terminate any such Lease, (iii) there are no rights of first refusal on, or options to purchase, any of the properties leased under any such Lease in favor of any tenant, and
(iv) no written modifications to, or agreements in principal with respect to, any such Lease that would reduce (A) the space leased to any tenant, (B) the amount of any tenant's rent or (C) the term of such Lease.

            (c) Except for (i) security deposits or (ii) the first full month's rent, whether or not the term of a Lease has commenced, no prepayments of rent more than thirty (30) days in advance have been made under the Leases. No rent or security deposits under the Leases have been assigned or encumbered, except as security for the mortgages notes listed in Exhibit D, and there are no agreements or understandings, written or oral, with any of the tenants other than as set forth in the Leases. All brokerage commissions and other compensation and fees payable by reason of the Leases have been paid in full or will be paid in the ordinary course of business as and when due.

      5.17 Full Disclosure. With respect to the representations and warranties contained in this Agreement or in any of the Related Documents or in any financial statements, certificates or other documents delivered in connection herewith or therewith, there is no material fact that the Credit Parties have not disclosed to the Investors. Neither this Agreement, the Related Documents, the financial information referenced in Section 5.11 hereof, nor any agreement, document, certificate or written statement delivered herewith or heretofore by the Credit Parties to the Investors in connection with the transactions contemplated hereby, contains any untrue statement of a material fact or omits to state any material fact necessary to keep the statements contained herein or therein from being misleading in light of the circumstances under which they are made.

      5.18 Dividends. Except as otherwise permitted hereunder, the Credit Parties have not declared, set aside, or made any payment of a Dividend.

      5.19 Security Interests. Each of the Security Documents creates or will create, as security for the obligations described therein, a valid, exclusive and perfected first security interest in and Lien on all of the Collateral described in such agreements in favor of the Collateral Agent, acting on behalf of the Investors, superior and prior to the rights of all third Persons and subject to no other Liens except Permitted Liens. No filings or recordings are required in order to perfect the security interests created under the Security Documents except for the filing of UCC-1 financing statements in the filing offices listed in Exhibit D.

      5.20 No Termination Event. No Termination Event or Potential Termination Event has occurred and is continuing, nor will the execution, delivery and performance of this Agreement or any of the Related Documents cause any Termination Event or Potential Termination Event to occur.

      5.21 Tax Matters. The Company will at such time as it files its tax return for its fiscal year ending December 31, 1997 properly elect to be taxed as a real estate investment trust within the meaning of Sections 856-860 of the Internal Revenue Code of 1986, as amended (the "Code"), and will have satisfied all of the requirements set forth in those provisions and the regulations thereunder to be taxed as a real estate investment trust within the meaning of those provisions. Each Credit Party and each Subsidiary has filed all U.S. federal, state, local, foreign and other tax returns which were required to be filed on or before the date hereof and has paid all taxes which have become due and payable. All such reports and returns were materially accurate and complete when filed and reflect all taxes required to be paid for the periods reported therein. No additional material assessments, deficiencies or penalties in respect of taxes have been made or claimed against the Credit Parties or any Subsidiary which remain unpaid. No tax returns or reports of the Credit Parties or any Subsidiary are or ever have been under audit.

      5.22 Insurance. Each Credit Party and Subsidiary maintains in effect with reputable and financially sound insurers, insurance in such amounts and covering such risks as is customarily maintained by companies engaged in similar businesses and owning similar types of properties in the same areas as the Credit Parties or the Subsidiaries. All such policies are in full force and effect and all premiums thereunder have been paid to the extent due, and no notice of cancellation has been received with respect thereto and, to the best knowledge of the Credit Parties, no cancellation is threatened.

      5.23 Burdensome Contracts. No Credit Party or Subsidiary is party to any agreement or instrument or subject to any legislative or charter or other corporate restriction or any judgment, order, writ, injunction, decree, rule or regulation which could reasonably be expected to have a Material Adverse Effect.

      5.24 Environmental Matters. No Credit Party or any Subsidiary has (a) caused any substance or waste that is listed or defined as hazardous or toxic under applicable environmental laws or petroleum products (collectively "Hazardous Materials") to be improperly maintained or disposed of on, under or at any of its or their properties, or any part thereof, or elsewhere in a manner which violates, or could give rise to liability under, applicable environmental laws, or (b) failed to remediate, alter, mitigate or abate any condition required to be remediated, altered, mitigated or abated under such environmental laws. Except as set forth in any environmental site assessments provided by the Credit Parties to the Investors, (i) to the knowledge of the Credit Parties, each of their properties, and the properties of their Subsidiaries, is in compliance, and has heretofore complied, with all environmental laws in all material respects, (ii) to the knowledge of the Credit Parties, there has been no discharge of Hazardous Materials by any tenant of any property owned by any Credit Party of any of their Subsidiaries in quantities requiring response, remediation or removal, and (iii) no Credit Party has received any written notice from any governmental unit or other person or entity that it or any Subsidiary, or any of its properties or operations conducted thereon, are not or have not been in compliance with all environmental laws.

      5.25 Books and Records. The books and records of the Credit Parties and of the Subsidiaries accurately and fairly reflect their respective income, expenses, assets and liabilities, and the Credit Parties and each of the Subsidiaries maintain internal accounting controls which provide reasonable assurance that: (a) transactions are executed in accordance with management's authorization; (b) transactions are recorded as necessary to permit preparation of reliable financial statements and to maintain accountability for earnings and assets; (c) access to assets is permitted only in accordance with management's authorization; (d) the recorded accountability of all assets is compared with existing assets at reasonable intervals; and (e) all intercompany transactions, charges and expenses among and between them or any of their other Affiliates are accurately reflected in all financial statements.

      5.26 Certain Payments. No Credit Party, no Subsidiary or, to the knowledge of any Credit Party, any director, officer, agent or employee of any such entity, or any other person or entity associated with or acting for or on behalf of any Credit Party or any Subsidiary, including any REIT Sponsor, has directly or indirectly (a) made any unlawful contribution, gift, bribe, rebate, payoff, influence payment, kickback, or other payment to any person or entity, private or public, regardless of form, whether in money, property or services, (i) to obtain favorable treatment in securing business, (ii) to pay for favorable treatment for business secured, or (iii) to obtain special concessions or pay for special concessions already obtained or (b) established or maintained any fund or asset that has not been recorded in the books and records of the Credit Parties and the Subsidiaries, or (c) taken any other action in violation of any provision of the Foreign Corrupt Practices Act of 1977, as amended.

      5.27 Labor Agreements and Actions. No Credit Party or any Subsidiary is bound by or subject to, any written or oral, express or implied, contract, commitment or arrangement with any labor union, and no labor union has requested or, to the knowledge of any Credit Party, has sought to represent any of the employees, representatives or agents of any Credit Party or any Subsidiary. There is no strike or other labor dispute involving any Credit Party or any Subsidiary pending, or to the knowledge of any Credit Party, threatened, nor is any Credit Party aware of any labor organization activity involving any of the employees of any Credit Party or any Subsidiary. No Credit Party is aware that any officer or key employee, or that any group of key employees, intends to terminate his, her or their employment with any Credit Party or any Subsidiary, nor does any Credit Party or Subsidiary have a present intention to terminate the employment of any of the foregoing. The employment of each employee of any Credit Party or any Subsidiary is terminable at the will of the applicable employer without further liability of such employer to such employee except for the payment of such employee's normal salary accrued but not paid through the date of such termination.

      5.28 ERISA. None of the Credit Parties or any of the Subsidiaries has or otherwise contributes to or participates in any employee benefit plan subject to ERISA.

      5.29 Use of Proceeds; Margin Stock. None of the proceeds of the sale of the Notes will be used for the purpose of purchasing or carrying any "margin stock" as defined in Regulations U, T, X, or G of the Board of Governors of the Federal Reserve, or for the purpose of reducing or retiring any Indebtedness which was originally incurred to purchase or carry "margin stock," or for any other purpose which might constitute this transaction a "purpose credit" within the meaning of Regulations U, T, X or G. No Credit Party is engaged in the business of extending credit for the purpose of purchasing or carrying margin stocks. No Credit Party or any Person acting on behalf of any Credit Party has taken or will take any action which might cause any violation of Regulations U, T, X, G or any other regulations of the Board of Governors of the Federal Reserve System or any violation of Section 7 of the Securities Exchange Act of 1934, as amended ("the "Exchange Act") or any rule or regulation promulgated thereunder, in each case as now in effect or as the same may hereinafter be in effect.

      5.30 Solvency. Each Credit Party and each Subsidiary is, and after consummation of the transactions contemplated hereby, will be Solvent.

      5.31 Principal Office, Etc. The residence or the principal office, chief executive office and principal place of business of each of the Credit Parties is as set forth in the preamble to this Agreement. Each of the Credit Parties maintains its records and books at such address and does not maintain any assets at any other location, that, individually or in the aggregate, are material to the operation of its business except for the real property in which such Credit Party has an interest.

      5.32 Domestically-Controlled REIT. For purposes of Section 897(h) of the Code, at all times during the period in which the Company was in existence less than 25% in value of its capital stock has been held, directly or indirectly, by foreign persons.

      5.33 Pension-Held REIT. For purposes of Section 856(h)(3) of the Code, at all times during the period in which the Company was in existence, no "qualified trust" has held, directly or indirectly, more than 10% of the interests in the Company.

      5.34 Commercial Real Property. All direct and indirect interests held by the Shareholder, the Credit Parties or any Subsidiary in any commercial real property with a fair market value (net of Indebtedness secured by a mortgage in the fee or leasehold asset underlying any such interest) in excess of $500,000 has been contributed to the Operating Partnership to the extent not prohibited (and if prohibited, not capable of being waived) under the constituent documents of the entity or entities holding or owning such interests in such commercial real property except that no representation or warranty is made with respect to the Scheduled Assets and Retail Properties.

      5.35 Pledgeable Equity. Pursuant to the Initial Contribution Agreements, all the pledgeable equity (as set forth in the Budget) has been contributed to the Operating Partnership.

SECTION 6 REPRESENTATIONS AND WARRANTIES OF THE INVESTOR.

      Each Investor severally, and not jointly, hereby represents and warrants that:

      6.1 Authorization. The Investor has full power and authority to enter into this Agreement and this Agreement constitutes its valid and legally binding obligation, enforceable in accordance with its terms except as such enforceability may be limited under (i) applicable bankruptcy, insolvency, reorganization or other similar laws affecting the rights of creditors generally, and (ii) general principles of equity.

      6.2 Purchase Entirely for Own Account. The Notes and the Common Stock to be acquired by such Investor will be acquired for investment for Investor's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that Investor has no present intention of selling, granting any participation in, or otherwise distributing the same.

      6.3 Accredited Investor. The Investor is an "accredited investor" within the meaning of Rule 501 of Regulation D, under the Securities Act, as presently in effect.

      6.4 Other Representations and Warranties.

            (a) The Investor, by reason of its business and financial experience, together with the business and financial experience of MSAM, which is its investment adviser,

                  (i) has such knowledge sophistication and experience in financial and business matters and in making investment decisions of this type that it is capable of evaluating the merits and risks of and of making an informed investment decision with respect to an investment in the Notes and Common Stock,

                  (ii) is capable of protecting its own interest or has engaged representatives or advisors to assist it in protecting its interests and

                  (iii) is capable of bearing the economic risk of such investment.

            (b) (i) The Investor understands that an investment in the Company involves substantial risks.

                  (ii) The Investor has been given the opportunity to make an investigation of the proposed activities of the Company.

                  (iii) The Investor has been afforded the opportunity to obtain any additional information requested by it.

                  (iv) The Investor has had an opportunity to ask questions of and receive answers from representatives of the Company concerning the Company and its proposed activities and the terms and conditions of an investment in the Notes and Common Stock.

            (c) The Investor was not formed for the specific purpose of acquiring an interest in the Company.

            (d) The Investor acknowledges that:

                  (i) the Notes and Common Stock to be issued to such Investor have not been registered under the Securities Act or state securities laws by reason of a specific exemption or exemptions from registration under the Securities Act and applicable state securities laws and such Notes and Common Stock will bear a legend to such effect,

                  (ii) the Company's reliance on such exemptions is predicated in part on the accuracy and completeness of the representations and warranties of such Investor contained herein,

                  (iii) the Notes and Common Stock to be issued to such Investor may not be resold or otherwise distributed unless registered under the Securities Act and applicable state securities laws, or unless an exemption from registration is available,

                  (iv) there is no public market for the Notes and Common Stock; and

                  (v) other than as set forth in this Agreement and the Related Documents, the Company has no obligation or intention to register such Notes and Common Stock under the Securities Act or any state securities laws or to take any action that would make available any exemption from the registration requirements of such laws.

SECTION 7 CONDITIONS TO THE OBLIGATIONS OF EACH INVESTOR.

      7.1 Conditions to All Closings. The obligation of each Investor to purchase the securities to be purchased by it at any Closing are subject to the satisfaction of each of the following conditions on or before the Closing Date for such Closing:

            (a) Accuracy of Representations and Warranties. Each representation and warranty contained in Section 5 shall be true and correct in all material respects on and as of such Closing Date with the same effect as though such representation and warranty had been made on and as of such date (after giving full effect to any supplement or amendment to Exhibit D delivered pursuant to Section 7.3(a)(x)) except that at the Stock Closing the representations and warranties set forth in Sections 5.32 and 5.33 shall be deemed to have been made immediately prior to the closing of the Initial Public Offering.

            (b) Performance. The Credit Parties shall have performed and complied with all agreements and conditions contained in this Agreement required to be performed or complied with by the Credit Parties prior to or at such Closing.

            (c) No Termination Event. No Termination Event or Potential Termination Event shall have occurred and be continuing or result from the transactions contemplated to be consummated on such Closing Date.

            (d) No Proceeding or Litigation. No suit, action, or other proceeding seeking to restrain, prevent or change the transactions contemplated hereby or otherwise questioning the validity or legality of such transactions shall have been instituted and be pending.

            (e) No Material Adverse Change. No event shall have occurred or conditions shall exist that could reasonably be expected to have a Material Adverse Effect.

            (f) Compliance with Laws; Consents and Approvals. The Company shall have complied with all applicable requirements of federal and state securities or "blue sky" laws with respect to the issuance and sale of the securities to be sold at the Closings and each of the Credit Parties shall have received all consents, permits and other authorizations, and made all such filings and declarations as may be required under any applicable law or regulation or pursuant to any other agreement, order or decree to which any of them is a party or subject in connection with the transactions to be consummated on or prior to such Closing Date.

            (g) Purchase Permitted. Each Investor's purchase of the securities to be purchased by it at such Closing shall be permitted under all applicable laws and regulations governing the activities of such Investor.

            (h) Expenses. The Investors shall have received all amounts payable pursuant to Section 17.13 on or prior to such Closing Date.

      7.2 Additional Conditions to First Note Closing. In addition to the conditions specified in Section 7.1, the obligations of each Investor to purchase Notes at the First Note Closing are subject to the satisfaction of the following conditions precedent on or before the First Note Closing Date:

            (a) Documents. The Credit Parties shall have delivered to each of the Investors the following, each of which shall be in form and substance reasonably satisfactory to MSAM:

            (i) The following agreements, duly executed by each of the parties thereto:

                        (A)   this Agreement;
                        (B) the Notes being purchased by such Investor at such Closing, registered in such names and in such denominations as MSAM, on behalf of such Investor, shall have requested;
                        (C)   the Registration Rights Agreement;
                        (D)   the Shareholder Pledge Agreement;
                        (E)   the Company Pledge Agreement;
                        (F)   the Operating Partnership Pledge Agreement;
                        (G)   the Operating Partnership Collateral Assignment;
                        (H)   the Company Account Pledge Agreement;
                        (I) the Operating Partnership Account Pledge Agreement; and
                        (J)   the Management Company Stock Option Agreement.

                  (ii) A certificate duly executed on behalf of the Company by its Secretary or an Assistant Secretary, certifying as to the incumbency and signatures of each officer of the Company executing this Agreement and each of the Related Documents to which the Company is a party and to which is attached copies, certified to be true, correct, complete and in full force and effect of (A) the Company's Articles of Incorporation, (B) the Company's by-laws and (C) resolutions of the Company's Board of Directors authorizing the execution, delivery and performance by the Company of this Agreement and the Related Documents to which the Company is a party, the issuance and sale of the Notes and the authorization, issuance and sale of the Common Stock;

                  (iii) A certificate, duly executed on behalf of the Operating Partnership, by the Secretary or an Assistant Secretary of the Company, in its capacity as the sole general partner of the Operating Partnership, certifying as to the incumbency and signatures of the officers of the Company executing this Agreement and each of the Related Documents to which the Operating Partnership is a party and to which is attached copies, certified to be true, correct, complete and in full force and effect of (A) the Operating Partnership's certificate of limited partnership, (B) the partnership agreement of the Operating Partnership and (C) resolutions of the Board of Directors of the Company authorizing the execution, delivery and performance by the Operating Partnership of this Agreement and the Related Documents to which it is a party;

                  (iv) A certificate, duly executed on behalf of the Company by its Secretary or an Assistant Secretary, certifying as to the Management Company's charter and by-laws;

                  (v) A certificate duly executed by the Chief Executive Officer of the Company certifying as to each of the matters set forth in Sections 7.1(a), (b) and (c);

                  (vi) Good standing certificates for each of the Company, the Operating Partnership and the Management Company from the Secretary of State of their respective jurisdictions of formation and each other jurisdiction in which they are required to be qualified to do business;

                  (vii) the Budget;

                  (viii) An opinion of Battle Fowler, LLP, counsel for each of the Credit Parties, dated the First Note Closing Date, addressed to the Investors, substantially in form set forth in Exhibit E-1;

                  (ix) All certificates or other instruments representing any interests or other securities pledged as Collateral at the First Note Closing, together with executed and undated stock powers or assignments in blank, and evidence that all filings and other actions necessary to perfect the Collateral Agent's security interest in the Collateral delivered at the First Note Closing, have been made or taken and that the Collateral Agent's Lien on the Collateral has priority over any other Liens, other than Permitted Liens;

                  (x) Copies, certified to be true, correct and complete by the Credit Parties, of consents and approvals of any Governmental Authority or third party required in connection with the transactions to be consummated on the First Note Closing Date (including, without limitation, any consents of any partners and lenders required in order to pledge the interests to be pledged under the Security Documents); and

                  (xi) Copies of the Initial Contribution Agreements, duly executed by each of the parties thereto.

            (b) Other Matters. All corporate and other proceedings in connection with the transactions contemplated by this Agreement and the Related Documents and all other documents and instruments incident to such transactions shall be reasonably satisfactory in substance and form to MSAM and MSAM shall have received all such counterpart originals or certified or other copies of such additional documents, instruments or opinions as it may request.

      7.3 Conditions to Subsequent Note Closings. In addition to the conditions set forth in Section 7.1, the obligations of each Investor to purchase Notes at a Subsequent Note Closing are subject to the satisfaction of the following conditions precedent on or before such Subsequent Note Closing Date.

            (a) Documents. The Credit Parties shall have delivered to each of the Investors the following, each of which shall be in form and substance satisfactory to MSAM:

                  (i) The Notes (duly executed by the Company) being purchased by such Investor at such Closing, registered in such names and in such denominations as MSAM, on behalf of such Investor shall have requested;

                  (ii) A certificate duly executed on behalf of the Company by its Secretary or an Assistant Secretary, certifying as to the incumbency and signatures of each officer of the Company executing this Agreement and each of the Related Documents to which the Company is a party and to which is attached copies, certified to be true, correct, complete and in full force and effect of (A) the Company's Articles of Incorporation, (B) the Company's by-laws and (C) resolutions of the Company's Board of Directors authorizing the execution, delivery and performance by the Company of this Agreement and the Related Documents to which the Company is a party, the issuance and sale of the Notes and the authorization, issuance and sale of the Common Stock;

                  (iii) A certificate, duly executed on behalf of the Operating Partnership, by the Secretary or an Assistant Secretary of the Company, in its capacity as the sole general partner of the Operating partnership, certifying that there had been no change in the incumbency of the officers or the organizational documents or authorizing resolutions of such entity delivered at the First Note Closing (and that such documents and resolutions remain in full force and effect) or, if there has been a change, certifying as to the change and, if applicable, attaching a true, correct and complete copy of any amendment or superseding document;

                  (iv) A certificate of the Secretary or an Assistant Secretary of the Company certifying that there has been no change in the organizational documents of the Management Company;

                  (v) A certificate duly executed by the Chief Executive Officer of the Company certifying as of such Subsequent Note Closing Date as to each of the matters set forth in Sections 7.1(a), (b) and (c);

                  (vi) Good Standing Certificates for each of the Company, the Operating Partnership and the Management Company from the Secretary of State of their respective jurisdictions of formation and each other jurisdiction in which they are required to be qualified to conduct business;

                  (vii) An opinion of Battle Fowler, LLP, counsel for each of the Credit Parties, dated such Subsequent Note Closing Date, addressed to the Investors, substantially in the form set forth in Exhibit E-2;

                  (viii) Copies, certified to be true, correct and complete by the Credit Parties, of all consents and approvals of any Governmental Authority or third party required in connection with the transactions to be consummated on such Subsequent Note Closing Date; and

                  (ix) The notice required pursuant to Section 4.2 or 4.3;

                  (x) Amendments to Exhibit D to reflect material modifications to the representations and warranties in Section 5 since the prior Closing; provided however that such modifications shall be consistent with the Budget.

            (b) Initial Public Offering. MSAM shall continue to be reasonably satisfied that each of the Credit Parties are using their reasonable best efforts to accomplish the Initial Public Offering at the soonest possible time.

            (c) Second Note Closing Date. The Second Note Closing shall have occurred on or prior to June 15, 1997.

            (d) Redemption of Notes. The Notes shall not have been redeemed pursuant to Section 13 of this Agreement.

            (e) Other Matters. All corporate and other proceedings in connection with the transactions contemplated by this Agreement and the Related Documents and all other documents and instruments incident to such transactions shall be reasonably satisfactory in substance and form to MSAM and MSAM shall have received all such counterpart originals or certified or other copies of such additional documents, instruments or opinions as it may reasonably request.

      7.4 Additional Conditions to the Second Note Closing. In addition to the conditions set forth in Section 7.1 and 7.3, the obligations of each Investor to purchase Notes at the Second Note Closing are subject to the satisfaction of the following conditions precedent on or before the Second Note Closing Date:

            (a) DRA Contribution Agreement. A copy of the Contribution Agreement, duly executed by each of the parties thereto, pursuant to which Dreyfus Realty Advisors or its Affiliates has agreed to contribute partnership interests to the Operating Partnership as contemplated in the Budget.

            (b) Financial Information. The Company shall have delivered to MSAM a Pro Forma Statement of Operations in the form to be included in the Company's Registration Statement on Form S-11 in connection with its Initial Public Offering, together with a certificate duly executed by the Chief Executive Officer of the Company certifying that the Pro Forma Statement of Operations presents fairly in all material respects, on a pro forma basis, the financial condition and results of operations of the Company purported to be shown thereby, at the dates and for the periods indicated.

            (c) Retail Properties. Each of the Credit Parties shall, to the extent permitted by the organizational documents pursuant to which such interests were issued, have caused to be contributed to the Operating Partnership and pledged as collateral to the Collateral Agent the direct or indirect interests in the Retail Properties that are held directly or indirectly by the REIT Sponsors.

      7.5 Conditions to the Stock Closing. In addition to the conditions set forth in Section 7.1, the obligation of each Investor to purchase the shares of Common Stock to be purchased by such Investor pursuant to Section 3.1 are subject to the satisfaction of each of the following conditions on or before the Stock Closing Date:

            (a) Documents. The Credit Parties shall have delivered to each of the Investors the following, each of which shall be in form and substance satisfactory to MSAM:

                  (i) Certificates representing the number of shares of Common Stock to be purchased by such Investor at such Closing pursuant to Section 3.1, and the number of shares of Common Stock issuable on conversion of such Investor's Notes , registered in the names and in such denominations as MSAM, on behalf of such Investor, shall instruct;

                  (ii) A copy of the Certificate of Incorporation, together with all amendments thereto, of the Company certified by the Secretary of State of the State of Maryland;

                  (iii) A certificate duly executed on behalf of the Company by its Secretary or an Assistant Secretary certifying as to the incumbency and signatures of the each officer of the Company authorized to execute and deliver the documents and instruments required to be delivered by the Company in connection with this Agreement and the Related Documents and to which is attached copies, certified to be true, correct and complete and in full force and effect of (A) the by-laws of the Company and (B) the resolutions of the Board of Directors of the Company delivered in connection with the First Note Closing, together with any amendments or additional resolutions relating to the matters authorized thereby subsequently adopted by the Board, as well as all resolutions of the Board and the Shareholder adopted in connection with the Initial Public Offering, including, without limitation, those resolutions authorizing an amendment to the Certificate of Incorporation to increase the authorized capital stock of the Company;

                  (iv) A certificate, duly executed on behalf of the Operating Partnership, by the Secretary or an Assistant Secretary of the Company, in its capacity as the sole general partner of the Operating Partnership, certifying that there had been no change in the incumbency of the officers or the organizational documents or authorizing resolutions of such entity delivered at the First Note Closing (and that such documents and resolutions remain in full force and effect) or, if there has been a change, certifying as to the change and, if applicable, attaching a true, correct and complete copy of any amended or superseding document;

                  (v) A certificate of the Secretary or Assistant or Assistant Secretary of the Company certifying that there has been no change in the organizational documents of the Management company;

                  (vi) A certificate duly executed by the Chief Executive Officer of each of the Company certifying as of the Stock Closing Date as to each of the matters set forth in Sections 7.1(a), (b) and (c);

                  (vii) Good Standing Certificates for each of the Company, the Operating Partnership and the Management Company from the Secretary of State of their respective jurisdictions of formation and each other jurisdiction in which they are required to be qualified to conduct business;

                  (viii) A copy of the Company's registration statement on Form S-11, as declared effective by the Securities and Exchange Commission (the "Commission"), a copy of the Company's final prospectus used in connection with the Initial Public Offering, a fully executed copy of the underwriting agreement entered into by the Company with the underwriters for the Initial Public Offering, and a copy of all closing documents delivered under such underwriting agreement at the closing of the Initial Public Offering;

                  (ix) A certificate of the Chief Financial Officer of the Company certifying as to the calculation of the number of shares of Common Stock into which the Notes were converted;

                  (x) An opinion of Battle Fowler, LLP, counsel for each of the Credit Parties, dated the Stock Closing Date, addressed to each of the Investors, substantially in the form set forth in Exhibit E-3;

                  (xi) Copies, certified to be true, correct and complete by the Credit Parties, of all consents and approvals of Governmental Authorities and third parties required in connection with the transactions to be consummated on the Stock Closing Date;

                  (xii) The notice required pursuant to Section 4.4;

                  (xiii) A certificate of the Chief Executive Officer of the Company certifying that the representations and warranties of the Credit Parties set forth in the Underwriting Agreement are true and correct in all material respects; and

                  (xiv) A copy of the opinion of Battle Fowler, LLP, delivered to the Company and the underwriters pursuant to the terms of the Underwriting Agreement, together with a letter from Battle Fowler, LLP, to the Investors expressly providing that the Investors may rely on such opinion.

            (b) Initial Public Offering. The closing of the Initial Public Offering shall have occurred.


            (c) Redemption of Notes. The Notes shall not have been redeemed pursuant to Section 13 of this Agreement.

            (d) Other Matters. All corporate and other proceedings in connection with the transactions contemplated by this Agreement and the Related Documents and all other documents and instruments incident to such transactions shall be reasonably satisfactory in substance and form to MSAM and MSAM shall have received all such counterpart originals or certified or other copies of such additional documents, instruments or opinions as it may reasonably request.

SECTION 8 CONDITION TO THE OBLIGATIONS OF THE COMPANY.

            The obligations of the Company under Section 4.1, 4.2, 4.3 and 4.4 of this Agreement as to each Investor are subject to the condition that the representations and warranties of the Investor contained in Section 6 shall be true and correct in all material respects on and as of the applicable Closing Date with the same effect as though such representations and warranties had been made on and as of that date.

SECTION 9 AFFIRMATIVE COVENANTS.

      9.1 Payment of Principal and Interest. The Company covenants and agrees that it will duly and promptly pay or cause to be paid the principal of and interest on each of the Notes at the place or places, at the respective times and in the manner provided in this Agreement and the Notes. Unless otherwise provided in this Agreement, all payments shall be made by electronic wire transfer of immediately available United States funds.

      9.2 Maintenance of Existence and Rights; Conduct of Business. The Company and the Operating Partnership shall, and shall cause each of their Controlled Subsidiaries to preserve and maintain their existence and all rights, privileges and franchises necessary or desirable in the normal conduct of their businesses, and conduct, and cause each of their Controlled Subsidiaries to conduct, their businesses in an orderly and efficient manner consistent with good business practices and in accordance with all applicable laws and regulations. In addition, each Credit Party will use its reasonable best efforts to cause each Subsidiary that is not a Controlled Subsidiary to comply with the foregoing.

      9.3 Financial Statements, Reports and Documents. (a) Commencing after the Initial Public Offering, the Credit Parties shall deliver to MSAM, with sufficient copies for each of the Investors, the following:

                        (i) Quarterly Statements. As soon as available and in any event within forty-five (45) days after the end of each fiscal quarter, (A) copies of the consolidated and consolidating balance sheet of the Company and its consolidated Subsidiaries, including, without limitation, the Operating Partnership and Management Company as of the end of each such period, and the related consolidated and consolidating statements of operations, shareholders' equity and cash flows of the Company and its consolidated Subsidiaries for each such period and for the portion of the fiscal year ending with such period, in each case setting forth in comparative form the figures for the corresponding period of the preceding fiscal year and (B) a schedule of the contingent liabilities of the Company, all in reasonable detail, and certified on behalf of the Company and its consolidated Subsidiaries by its Chief Financial Officer to fairly represent the financial position and results of operations of the Company and its consolidated Subsidiaries as of such date and for the period then ended, and to have been prepared in accordance with GAAP applied on a consistent basis, subject to normal year-end audit adjustments and the absence of full footnote disclosures; and

                        (ii) Annual Statements. As soon as available and in any event within ninety (90) days after the close of each fiscal year, copies of the consolidated and consolidating balance sheet of the Company and its consolidated Subsidiaries, including, without limitation, the Operating Partnership and the Management Company, as of the close of such fiscal year and the related consolidated and consolidating statements of operations, shareholders' equity and cash flows of the Company and its consolidated Subsidiaries for such fiscal year, in each case setting forth in comparative form the figures for the preceding fiscal year, all in reasonable detail and accompanied by an opinion thereon (which shall not be qualified by reason of any limitation imposed by the Company) of independent accountants of recognized national standing selected by the Company to the effect that such financial statements have been prepared in accordance with GAAP and fairly represent the financial position and results of operations of the Company and its consolidated Subsidiaries as of such date and for the period then ended, and that the examination of such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards.

            (b) The Credit Parties shall deliver to MSAM, with sufficient copies for each of the Investors, the following:

                        (i) Registration Statement and Correspondence. All drafts of the Company's registration statement relating to the Initial Public Offering which are distributed to parties other than the Company, its Affiliates and its counsel, together with all correspondence sent by the Company or its counsel to, or received by Company or its counsel from, the Commission or any securities exchange;

                        (ii) SEC Filings. Promptly upon the filing thereof, copies of each registration statement and prospectus, any such amendments or supplements and all documents incorporated by reference therein and any other document filed by the Company with any securities exchange or the Commission or any successor agency; and

                        (iii) Other Information. Such other information concerning the business, properties or financial condition of the Credit Parties as MSAM shall reasonably request.

      9.4 Notices. Immediately upon becoming aware of the existence of any condition or event which constitutes a Termination Event or Potential Termination Event, the Credit Parties shall furnish to MSAM written notice specifying the nature and period of existence thereof and the action which the Credit Parties are taking or propose to take with respect thereto.

      9.5 Other Notices. The Credit Parties shall promptly notify MSAM of (i) any change which could reasonably be expected to have a Material Adverse Effect;
(ii) the commencement of, or any material determination in, any litigation with any third party or any proceeding before any Governmental Authority affecting any Credit Party or Subsidiary which could reasonably be expected to have a Material Adverse Effect; and (iii) any material adverse claim against or affecting any Credit Party or Subsidiary or any of their respective properties.

      9.6 Books and Records; Access. Each of the Credit Parties, shall, and shall cause each of its Controlled Subsidiaries to, give representatives and agents of MSAM, on behalf of the Investors, reasonable access upon reasonable notice and during business hours to, and permit such representative or agent to examine, copy or make excerpts from, any and all books, records and documents in the possession of such Credit Party of Controlled Subsidiary and relating to its business affairs and to inspect any of the properties of any such Credit Party or Controlled Subsidiary and to discuss the business and operations of such Credit Party or Controlled Subsidiary with its officers and employees. Each Credit Party shall, and shall cause each of their Controlled Subsidiaries to, maintain complete and accurate books and records of its business transactions in accordance with good accounting practices. In addition, each Credit Party will use its reasonable best efforts to cause each Subsidiary that is not a Controlled Subsidiary to comply with the foregoing.

      9.7 Compliance with Material Agreements. (a) Each Credit Party shall, and shall cause each of its Controlled Subsidiaries to, comply in all material respects with all material agreements indentures, mortgages or documents binding on it or affecting its properties or business. In addition, each Credit Party will use its reasonable best efforts to cause each Subsidiary that is not a Controlled Subsidiary to comply with the foregoing.

            (b) Commencing April 1, 1997, the Company upon request of MSAM (which request will not be made more frequently than once during any calendar month) will provide, on behalf of all the Credit Parties, to MSAM within three
(3) Business Days a true, correct and complete certificate (a "Section 9.7(b) Certificate") in the form of Exhibit R, with appropriate insertions, or in such other form as MSAM may reasonably request in order to ascertain regularly, the use by the Credit Parties of proceeds of the Notes.

      9.8 Compliance with Law. Each Credit Party shall and shall cause each of their Controlled Subsidiaries to, comply with all applicable constitutions, laws, rules, regulations, judgments, orders, decisions, rulings and decrees of any Governmental Authority applicable to it or to any of its properties, business operations or transactions, a violation of which would have a Material Adverse Effect. In addition, each Credit Party will use its reasonable best efforts to cause each Subsidiary that is not a Controlled Subsidiary to comply with the foregoing.


      9.9 Payment of Taxes and Other Indebtedness. Each of the Credit Parties shall, and shall cause each of the Controlled Subsidiaries to, pay and discharge: (i) all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits, or upon any property belonging to it, before delinquent, (ii) all lawful claims (including claims for labor, materials and supplies) and (iii) all of its Indebtedness as and when due; provided, however, that no Credit Party or Subsidiary shall be required to pay any such tax, assessment, charge, claim or levy, if and so long as the amount, applicability or validity thereof is at the time being contested in good faith by appropriate proceedings and appropriate accruals and reserves therefor have been established in accordance with GAAP. In addition, each Credit Party will use its reasonable best efforts to cause each Subsidiary that is not a Controlled Subsidiary to comply with the foregoing.

      9.10 Insurance. Each of the Credit Parties shall, and shall cause each of their Controlled Subsidiaries to, apply for and continue in force, or cause to be applied for and continued in force, adequate insurance covering risks of such types and in such amounts and with such deductibles as are customary for other companies engaged in similar lines of business and with good and responsible insurance companies. In addition, each Credit Party will use its reasonable best efforts to cause each Subsidiary that is not a Controlled Subsidiary to comply with the foregoing.

      9.11 Board of Directors. Effective on and for each year after the Initial Public Offering, until the Investors shall determine otherwise or the aggregate amount of the Common Stock held by the Investors is less than 60% of the Common Stock held by the Investors immediately following the Initial Public Offering, the Company will afford one person selected by MSAM full board observation rights, including full and timely notice of all meetings of the Board of Directors and each of its committees, copies of all written and other materials disseminated to members of the Board or its committees, and the right to attend in person or by telephone all meetings of the Board or its committees. Effective on and for each year after the completion of the Initial Public Offering, the Company will nominate such persons as is necessary to ensure the majority of the directors of the Company are independent directors unaffiliated with the Company.

      9.12 Additional Capital. Each of the Credit Parties agrees to use its reasonable best efforts to complete the Initial Public Offering in a minimum amount of $200 million as soon as practicable, but in any event prior to December 31, 1997.

      9.13 Use of Proceeds. The Company shall use the proceeds received by it from the sale of Notes solely as provided in the Budget.

      9.14 Further Assurances. The Credit Parties shall, and shall cause each of their Controlled Subsidiaries to, make, execute or endorse, and acknowledge and deliver or file or cause the same to be done, all such notices, certificates and additional agreements, undertakings, conveyances, transfers, assignments or other assurances, and take any and all such other action, as the Investors may, from time to time, deem reasonably necessary or proper in connection with this Agreement or any of the Related Documents, or the obligations of the Credit Parties or their Subsidiaries hereunder or thereunder.

      9.15 Additional Collateral. Upon the request of the Collateral Agent and at the expense of the Company, (i) within five (5) days after such request, to furnish the Collateral Agent a description of the real and personal properties of the Credit Parties and the Subsidiaries, including partnership interests, stocks, securities, contract rights and other property that the Credit Parties obtain, directly or indirectly, after the First Note Closing Date and specifically including the option of the Company to repurchase Tower 45 from Itochu Corporation, when and if the Company has such option, in detail reasonably satisfactory to the Collateral Agent, (ii) within ten (10) business days after such request, duly execute and deliver to the Collateral Agent mortgages, pledges, assignments and other security agreements, as specified by and in form and substance reasonably satisfactory to the Collateral Agent, securing payment of all the Obligations under this Agreement and the Related Documents and constituting Liens on all such properties held by the Credit Parties, (iii) within thirty (30) days after such request, take whatever reasonable action (including, without limitation, the recording of mortgages, the filing of Uniform Commercial Code financing statements, the giving of notices and the endorsement of notices on title documents) as may be necessary or advisable in the reasonable opinion of the Investors to vest in the Collateral Agent (or in any representative of the Collateral Agent designated by it) valid and subsisting Liens on the assets purported to be subject to the security agreements delivered pursuant to this Section 9.15, enforceable against all third parties in accordance with their terms, and (iv) within forty-five
(45) days after such request, deliver to the Collateral Agent a signed copy of a favorable opinion of counsel for the Company, addressed to the Collateral Agent and the Investors and acceptable to the Investors, as to the matters contained in clause (iii) above, as to such security agreements being legal, valid and binding obligations of the Credit Parties enforceable in accordance with their terms and as to such other matters as the Investors may reasonably request. Not by way of limitation of any other provisions hereof (including without limitation Section 7.4(c)), each of the Credit Parties shall use reasonable efforts to cause all direct or indirect interests in the Retail Properties that are held directly or indirectly by the REIT Sponsors which are not subject to restrictions on transfer under the organizational documents pursuant to which such interests were issued to be contributed to the Operating Partnership and pledged as collateral to the Collateral Agent no later than the Second Note Closing Date.

      9.16 REIT Qualification. The Company shall use its reasonable best efforts to ensure that at such time as it files its tax return for its fiscal year ending December 31, 1997 that it will have satisfied all of the requirements necessary to be taxed as a real estate investment trust within the meaning of Sections 856-860 of the Code, and shall elect to be taxed as such and make all necessary filings required in connection therewith.

      9.17 Partnership Qualification. The Credit Parties shall use their reasonable best efforts to ensure that the Operating Partnership and each non-corporate Subsidiary thereof is taxed as a partnership for U.S. Federal income tax purposes.

      9.18 Domestically-Controlled REIT. The Company covenants and agrees that
(i) the percentage in value of its stock that is held (or is reasonably expected to be held) directly or indirectly by foreign persons will not equal or exceed 25% and (ii) it will provide the Investors such information and/or verification as the Investors shall reasonably request in order to verify whether the Company constitutes a "domestically-controlled REIT" as defined under Section 897(h)(4)(B) of the Code.

      9.19 Pension-Held REIT. The Company covenants and agrees that (i) no "qualified trust" holds or will hold, directly or indirectly, more than 10% of the interests in the Company, and (ii) it will provide MSAM such information and/or verification as MSAM shall reasonably request in order to verify whether the Company constitutes a "pension-held REIT" as defined under Section 856(h)(3)(C) of the Code.

      9.20 Management Company. If the Management Company shall fail to fully comply with its charter, each Credit Party shall use its reasonable best efforts to enforce its rights under the Management Company's charter.

      9.21 Additional Capital. Each of the Credit Parties agrees that in the event that it or any Controlled Subsidiary requires additional capital to acquire any properties or interests in properties (an "Acquisition Event"), it shall first seek such additional capital from the Investors, which shall have the right (but shall not be obligated) to provide such additional capital in the form of convertible notes on the same terms as set forth herein, except that such notes shall be convertible into the number of shares of Common Stock (computed on the basis of an assumed price per share equal to the Mid-Point Purchase Price) equal in value to the product of (i) 1.5 (1.25 with respect to an Acquisition Event relating to CXX Mineola Limited Partnership) times (ii) the principal amount of notes issued to finance any such acquisitions. In the event a Credit Party or one of its Controlled Subsidiaries requires additional capital in respect of a proposed Acquisition Event, it shall provide written notice of the proposed Acquisition Event to MSAM (which notice shall set forth reasonable detail regarding the acquisition terms and background information of the underlying property) and MSAM shall have five Business Days from receipt of such notice to commit in writing (a "Commitment Notice") to fund 100% of the expenses and costs relating to the proposed Acquisition Event on the terms set forth in this Section 9.21. If MSAM delivers a Commitment Notice to a Credit Party as set forth above, the Investors shall be required to close the purchase in respect of the Acquisition Event within fifteen Business Days after delivery of the Commitment Notice. If MSAM does not deliver a Commitment Notice within the time period set forth above, the Credit Parties and/or their Controlled Subsidiaries will be permitted to obtain alternative financing for the purchase relating to the Acquisition Event free and clear of the restrictions set forth in this
Section 9.21.

      9.22 Good Faith. In conducting negotiations with third parties which directly or indirectly affect the conversion rate of the Notes, the Credit Parties shall, and shall cause the Controlled Subsidiaries to, conduct all such negotiations in good faith.

SECTION 10 NEGATIVE COVENANTS.

      10.1 Limitation on Indebtedness. No Credit Party shall, and no Credit Party shall permit any Controlled Subsidiary to, directly or indirectly, incur, create, contract, assume, have outstanding, Guarantee or otherwise be or become, directly or indirectly, liable in respect of any Indebtedness, except for (i) the Notes, (ii) any Indebtedness of such Person existing on the date hereof, (iii) any Indebtedness expressly contemplated to be incurred under the Budget and (iv) Indebtedness incurred by any Controlled Subsidiary in the operation of the real properties owned by such Controlled Subsidiary in the ordinary course of business. If as a result of the incurrence by any Subsidiary other than a Controlled Subsidiary of any additional Indebtedness or the refinancing of any existing Indebtedness, any amounts are distributed or available for distribution to the Shareholder, any Credit Party or any Controlled Subsidiary, the Credit Parties shall, or cause the appropriate Persons to, have such amounts reserved or placed into an escrow (in either case, under arrangements reasonably satisfactory to MSAM) and pledged as additional Collateral (unless such amounts are used exclusively to finance transactions or expenses contemplated in the Budget).

      10.2 Negative Pledge. No Credit Party shall, and no Credit Party shall permit any Controlled Subsidiary to, directly or indirectly, create, incur or permit or suffer to exist any Lien upon any of its properties or assets, now owned or hereafter acquired, except for (i) Liens in favor of the Collateral Agent under the Security Documents, (ii) Liens securing Indebtedness permitted under clauses (ii) and (iii) of Section 10.1, (iii) Permitted Liens and (iv) Liens disclosed in the title reports listed on Exhibit D on the date hereof. In addition, each Credit Party will use its reasonable best efforts to cause each Subsidiary that is not a Controlled Subsidiary to comply with the foregoing.

      10.3 Prohibition on Dividends. The Credit Parties shall not make or declare any Dividend, either directly or indirectly, whether in cash, property or obligations; provided that (i) so long as (A) no Potential Termination Event has occurred and is continuing, (B) no notice has been delivered pursuant to
Section 13.2(c) or (C) the Company has not failed to redeem the Notes as required under Section 13, and (ii) the Company has cash on deposit or is entitled to receive cash distributions previously declared by the Operating Partnership (which has cash on deposit in an amount sufficient to pay such distributions) in an amount sufficient to pay the cash portion of any interest on the Notes due on the next Interest Payment Date following the date such Dividend is declared, the Credit Parties may declare and pay Dividends to the extent of funds legally available therefor, provided the proceeds of such Dividend are used exclusively to finance transactions or expenses contemplated in the Budget or otherwise required for the Company to maintain its tax status as a real estate investment trust under the Code.

      10.4 Material Agreements. No Credit Party shall, or permit any Controlled Subsidiary to, consent to or permit any alteration, amendment, modification, release, waiver or termination of any provision of any agreement to which it is a party, including, without limitation, any agreement governing or relating to any Collateral, if such action could adversely affect the interests of the Investors or could reasonably be expected to have a Material Adverse Effect. In addition, each Credit Party will use its reasonable best efforts to cause each Subsidiary that is not a Controlled Subsidiary to comply with the foregoing.

      10.5 Certain Transactions. Except as contemplated in the Budget, no Credit Party shall, or permit any Controlled Subsidiary to, enter into any transaction with an Affiliate upon terms less favorable to such Person than those which it could obtain in arm's-length dealings with Persons other than Affiliates. In addition, each Credit Party will use its reasonable best efforts to cause each Subsidiary that is not a Controlled Subsidiary to comply with the foregoing.

      10.6 Issuance of Interests. No Credit Party shall, or permit any Controlled Subsidiary to, issue, sell or otherwise dispose of its equity interests or other securities, or rights, warrants or options to purchase or acquire any such interests or other securities, except as expressly contemplated hereunder and under the Budget. In addition, each Credit Party will use its reasonable best efforts to cause each Subsidiary that is not a Controlled Subsidiary to comply with the foregoing. If as a result of the issuance, sale or disposition of an equity interest or other securities, or rights, warrants or options to purchase or acquire any such interests or other securities, by a Subsidiary other than a Controlled Subsidiary, any amounts are distributed to the Shareholder, any Credit Party or any Controlled Subsidiary, the Credit Parties shall, or shall cause the appropriate Persons to, have such amounts reserved or placed into escrow (in either case, under arrangements reasonably satisfactory to MSAM) and pledged as additional collateral (unless such amounts are used exclusively to finance transactions as expenses contemplated in the Budget).

      10.7 Mergers and Sales of Assets. No Credit Party shall, or permit any Controlled Subsidiary to, dissolve or liquidate, or become a party to any merger or consolidation or sell, transfer, lease or otherwise dispose of any of its property, assets or business, except (i) as contemplated under the Budget, (ii) the leasing by any Controlled Subsidiary of any real property owned by it in the ordinary course of business (iii) the sale of personal property for cash for an amount not less than the fair value thereof, in the ordinary course of business, provided the aggregate amount of all such sales shall not exceed $250,000 and
(iv) the disposition by the Operating Partnership immediately prior to the closing of the Initial Public Offering of any direct or indirect interests owned by it in the Retail Properties. In addition, each Credit Party will use its reasonable best efforts to cause each Subsidiary that is not a Controlled Subsidiary to comply with the foregoing. If as a result of any dissolution, liquidation, merger, consolidation, sale, transfer, lease or other disposition of assets by a Subsidiary other than a Controlled Subsidiary, any amounts are distributed to the Shareholder, any Credit Party or any Controlled Subsidiary the Credit Parties shall, or shall cause the appropriate Persons to, have such amounts reserved or placed into escrow (in either case, under arrangements reasonably satisfactory to MSAM) and pledged as additional collateral (unless such amounts are used exclusively to finance transactions as expenses contemplated the Budget).

      10.8 No Amendments. No Credit Party shall, or permit any Controlled Subsidiary to, amend its organizational documents, except (i) as expressly contemplated under the Budget and (ii) any amendment to the Company's Certificate of Incorporation increasing its authorized capital stock approved by MSAM. In addition, each Credit Party will use its reasonable best efforts to cause each Subsidiary that is not a Controlled Subsidiary to comply with the foregoing.

      10.9 ERISA. No Credit Party shall, or permit any Controlled Subsidiary to, establish, participate in or otherwise contribute to any employee benefit plan subject to ERISA. In addition, each Credit Party will use its reasonable best efforts to cause each Subsidiary that is not a Controlled Subsidiary to comply with the foregoing.

      10.10 Contribution Agreements. No Credit Party shall, or permit any Controlled Subsidiary to, enter into any Contribution Agreement unless such agreement has been previously approved by MSAM which approval shall not be unreasonably withheld or delayed.

      10.11 Reference to Investors or MSAM. No Credit Party shall, or permit any Controlled Subsidiary to, make reference to any Investor or MSAM in any public document without in each case the prior written consent of MSAM, which consent shall not be unreasonably withheld or delayed.

SECTION 11 TERMINATION OF COVENANTS.

            Each of the covenants set forth in Sections 9 and 10 of this Agreement shall terminate on the date the Notes and all of the Obligations are repaid in full or on the date of the closing of the Initial Public Offering, except that, if the Initial Public Offering is consummated, the covenants set forth in Sections 9.3(a) and (b), 9.6 and 9.11 shall continue and full force in effect for so long as any Investor shall hold greater than 10% of any Registrable Securities received by it in connection with the Initial Public Offering or, if earlier, such time as is specified in such covenant.

SECTION 12 TERMINATION EVENTS.

      The occurrence of any of the following shall constitute a Termination
Event:

            (a) the Company defaults in the payment of the principal of any of the Notes, when the same shall become due and payable, whether at maturity, upon any optional or mandatory redemption or otherwise;

            (b) the Company defaults in the payment of any interest on any of the Notes or any other amount due hereunder, when the same becomes due and payable, and such default is not cured within five (5) Business Days;

            (c) the Company fails to use the proceeds from the sale of the Notes as provided in the Budget;

            (d) any Credit Party fails duly to observe or perform any of its covenants or agreements contained in this Agreement or any of the Related Documents to which it is a party (other than as set forth in (a), (b) and (c) above), and, if such failure is capable of cure, such failure continues uncured for a period of 10 days, provided, however, that, if such failure is not capable of cure within 10 days, such 10 day period shall be extended to 30 days, provided the breaching Credit Party is making a good faith and diligent attempt to cure; or

            (e) Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") has advised MSAM that the Initial Public Offering cannot in its view be completed or fails to advise MSAM within two days (upon MSAM making a request) that the Initial Public Offering can in its view be completed, provided that the foregoing shall not constitute a Termination Event for a period of 180 days after the date such notice is delivered by MSAM to the Company; provided further, that, if after advising MSAM as aforesaid Merrill Lynch reverses its position, no Termination Event shall be deemed to have occurred, except that, if Merrill Lynch reverses its position again, it shall constitute a Termination Event on the expiration of the number of days remaining in the 180-day period at the time Merrill Lynch first reversed its position (and no further tolling of such period shall be permitted); or

            (f) any Credit Party or any Subsidiary shall:

                  (i) commence a voluntary case under any applicable Bankruptcy Law;

                  (ii) consent to the entry of an order for relief against it in any involuntary case under any applicable Bankruptcy Law;

                  (iii) consents to the appointment of a Custodian of it or for any substantial part of its property;

                  (iv) makes a general assignment for the benefit of its creditors; or

                  (v) generally not pay its debts as they become due or admit in writing its inability to pay its debts;

provided, however, that if any of the foregoing occur with respect to a Subsidiary other than a Controlled Subsidiary, it shall not constitute a Termination Event unless it would have a Material Adverse Effect;

            (g) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

                  (i) is for relief against any Credit Party, or any Subsidiary in an involuntary case;

                  (ii) appoints a Custodian of any Credit Party or any Subsidiary or for any substantial part of his or its property; or

                  (iii) orders the winding up or liquidation of any Credit Party or Subsidiary;

provided, however, that if any of the foregoing occur with respect to a Subsidiary other than a Controlled Subsidiary, it shall not constitute a Termination Event unless it would have a Material Adverse Effect;

            (h) Any involuntary case, proceeding or other action is commenced against any Credit Party or Subsidiary under any Bankruptcy Law and such case, proceeding or other action remains undismissed for a period of 60 days; provided, however, that if any of the foregoing occur with respect to a Subsidiary other than a Controlled Subsidiary, it shall not constitute a Termination Event unless it would have a Material Adverse Effect;

            (i) Any Credit Party or Subsidiary shall fail to pay any Indebtedness (other than the Notes) when due or shall default in the performance of any other obligations relating to such indebtedness if the effect of such defaults is to accelerate the maturity of such Indebtedness or to permit the holders thereof to cause such Indebtedness to become due prior to its stated due date, and such failure to default shall continue unremediated for a period of 60 days; provided, however, that if any of the foregoing occur with respect to a Subsidiary other than a Controlled Subsidiary, it shall not constitute a Termination Event unless it would have a Material Adverse Effect;

            (j) any judgment or decree for the payment of money in excess of $250,000 (to the extent not covered by insurance or a bond) shall be rendered against any Credit Party or any Subsidiary and shall not be paid or discharged, waived or the execution thereof stayed on appeal within 30 days following the entry of such judgment or decree or (ii) any judgment or decree;

            (k) If the Shareholder resigns as the Chief Executive Officer of the Company;

            (l) If the Company unintentionally breaches a representation or warranty contained in this Agreement that has a Material Adverse Effect, and such breaches continue for a period of 30 days without being cured if capable of being cured; or

            (m) If the Company intentionally breaches a representation or warranty contained in this Agreement.

SECTION 13 REDEMPTION OF THE NOTES.

      13.1 Optional Redemption. The Notes shall be redeemable, in whole but not in part, at any time prior to the occurrence of any event giving rise to a mandatory redemption at the option of the Company at a redemption price equal to 100% of the outstanding principal amount of the Notes plus all accrued and unpaid interest thereon to the date of redemption plus a premium equal to 5% of the weighted average outstanding principal amount of the Notes computed over the period from the First Note Closing Date to but not including the date of redemption (the "Optional Redemption Price"). The Company shall give each holder of the Notes written notice of any redemption pursuant to this Section 13.1 at least ten (10) Business Days prior to the date of redemption. The notice shall identify the Notes to be redeemed and shall state the redemption date, the Optional Redemption Price (and include a reasonably detailed calculation thereof) and, in accordance with Section 2.4, the manner and place of payment. Any notice of redemption given by the Company pursuant to this Section 13.1 shall be irrevocable and shall obligate the Company to pay the Optional Redemption Price on the date specified in such notice.

      13.2 Mandatory Redemption. Upon the occurrence of any of the following events the Company shall immediately redeem the Notes at a price equal to the Optional Redemption Price:

            (a) Any Termination Event;

            (b) The Maturity Date; and

            (c) 180 days after the date of delivery by MSAM, on behalf of the Investors, of a written notice requiring the Company to redeem the Notes, provided that no such notice may be delivered to the Company prior to September 1, 1997.

      13.3 Maturity; Surrender. In the case of any redemption of Notes pursuant to this Section 13, the principal amount of the Notes shall, without any further action, notice or demand by any party hereto or any other Person, mature and become due and payable on the redemption date therefor, together with interest on such principal amount accrued to such date, plus the applicable premium. From and after such date, unless the Company shall fail to pay such principal amount when so due and payable together with all accrued and unpaid interest and any applicable premium, interest on such principal amount shall cease to accrue. Any Note redeemed in full shall be surrendered to the Company and cancelled and shall not be reissued, and no Note shall be issued in lieu of any redeemed Note.

      13.4 Remedies for Failure to Redeem. If the Company fails to redeem the Notes as and when required pursuant to Sections 13.1 and 13.2, the redemption price payable on the Notes automatically shall be increased from the Optional Redemption Price to an amount equal to the sum of (i) 200% of the sum of (A) the principal amount of the Notes that were not redeemed as required plus (B) all accrued and unpaid interest thereon to the date such Notes were supposed to be redeemed (to the extent such interest has not been added to principal), plus
(ii) all accrued and unpaid interest of the Notes, computed at the Default Rate, from the date the Notes were supposed to be redeemed to the date the redemption price payable on the Notes pursuant to this Section 13.4 is paid in full. In addition, the Investors and the Collateral Agent, on behalf of the Investors, shall be entitled to exercise all rights and remedies available to them, or take any other action to which they are entitled, under this Agreement, any of the Related Documents, at law or otherwise, provided however, that in any action or proceeding brought to enforce the Notes, the Credit Parties shall not be liable for any punitive damages or for any consequential damages in excess of the redemption price payable pursuant to this Section 13.4, any costs of enforcement, including reasonable attorneys fees and disbursements, and any amounts payable pursuant to Section 17.

      13.5 Major Capital Events. In the event that at any time during the two year period following any redemption of the Notes, optional or mandatory (other than a mandatory redemption pursuant to Section 13.2(c)), the Company or any other Affiliate of the Shareholder shall consummate a Major Capital Event, each Investor shall be entitled to receive an additional amount of cash or other consideration, less the principal amount of the Notes previously redeemed, sufficient to provide such Investor with the same economic results to which it would have been entitled had such Investor fully participated in such event (assuming the Notes had been converted as contemplated under Section 14.1 of this Agreement).

SECTION 14 CONVERSION.

      14.1 Conversion. Upon the closing of the Initial Public Offering each Note shall, without any action on the part of any holder thereof, automatically be converted into fully paid and nonassessable shares of Common Stock at the conversion rate set forth in Exhibit K hereto.

      14.2 Surrender of Notes; Delivery of Shares. At the Stock Closing, the Company shall issue and deliver, against surrender of the Notes, to each Investor, (a) a certificate or certificates for the number of full shares of Common Stock or other securities issuable upon the conversion of such Investor's Notes as provided in Section 14.1, in accordance with the instructions provided by MSAM pursuant to Section 4.4, (b) the amount of cash required to be paid for any fractional interest in respect of a share of Common Stock or other security arising upon the conversion as provided in Section 14.3 and (c) cash (or, if interest on the Notes is to be paid in Common Stock, then Common Stock) in the amount of all accrued and unpaid interest on the Notes surrendered up to and including the date of the closing of the Initial Public Offering.

      14.3 Effect of Conversion. Each person in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon conversion of the Notes shall be deemed to have become the holder or holders of record of the shares of Common Stock represented by those certificates at the time of the closing of the Initial Public Offering. All shares of Common Stock delivered upon conversion of the Notes will upon delivery be duly and validly issued and fully paid and nonassessable, free of all Liens and charges and not subject to any preemptive rights. Upon conversion, the Notes shall no longer be deemed to be outstanding and all rights of a holder with respect to the Notes shall immediately terminate except the right to receive the Common Stock or other securities, cash or other assets as herein provided.

      14.4 Fractional Shares. No fractional shares or securities representing fractional shares of Common Stock shall be issued upon conversion of Notes. Any fractional interest in a share of Common Stock resulting from conversion of a Note shall be paid in cash (computed to the nearest cent) based on the principal amount of the Notes represented by the fractional share.

      14.5 Taxes on Conversion. The Company will pay any and all documentary stamp or similar issue or transfer taxes payable in respect of the issue of delivery of shares of Common Stock on conversion of the Notes pursuant hereto.

      14.6 Anti-Dilution. In the event that at any time prior to the Initial Public Offering the Company issues any shares of Common Stock or securities exchangeable or convertible into Common Stock or any options, warrants or rights to acquire any shares of Common Stock or securities exchangeable or convertible into Common Stock to any Person other than a Person contributing assets to the Company or the Operating Partnership in connection with the Initial Public Offering (the "Dilutive Securities"), the conversion rate formula in Exhibit K shall be adjusted to increase the number of shares of Common Stock into which the Notes are convertible so that, after such adjustment, the Investors will have, in the aggregate, on conversion of the Notes, the same percentage ownership interest in the Company as they would have had the Dilutive Securities not been issued.

SECTION 15 GUARANTEE.

            15.1 Guarantee of Obligations. The Operating Partnership hereby unconditionally and irrevocably guarantees (as primary obligor and not merely as surety) to each holder of the Notes the full payment and performance by the Company, when due (whether at stated maturity, on redemption or otherwise), of the principal of, premium and interest on the Notes and all other obligations of the Company under this Agreement, the Notes and the other Related Documents, whether now existing or hereafter arising, voluntary or involuntary, direct and indirect, absolute or contingent, liquidated or unliquidated, and whether or not from time to time decreased or extinguished and later increased, created or incurred (collectively, the

"Obligations"). The Operating Partnership hereby agrees that it will forthwith pay and perform when due the Obligations immediately upon demand by any holder of the Notes.

            15.2 Costs and Expenses. The Operating Partnership further irrevocably and unconditionally agrees to pay any and all reasonable costs and expenses (including, without limitation, attorneys' fees and disbursements) incurred by any holder of the Notes (or any agent acting on behalf of such holders), in enforcing its rights or remedies under the Notes, this Agreement or under any of the other Related Documents.

            15.3 Guarantee Absolute. This Guarantee is an unconditional and absolute guaranty of payment (and not merely of collection) and shall apply to all of the Obligations. The Obligations shall be conclusively presumed to have been created in reliance on this Guarantee. This Guarantee shall be enforceable against the Operating Partnership its successors and assigns. The Operating Partnership guarantees that the Obligations will be paid strictly in accordance with the terms of the Notes, this Agreement and the other Related Documents, regardless of any law, regulation or order, now or hereafter in effect in any jurisdiction, affecting any of the terms or the rights of any holder of the Notes with respect thereto and notwithstanding any claim, defense or right of set-off the Credit Parties or any other Person may have against any holder of the Notes.

            15.4 Waivers. The Operating Partnership hereby waives (i) the right to have any holder of the Notes pursue any other remedy or enforce any other rights, (ii) the right to receive notice of acceptance of this Guarantee or notice of the incurrence, existence or non-payment of any of the Obligations and
(iii) presentment, demand, notice of dishonor, protest or any other notice or demand to which the Operating Partnership might otherwise be entitled. The Operating Partnership shall not be exonerated or discharged from liability hereunder by any time or grace period given to the Company or by any other indulgence or concession granted to the Company, including, without limitation, any such period, indulgence or concession whatsoever affecting or preventing a recovery of the Obligations which, but for this provision, might operate to exonerate or discharge the Operating Partnership from its obligations hereunder. If the Company or the Operating Partnership merges or consolidates with or into another entity, loses its separate legal identity or ceases to exist, the Operating Partnership shall nonetheless continue to be liable for the payment and performance of the Obligations.

            15.5 Guarantee Not Affected by Changes. This Guarantee shall be a continuing guarantee, and the obligations and liability of the Operating Partnership hereunder shall in no way be affected, impaired, released, reduced or discharged by reason of the occurrence of any of the following (regardless of whether notice has been given to, or consent has been given by, the Operating Partnership):

            (1) the amendment, modification, supplement, extension or restatement (whether material or otherwise) of any of the Obligations, the Notes, this Agreement or any of the other Related Documents;

            (2) the assertion of any of the rights or remedies of the holders of the Notes, or the Collateral Agent under the Notes, this Agreement or any of the other Related Documents;

            (3) the failure, omission or delay on the part of any holder of the Notes or the Collateral Agent to enforce, assert or exercise any right, power or remedy conferred on or available to it under the Notes, this Agreement or any of the other Related Documents;

            (4) any bankruptcy, insolvency, reorganization, arrangement, assignment for the benefit of creditors, receivership or trusteeship affecting the Company;

            (5) any lack of validity or enforceability of any of the Obligations, this Agreement, the Notes, any of the other Related Documents or any other agreement or instrument relating thereto;

            (6) any release or amendment or waiver of or consent to or departure from any other guarantee or security for all or any of the Obligations; or

            (7) any other circumstances which might otherwise constitute a defense available to, or a discharge of, the Company or the Operating Partnership.

            This Guarantee shall continue to be effective or be reinstated, as the case may be, if at any time, any payment of any amounts payable by the Company is rescinded or must otherwise be returned by the holder of any Note upon the insolvency, bankruptcy or reorganization of the Company, the Operating Partnership or otherwise, all as though such payment had not been made. If an event permitting the redemption of the Notes shall at any time have occurred and be continuing and such redemption shall at such time be prevented by reason of the pendency against the Company or the Operating Partnership of a case or proceeding under any bankruptcy or insolvency law, the Operating Partnership agrees that, for purposes of this Guarantee and its obligations hereunder, the Operating Partnership shall forthwith pay the redemption price payable in respect of the Notes, and the other Obligations hereunder, without any further notice or demand (including interest which, but for the filing of a petition in bankruptcy, would accrue on the Obligations).

            15.6 Payments. Each payment to be made by the Operating Partnership under this Guarantee or in connection herewith to any Person shall be made without set-off or deduction of any kind whatsoever and also shall be made free and clear of, and without deduction or withholding for or on account of, any tax, reserve, levy or duty of, or imposed by, any governmental or taxing authority in any jurisdiction.

            15.7 Subrogation. The Operating Partnership hereby waives any and all rights of subrogation, reimbursement, contribution, exoneration and indemnity (contractual, statutory or otherwise) arising from the existence or performance of this Guarantee and, further, waives any right to enforce any remedy which any holder of the Notes or the Collateral Agent now has or may hereafter have against the Company or any other Person, and waives any benefit of, and any right to participate in, any security now or hereafter held by the holder of the Notes, or the Collateral Agent, in each case, until such time as the Obligations have been finally and indefeasibly paid in full in cash to the holders of the Notes.

SECTION 16 TRANSFERS.

      16.1 Limitations on Transfer. Except for transfers to designees which are investment advisory clients of MSAM and without in any way limiting the representations set forth above, each Investor agrees (i) not to transfer all or any portion of the Notes that may be acquired by it until the earlier to occur of a Termination Event or the Maturity Date, and will transfer such Notes thereafter, only if such securities shall have first been registered under the Securities Act or such transfer is made pursuant to an available exemption from such registration and (ii) not to transfer all or a portion of the Common Stock acquired pursuant to the terms of this Agreement until after the Lock-up Period, and will transfer such Common Stock thereafter, only if such Common Stock has first been registered under the Securities Act or such transfer is made pursuant to an available exemption from such registration.

      16.2 Legends. It is understood that the certificates evidencing the Notes and the Common Stock acquired by each Investor under the terms of this Agreement shall bear the following legend:

            "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, or the securities laws of any state, and neither the securities nor any interest therein may be sold, transferred, pledged or otherwise disposed of in the absence of such registration or an exemption therefrom."

      The foregoing legend shall be removed from the certificates representing any Notes or Common Stock, at the request of the holder thereof, at such time as they become eligible for resale pursuant to Rule 144(k) under the Securities Act or have been registered under the Securities Act.

      16.3 Rule 144A Information. The Company shall, at all times during which it is neither subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act nor exempt from reporting pursuant to Rule 12g3-2(b) under the Exchange Act, upon the written request of any Investor, provide in writing to such Investor and to any prospective transferee of any Notes or Common Stock held by such Investor, the information concerning the Company described in Rule 144A(d)(4) under the Securities Act.

SECTION 17 MISCELLANEOUS.

      17.1 Indemnification. Each of the Credit Parties agrees to indemnify each Investor, MSAM and their respective shareholders, partners, directors, officers, employees, Affiliates and agents (collectively, "Indemnified Persons") against, and agree to hold each such Indemnified Person harmless from, any and all losses, claims, damages and liabilities and related expenses, including reasonable counsel fees and expenses, incurred by such Indemnified Person arising out of, in any way in connection with, or as a result of (i) the consummation of the transactions contemplated by this Agreement or the Notes,
(ii) the use of any of the proceeds of the Notes by the Credit Parties or the consummation of the transactions contemplated by this Agreement, (iii) the performance by the parties hereto of their respective obligations hereunder or
(iv) any claim, litigation, investigation or proceeding relating to any of the foregoing, whether or not any Investor or any such person is a party thereto; provided, however, that such indemnity shall not apply to any such losses, claims, damages, liabilities or related expenses finally determined by a court of competent jurisdiction to have arisen from the gross negligence or wilful misconduct of such Indemnified Person. If any litigation or proceeding is brought against any Indemnified Person in respect of which indemnity may be sought against the Credit Parties pursuant to this Section 17.1, such Indemnified Person shall promptly notify the Credit Parties in writing of the commencement of such litigation or proceeding, but the omission so to notify the Credit Parties shall not relieve the Credit Parties from any other obligation or liability which it may have to any Indemnified Person under this Section 17.1 unless the Credit Parties are materially prejudiced thereby. In case any such litigation or proceeding shall be brought against any Indemnified Person and such Indemnified Person shall notify the Credit Parties of the commencement of such litigation or proceedings, the Credit Parties shall be entitled to participate in such proceedings, and, after written notice to such Indemnified Person, will have the right to assume control of any litigation for which indemnification is sought and no settlement of any claim may be agreed to without the prior written consent of the Credit Parties. However, any Indemnified Person shall have the right to hire its own counsel for any reason; provided, however, that the fees and expenses of such counsel shall be at the Indemnified Person's own expense unless (a) the Credit Parties have agreed to pay such fees and expenses or (b) the Credit Parties shall have failed properly to assume the defense in such action or proceeding and employ counsel reasonably satisfactory to such Indemnified Person in any such action or proceeding or (c) either (x) the named parties to such action or proceeding include such Indemnified Person and one or more of the Credit Parties or such Indemnified Person shall have been advised in writing by counsel that there may be one or more legal defenses available to such Indemnified Person which are different from or in addition to those available to such Credit Parties or (y) such Indemnified Person concludes that taking into account the position of such Indemnified Person (or any Affiliate) as a lender to the Company such Indemnified Person reasonably believes that it is advisable for such Indemnified Person to employ separate counsel on its behalf, recognizing that in such case the Credit Parties and their counsel shall remain primarily responsible for the overall strategy, control and direction of such action or proceeding. In any case referred to in (b) or (c) above, if such Indemnified Person notifies the Credit Parties in writing that it elects to employ separate counsel at the expense of the Credit Parties, the Credit Parties shall not have the right to assume the defense of such action or proceeding on behalf of such Indemnified Person, it being understood, however, that the Credit Parties shall not in connection with any one such action or proceeding, or separate but substantially similar proceedings or related actions or proceedings arising out of the same general allegations or circumstances be liable for the fees and expenses of more than one separate firm of attorneys, together with appropriate local counsel (but not more than one separate firm of attorneys per state), at a time for all Indemnified Persons. The foregoing indemnity shall remain operative and in full force and effect regardless of the expiration of the term of this Agreement, the consummation of the transactions contemplated by this Agreement, the repayment of any of the Notes, the invalidity or unenforceability of any term or provision of this Agreement or the Notes or any investigation made by or on behalf of any Indemnified Person or the Credit Parties and the content or accuracy of any representation or warranty made under this Agreement. All amounts due under this Section 17.1 shall be payable as incurred upon written demand therefor.

      17.2 Survival of the Representations and Warranties. The representations and warranties of the Credit Parties made herein shall survive the consummation of the transactions contemplated hereby but shall terminate eighteen (18) months after the last closing to occur under the terms of this Agreement.

      17.3 Confidentiality. (a) Each Investor agrees that it will keep confidential and will not disclose or divulge any confidential, proprietary or secret information, including the Company's plan to conduct an Initial Public Offering, which the Investor may obtain from the Credit Parties pursuant to financial statements, reports and other materials submitted by the Credit Parties in connection with this Agreement, or pursuant to visitation or inspection rights granted to the Investors, unless such information is known, or until such information becomes known, to the public; provided, however, that an Investor may disclose such information (i) to its directors, officers, attorneys, accountants, consultants, and other professionals to the extent necessary to obtain their services in connection with its investment in the Company, (ii) to any prospective purchaser of any Notes from the Investor as long as such prospective purchaser agrees in writing to be bound by the provisions of this Section, (iii) to any Affiliate of the Investor or (iv) as required by applicable law or regulation, court or administrative order, or any listing or trading agreement concerning the Company.

            (b) Each of the Credit Parties agrees that it will, and will cause each of its Controlled Subsidiaries to, keep confidential and not disclose or divulge the terms of this Agreement and the Related Documents to any other Person; provided, however, that each of the Credit Parties may disclose such terms (i) to the officers and directors of the Company, or its attorneys, accountants, consultants, and other professionals to the extent necessary to obtain their services in connection with this Agreement or the Initial Public Offering or (ii) as required by applicable law or regulation, court or administrative order, or any listing or trading agreement concerning the Company, including in connection with the Initial Public Offering.

      17.4 Brokers. Each of the Credit Parties and each Investor (i) represents and warrants to the other party hereto that it has retained no finder or broker in connection with the transactions contemplated by this Agreement, and (ii) will indemnify and save the other party harmless from and against any and all claims, liabilities or obligations with respect to brokerage or finders' fees or commissions, or consulting fees in connection with the transactions contemplated by this Agreement asserted by any person on the basis of any statement or representation alleged to have been made by such indemnifying party.

      17.5 Entire Agreement. This Agreement embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter.

      17.6 Amendments and Waivers. Except as otherwise expressly set forth in this Agreement, any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Credit Parties and each Investor. No waivers of or exceptions to any term, condition or provision of this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

      17.7 Inaccuracy of Representations. Each Investor will cause MSAM to use its reasonable efforts to inform the Credit Parties of any inaccuracy in the representations and warranties set forth in Section 5, provided however the failure of MSAM to so inform the Credit Parties shall not limit any right of the Investors or the Collateral Agent under this Agreement or any of the Related Documents. For purposes of this Section 17.7, the knowledge of MSAM shall be limited to the actual knowledge of Russell Platt and Theodore Bigman.

      17.8 Time. Time shall be of the essence in this Agreement.

      17.9 Section Headings. The section headings are for the convenience of the parties and in no way alter, modify, amend, limit, or restrict the contractual obligations of the parties.

      17.10 Notices. All notices or other communications given or made hereunder shall be in writing and shall be deemed effectively given on the date of delivery or refusal, if delivered personally or delivered by certified mail return receipt requested, to the parties at the addresses set forth on the signature pages of this Agreement, or at such other place as the parties may designate by written notice from time to time.

      17.11 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which taken together shall constitute one Agreement.

      17.12 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

      17.13 Consent to Jurisdiction. Each of the Credit Parties and Investors irrevocably submits to the exclusive jurisdiction of (i) the Supreme Court of the State of New York located in New York County, City of New York and (ii) the United States District Court for the Southern District of New York, for the purposes of any suit, action or other proceeding relating to this Agreement, the Notes and the other Related Documents or any of the transactions contemplated hereby or thereby. Each of the Credit Parties and Investors agrees to commence any action, suit or proceeding relating hereto either in the United States District Court for the Southern District of New York or, if such suit, action or proceeding may not be brought in such court for jurisdictional reasons, in the Supreme Court of the State of New York located in New York County, City of New York. Each of the Credit Parties further agrees that service of process, summons, notice or document by hand delivery or U.S. registered certified mail return receipt requested in care of Battle Fowler LLP, Park Avenue Tower, 75 East 55th Street, New York, New York 10022. Attention: Bradley A. Kaufman, Esq., shall be effective service of process for any action, suit or proceeding brought against such Credit Party in any such court. Each of the Credit Parties and Investors irrevocably and unconditionally waives any objection to the laying of venue of any action, suit or proceeding relating to this Agreement, the Notes and the other Related Documents and any of the transactions contemplated hereby or thereby in (i) the Supreme Court of the State of New York located in New York County, City of New York or (ii) the United States District Court for the Southern District of New York and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.

      17.14 Expenses; Documentary Taxes. The Credit Parties agree to pay (a) all reasonable out-of-pocket expenses of the Investors, including the reasonable fees and disbursements of counsel for the Investors up to a maximum of the sum of (i) 100% of the first $150,000 and (ii) 50% of the next $50,000, in connection with the negotiation and preparation of this Agreement, (b) all reasonable out-of-pocket expenses of the Investors, for the Investors in connection with all additional and subsequent documentation contemplated hereby, any waiver or consent hereunder or thereunder or any amendment hereof or thereof and (c) if a default occurs, all reasonable out-of-pocket expenses incurred by the Investors, including fees and disbursements of counsel, in connection with such default and collection and other enforcement proceedings resulting therefrom, including, without limitation, costs and expenses incurred in a bankruptcy case; provided, however, that the Credit Parties shall not be responsible for fees and disbursements of counsel in excess of $175,000. The Credit Parties shall indemnify the Investors against any transfer taxes, documentary taxes, assessments or charges made by any Governmental Authority by reason of the execution and delivery of this Agreement or the Notes. The obligations of the Credit Parties under this Section 17.14 shall survive transfer by any Investor of the Notes.

      17.15 Definitions.

            (a) As used in this Agreement, the following terms shall have the meaning specified below:

      "Acquisition  Event" is defined in Section 9.21.

      "Affiliate" of any Person means (i) any person that, directly or indirectly, is in Control of, is Controlled by, or is under common Control with such person or (ii) any person who is a director or officer (A) of such person,
(B) of any subsidiary of such person or (C) of any person described in clause
(i) above.

      "Aggregate Share Amount" is defined in Section 3.1.

      "Agreement" is defined in the preamble.

      "Bankruptcy Law" means Title 11, of the United States Code, or any similar federal or state law for the relief of debtors.

      "Budget" is an operating plan and budget a copy of which is attached as Exhibit E hereto.

      "Business Day" means each day other than a Saturday, a Sunday or any other day on which banking institutions in the State of New York (or such other location as the Company shall notify the Investors is its principal place of business) are authorized or obligated by law or executive order to be closed.

      "Capitalized Leases" of a Person means (a) any lease of property, real or personal, if the then present value of the minimum rental commitment thereunder should, in accordance with GAAP, be capitalized on a balance sheet of the lessee, and (b) any other such lease the obligations under which are capitalized on the balance sheet of the Company.

      "Certificate of Incorporation" is defined in Section 1.2.

      "Closing" means the First Note Closing, any Subsequent Note Closing and/or the Stock Closing, as the context requires.

      "Closing Date" means the First Note Closing Date, any Subsequent Note Closing Date and/or the Stock Closing Date, as the context requires.

      "Code" is defined in Section 5.21.

      "Collateral" means any property or assets in which the Collateral Agent has been granted a security interest for the benefit of the Investors.

      "Collateral Agent" means MSAM, in its capacity as Collateral Agent on behalf of the Investors.

      "Commission" is defined in Section 7.5(a).

      "Common Stock" is defined in Section 1.1.

      "Company" is defined in the preamble.

      "Company Account Pledge Agreement" means the Account Pledge Agreement, substantially in the form of Exhibit M, to be executed by the Company in favor of the Collateral Agent.

      "Company Collateral Assignment" means the Collateral Assignment, substantially in the form of Exhibit J, to be executed by the Company in favor of the Collateral Agent.

      "Company Pledge Agreement" means the Pledge Agreement, substantially in the form of Exhibit H, to be executed by the Company in favor of the Collateral Agent.

      "Contribution Agreements" means the Initial Contribution Agreements and any other contribution or similar agreement entered into after the date hereof.

      "Control" means the power, direct or indirect, to direct or cause the direction of the management and policies of a Person whether by contract or otherwise; and the terms "Controlling" and "Controlled" have meanings correlative to the foregoing.

      "Controlled Subsidiaries" means Subsidiaries which are exclusively Controlled by the Company, the Operating Partnership, or the Shareholder.

      "Credit Parties" is defined in the preamble.

      "Custodian" means any receiver, trustee, assignee, liquidator, custodian or similar official under any Bankruptcy Law.

      "Dilutive Securities" is defined in Section 14.6.

      "Dividends" means, with respect to any Person, (i) any dividends, payments, return of capital or distributions (cash or otherwise) made or declared on or in respect of any class of equity interests or securities of such Person, except for distributions made solely in equity interests or securities of the same class of such Person, and (ii) any and all funds, cash or other payments made in respect of, or set aside or apart for a sinking or other analogous fund for, the redemption, repurchase or acquisition of equity interests or securities of such Person.

      "Default Rate" is defined in Section 1.1

      "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

      "Exchange Act" is defined in Section 5.29.

      "First Note Closing" is defined in Section 4.1.

      "First Note Closing Date" is defined in Section 4.1

      "GAAP" means U.S. generally accepted accounting principles.

      "Governmental Authority" means any nation or government, any state or other political subdivision thereof and any entity exercising executive legislative, judicial regulatory or administrative functions of or pertaining to government.

      "Guarantee" means any obligation, contingent or otherwise, of any person directly or indirectly guaranteeing any Indebtedness or other obligation of any other person and any obligation, direct or indirect, contingent or otherwise of such person (i) to purchase or pay (or advance or supply funds for the purpose of payment of) such Indebtedness or other obligation of such other person (whether arising by virtue of partnership arrangements, or by agreement to keep-well, to purchase assets, goods, securities or services, to take-or-pay, or to maintain financial statement conditions or otherwise) or (ii) entered into for purposes of assuring in any other manner the obligee of such Indebtedness or other obligation of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part); provided, however, that the term "Guarantee" shall not include endorsements for collection or deposit in the ordinary course of business. The term "Guarantee" used as a verb has a corresponding meaning.

      "Hazardous Materials" is defined in Section 5.24.

      "Indebtedness" means as to any Person, at any date, without duplication,
(i) all obligations of such Person for borrowed money, (ii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments,
(iii) all obligations of such Person to pay the deferred purchase price of property or services, except trade accounts payable arising in the ordinary course of business (provided such accounts are promptly paid and discharged when due), (iv) all obligations of such Person under Capitalized Leases, (v) all contingent or non-contingent obligations of such Person to reimburse any bank or other Person in respect of amounts paid or payable (currently or in the future, on a contingent or non-contingent basis) under a letter of credit or similar instrument, (vi) all Indebtedness of others secured by a Lien on any asset of such Person, whether or not such Indebtedness is assumed by such Person, (vii) all obligations of such Person under interest rate swaps, caps or collars or under any other financial hedging arrangement net of any amounts receivable by such Person under such arrangements and (viii) all Indebtedness of others Guaranteed by such Person; provided however, that Indebtedness shall not include the fees and expenses of the Initial Public Offering and related formation expenses specified in the Company's Registration Statement on Form S-11.

      "Indemnified Person" is defined in Section 17.1.

      "Initial Contribution Agreements" means each contribution agreement, in form and substance satisfactory to MSAM, listed on Exhibit O.

      "Initial Public Offering" means the initial public offering of Common Stock by the Company proposed to be lead managed by Merrill Lynch, Pierce, Fenner & Smith Incorporated.

      "Investor" is defined in the preamble.

      "Interest Payment Date" is defined in Section 1.1.

      "Lease" is defined in Section 5.16(a).

      "Lien" means any mortgage, pledge, security interest, encumbrance, lien or charge of any kind whatsoever (including any conditional sale or other title retention agreement, any lease in the nature thereof and the filing of any financing statement under the Uniform Commercial Code in any jurisdiction in connection with the creation of a security interest).

      "Lock-up Period" is defined in Section 3.6.

      "Major Capital Event" means any public offering by any Person acquiring all or a substantial part of the Scheduled Assets or a sale of all or a majority of the Scheduled Assets in one or more transactions or a combination of the foregoing.

      "Management Company" means Tower Equities Management, Inc., a Delaware corporation, or any successor.

      "Management Company Stock Option Agreement" means the Stock Option Agreement, in substantially the form of Exhibit Q, to be entered into among the Shareholder and the Collateral Agent.

      "Material Adverse Effect" means any (i) adverse effect whatsoever upon the validity or enforceability of this Agreement or any of the Related Documents or any of the transactions contemplated hereby or thereby, (ii) material adverse effect upon the properties, business, prospects or condition (financial or otherwise) of any Credit Party or (iii) material adverse effect upon the ability of the Credit Parties to fulfill any of their obligations under this Agreement or any of the Related Documents.

      "Maturity Date" means June 30, 1997, unless the conditions to the Second Note Closing set forth in Section 7.4 are satisfied on or prior to June 30, 1997, in which case the "Maturity Date" shall be March 31, 1998; provided that, if the conditions to the Second Note Closing set forth in Section 7.4 are not satisfied on or prior to June 30, 1997, the Company may request that the maturity of the Notes be extended to December 27, 1997 by delivering a notice to MSAM on behalf of the Investors, which notice, if received by MSAM on or prior to June 30, 1997, shall result (i) in an automatic extension of the Maturity Date to December 27, 1997 and (ii) a $600,000 payment to the Investors in accordance with Section 2.5 (which payment shall be made to each of the holders of the Notes pro rata according to the principal amount held by each such holders).

      "Maturity Date Extension Notes" is defined in Section 2.5.

      "Merrill Lynch" is defined in Section 12(e).

      "Mid-Point Purchase Price" means the mid-point of the per share price range set forth in the Preliminary Prospectus declared effective by the Commission.

      "MSAM" means Morgan Stanley Asset Management Inc.

      "Note" is defined in Section 1.1.

      "Obligations" is defined in Section 15.1.

      "Operating Partnership" is defined in the preamble.

      "Operating Partnership Account Pledge Agreement" means the Account Pledge Agreement, in substantially the form of Exhibit N, to be executed by the Operating Partnership in favor of the Collateral Agent.

      "Operating Partnership Pledge Agreement" means the Account Pledge Agreement, in substantially the form of Exhibit I, to be executed by the Operating Partnership in favor of the Collateral Agent.

      "Optional Redemption Price" is defined in Section 13.1.

      "Permitted Liens" means (i) liens for taxes or assessments or other government charges or levies not yet due and payable, (ii) liens imposed by law, such as mechanic's, materialmen's, warehousemen's and carrier's liens, and other similar liens, securing obligations incurred in the ordinary course of business which are not past due, and (iii) pledges or deposits made to secure payment of workmen's compensation, unemployment insurance, social security or similar programs, (iv) encumbrances consisting of zoning restrictions, easements or other restrictions on the use of real property, provided, such items do not materially impair the use of such property for the purposes intended and (v) restrictions on transfers imposed by contract or the Securities Act.

      "Person" means an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, Governmental Authority or other entity of whatever nature.

      "Per Share Purchase Price" is defined in Section 3.2.

      "Potential Termination Event" means any event which with the giving of notice or the passage of time would constitute a Termination Event.

      "Preliminary Prospectus" means the preliminary prospectus of the Company circulated to investors in connection with the Initial Public Offering, or any subsequent preliminary prospectus which is included in a subsequent amendment to the Company's Registration Statement on Form S-11 which is declared effective by The Commission. It is the intention of the parties that this definition shall mean that preliminary prospectus in which the REIT Sponsor equity is last determined.

      "REIT Sponsors" means any Person listed on Exhibit L.

      "Registrable Securities" is defined in the Registration Rights Agreement.

      "Registration Rights Agreement" means the Registration Rights Agreement, in substantially the form attached as Exhibit C, to be entered into among the Company and the Investors.

      "Retail Properties" means the real properties owned directly or indirectly by TERCO Realty, LLC, Smit-Lake LLC and Smit-Warner, LLC.

      "Related Documents" means the Notes, the Registration Rights Agreement, the Contribution Agreements, the Management Company Stock Option Agreement and the Security Documents.

      "Scheduled Assets" means all of the real estate interests and real estate assets to be contributed to the Operating Partnership by the REIT Sponsors in connection with the Initial Public Offering, a list of which is attached to the Budget.

      "Second Note Closing" is defined in Section 4.2.

      "Second Note Closing Date" is defined in Section 4.2.

      "Security Documents" means the Shareholder Pledge Agreement, the Company Pledge Agreement, the Operating Partnership Pledge Agreement, the Company Collateral Assignment, the Company Account Pledge Agreement, the Operating Partnership Account Pledge Agreement and any other documents which the Investors require to be executed on or after the Closing Dates in order to evidence, perfect, record or maintain the Collateral Agent's security interest in any Collateral.

      "Securities Act" is defined in Section 5.6.

      "Shareholder" means Lawrence H. Feldman, an individual residing at 351 Mill River Road, Upper Brookville, New York.

      "Shareholder Pledge Agreement" means the Pledge Agreement, in substantially the form of Exhibit G, to be executed by the Shareholder in favor of the Collateral Agent.

      "Significant Agreements" is defined in Section 5.15(e).

      "Solvent" means, with respect to any Person on a particular date, that on such date (i) the fair value of the property of such Person is greater than the total amount of liabilities, including, without limitation, contingent liabilities, of such Person, (ii) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (iii) such Person is able to realize upon its assets and pay its debts and other liabilities, contingent obligations and other commitments as they mature in the normal course of business, (iv) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature, and (v) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person's property would constitute unreasonably small capital after giving due consideration to the prevailing practice in the industry in which such Person is engaged. In computing the amount of contingent liabilities at any time, it is intended that such liabilities will be computed at the amount which, in light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

      "Stock Closing" is defined in Section 4.4.

      "Stock Closing Date" is defined in Section 4.4.

      "Subsequent Note Closing" has the meaning specified in Section 4.3.

      "Subsequent Note Closing Date" has the meaning specified in Section 4.3

      "Subsidiary" is defined in Section 5.8.

      "Termination Event" means any of the events described in Section 12.

      "Underwriting Agreement" means the underwriting agreement entered into by the Company with its underwriters, including Merrill Lynch, in connection with the Company's Initial Public Offering.

      (b) In this Agreement the singular includes the plural and the plural the singular; words importing any gender include the other genders; references to statutes are to be construed as including all statutory provisions consolidating, amending or replacing the statute referred to; references to "writing" include printing, typing, lithography and other means of reproducing words in a visible form; references to agreements and other contractual instruments shall be deemed to include all amendments thereto or changes therein entered into in accordance with their respective terms but only to the extent to which such amendments or changes are not prohibited by the terms of this Agreement; references to persons include their permitted successors and assigns; "including" means 'including, without limitation'; "or" is not exclusive; "day" means a calendar day unless otherwise specified; and an accounting term not otherwise defined has the meaning assigned to it, and all determinations involving any such term required to be made herein shall be made, in accordance with GAAP.

      (c) For purposes of Section 5 of this Agreement, references to the knowledge of the Credit Parties or any Subsidiary shall be limited to the knowledge of each of Lawrence Feldman, Ruben Friedberg, Robert Cox, Joseph Kasman, Clifford Stein and Scott Jensen.

        [The remainder of this page has been intentionally left blank]

            IN WITNESS WHEREOF, this Purchase Agreement has been executed this 31st day of March, 1997.

                                  ISSUER:

                                  TOWER REALTY TRUST, INC.


                                  By: /s/ Lawrence H. Feldman
                                      ------------------------------------------
                                  Name:   Lawrence H. Feldman
                                  Title: Chairman, Chief Executive Officer and President
                                  Address:    120 West 45th Street
                                              24th Floor
                                              New York, New York 10036

                                  GUARANTOR:

                                  TOWER REALTY OPERATING PARTNERSHIP,
                                  L.P.
                                  By: Tower Realty Trust, Inc., its general
                                  partner


                                  By: /s/ Lawrence H. Feldman
                                      ------------------------------------------
                                  Title: Chairman, Chief Executive Officer and President
                                  Address:    120 West 45th Street
                                              24th Floor
                                              New York, New York 10036

First Note
Closing          Total
Commitment       Commitment       Investors:
$4,000,000       $6,000,000       MS REAL ESTATE SPECIAL SITUATIONS INC.,
                                  on behalf of itself and as agent for certain undisclosed principals


                                  By: /s/ Theodore R. Bigman
                                      ------------------------------------------
                                  Name: Theodore R. Bigman
                                  Title: Vice President
                                  Address:    c/o Morgan Stanley Asset
                                              Management, Inc.
                                              1221 Avenue of the Americas
                                              New York, New York 10020

                                  Payment Instructions:
                                                        ------------------------

                                                                       EXHIBIT A

                              [Restrictive Legend]

                                  FORM OF NOTE

                            TOWER REALTY TRUST, INC.

                                      NOTE

No. [____]                                                   [_________ __, 1997
$[________]

            FOR VALUE RECEIVED, the undersigned, Tower Realty Trust, Inc. (herein called the "Company"), a corporation organized and existing under the laws of the State of Maryland, hereby promises to pay to [__________________], or registered assigns (the "Holder"), the principal sum of [________________________] DOLLARS on the Maturity Date (as defined in the Purchase Agreement referred to below). The Company also promises to pay interest (computed on the basis of a 365 day year and the actual number of days elapsed)
(a) from the date hereof until the earlier of (i) the Maturity Date, (ii) the date this Note and all amounts payable in connection herewith have been paid to the Holder and (iii) the occurrence of a Termination Event (as defined in the Purchase Agreement) on the unpaid balance hereof at the rate of 15% per annum, payable quarterly, on the last day of March, June, September and December, commencing June 30, 1997, and on the Maturity Date (each such date an "Interest Payment Date") and (b) from the earlier of (i) the Maturity Date or (ii) the occurrence of a Termination Event until the date this Note and all amounts payable in connection herewith have been paid to the Holder, at the rate of 20% per annum payable on demand. Until the earlier of the Maturity Date or the occurrence of a Termination Event, the Company may at its option, elect to add up to 50% of the amount of interest payable on any Interest Payment Date to the then outstanding principal amount of the Notes; provided that if the conditions to the Second Note Closing (as defined in the Purchase Agreement) do not occur on or prior to June 30, 1997 but, in accordance with the definition of the term "Maturity Date," the maturity of the Notes has been extended to December 31, 1997, the Company shall not have the option during the period such conditions remain unsatisfied of electing to add any portion of the interest payable on the Notes to the principal thereof. Any such interest added to principal shall thereafter bear interest as provided above.

            Payments of principal of, premium, if any, and interest on this Note are to be made in lawful money of the United States of America. Payments shall be made to the Holder at such place and by such means as provided in the Purchase Agreement.

            This Note is one of a series of senior secured convertible notes issued pursuant to a Purchase Agreement, dated as of March [__], 1997 (as from time to time amended, the "Purchase Agreement"), among the Company, as issuer, the Operating Partnership, as guarantor, and the respective Investors named therein and is entitled to the benefits thereof. Capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Purchase Agreement. As provided in the Purchase Agreement, this Note (i) is subject to redemption prior to maturity and (ii) is automatically convertible into shares of the Company's Common Stock on an initial public offering as is described more fully in the Purchase Agreement. Payment of the principal, of, premium, if any, and interest on this Note is guaranteed by the Operating Partnership as provided in the Purchase Agreement.

            This Note is a registered Note and, as provided in the Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note (for a like principal amount) or Notes (in authorized denominations) will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

            If this Note is collected by or through an attorney at law or otherwise, then the Company shall be obligated to pay, in addition to the principal balance hereof and any premium and accrued interest hereon, reasonable attorney's fees and all out-of-pocket costs of the Holder in connection with the collection or enforcement of this Note.

            The Company hereby waives presentment, demand, protest or notice of any kind in connection with this Note.

            This Note shall be governed by the laws of the State of New York.

                                  TOWER REALTY TRUST, INC.


                                  By:
                                      ------------------------------------------
                                       Name:
                                       Title:

                                                                       EXHIBIT K

                          CONVERSION RATE OF THE NOTES

The Notes are convertible into the number of shares of Common Stock equal to the amounts determined in accordance with items 1 and 2 below.

1.    The number of shares of Common Stock equal to the following:

            IA
      -------------                                        1
        6,000,000       X   0.225    x    ACP   x     ------------
                                                           MP

            where:

                        IA = the aggregate original principal amount of all outstanding Notes (other than the original principal of any note issued pursuant to Section
                              2.5 or 9.21 or accrued but unpaid interest allocated therewith), plus all accrued and unpaid interest thereon to the Stock Closing Date.

                        ACP = The difference between (1) the value of the
                              aggregate number of shares of Common Stock and units of limited partnership interest ("OP Units") issued or to be issued by the Company and the Operating Partnership as of the Stock Closing Date and (2) value of the sum of (i) the aggregate number of shares of Common Stock issued or to be issued by the Company as of the Stock Closing Date in the Initial Public Offering and (ii) the aggregate number of OP Units issued or to be issued by the Operating Partnership to continuing investors (other than REIT Sponsors) as of the Stock Closing Date; provided that for this purpose each share of Common Stock and OP Unit shall be valued at MP.

                        MP =  Mid-Point Purchase Price.

Notwithstanding the foregoing, the number of shares calculated in item 1 shall not be less than such number of shares of Common Stock equal to (A) the principal amount of all outstanding Notes plus all accrued and unpaid interest divided by (B) the Mid-Point Purchase Price.

2. Such number of shares of Common Stock obtained by dividing (A) the product of (I) the Aggregate Share Amount times (II) the per share amount of the pro forma underwriting discounts or commissions (as set forth in the Preliminary Prospectus) that would have been paid by the Company to the underwriters in connection with the Initial Public Offering assuming such shares were priced at the Mid-Point Purchase Price (the "Per

      Share MP Underwriting Discount") by (B) the difference between (1) the Mid-Point Purchase Price minus (2) the Per Share MP Underwriting Discount.

                            TOWER REALTY TRUST, INC.

================================================================================

                          PURCHASE AGREEMENT SUPPLEMENT

                            Dated as of May 15, 1997

================================================================================

                                   $1,050,000

                        Senior Secured Convertible Notes

PURCHASE AGREEMENT SUPPLEMENT (this "Supplement") dated as of May 15, 1997, to Purchase Agreement dated as of March 31, 1997 (the "Agreement"), among TOWER REALTY TRUST, INC., a Maryland corporation with its principal place of business located at 120 West 45th Street, New York, New York 10036 (the "Company"), as issuer, TOWER REALTY OPERATING PARTNERSHIP, L.P., a Delaware limited partnership with its principal place of business located at 120 West 45th Street, New York, New York 10036 (the "Operating Partnership"), as guarantor (the Operating Partnership and the Company are sometimes hereinafter collectively referred to as the "Credit Parties"), and each of the investors signatory hereto (collectively, the "Investors"). The capitalized terms used herein and not otherwise defined shall have the meaning set forth in the Agreement.

            WHEREAS, the Company, the Operating Partnership and the Investors have entered into the Agreement; and

            WHEREAS, the Credit Parties and the Investors desire to supplement and modify the Agreement as contemplated herein;

            NOW, THEREFORE, in consideration of the mutual promises and agreements contained herein, the parties hereto agree as follows:

SECTION 1 SUPPLEMENT.

      1.1 Special Note Closing. Notwithstanding anything to the contrary set forth in Section 4.3 of the Agreement, a Subsequent Note Closing (the "Special Note Closing") shall take place on May 15, 1997 (the "Special Note Closing Date") at the offices of Battle Fowler, LLP, Park Avenue Tower, 75 East 55th Street, New York, New York 10022 at 10:00 A.M. (or such other time and place as are mutually agreeable to the Company and the Investors) whereby the Company will sell Notes in an aggregate principal amount of $1,050,000 with the pro rata portion (determined according to each Investor's relative total commitment) of such principal amount to be purchased by each Investor at such Special Note Closing. At such Special Note Closing, the Company shall deliver to each Investor the Notes being purchased by such Investor, issued in the name of the Investor or its nominee in such authorized denominations as MSAM on behalf of such Investor shall request, against payment to the Company of the purchase price therefor, by wire transfer, check or other method acceptable to the Company. If on such Special Note Closing any of the conditions specified in Sections 7.1 or 7.3 of the Agreement or Section 1.3 of this Supplement shall have not been fulfilled, each Investor shall, at its election, be relieved of all of the obligations under this Agreement to purchase the Notes to be purchased at such Special Note Closing without thereby waiving any other rights it may have by reason of such failure or nonfulfillment. The Special Note Closing shall not be deemed to be the Second Note Closing as contemplated under the Agreement. No waiver of the conditions required to fulfilled in connection with the Second Note Closing is made hereby, and no waiver shall be implied.

      1.2.Representations and Warranties. The Credit Parties, jointly and severally, represent and warrant to each Investor as follows:

            (a) Representations and Warranties in the Agreement. Except as set forth in the amendment to Exhibit D to the Agreement, each of the representations and warranties set forth in the Agreement and Related Documents is true and correct in all material respects on and as of the date hereof with the same effect as though such representation and warranty had been made on and as of such date.

      1.3 Conditions to Subsequent Note Closing. In addition to the conditions specified in Section 7 of the Agreement, the following conditions must be satisfied for the Special Note Closing:

            (a) Documents. The Credit Parties shall have delivered to each Investor the following, each of which shall be in form and substance reasonably satisfactory to MSAM:

                  (i) In lieu of the opinion of Battle Fowler LLP required under
Section 7.3(a)(vii) under the Agreement, an opinion of Battle Fowler LLP, counsel for each of the Credit Parties, dated the Special Note Closing Date, addressed to the Investors, substantially in the form set forth in Annex A.

            (b) Other Matters. All corporate and other proceedings in connection with the transactions contemplated by this Supplement and all other documents and instruments incident to such transactions shall be reasonably satisfactory in substance and form to MSAM and MSAM shall have received all such counterpart originals or certified or other copies of such additional documents, instruments or opinions as it may request.

      1.4 Negative Covenants. There is hereby added to Section 10 of the Agreement a new subsection 10.12 as follows:

            "10.12 Use of Proceeds. The Company shall use the proceeds received by it from the sale of the Notes issued on the Special Note Closing Date in the aggregate amount of $1,050,000 for the purchase of the Tower 45 and Maitland Interests."

      1.5 Termination Event. There is hereby added to Section 12 of the Agreement a new subsection (n) as follows:

            "(n) the purchase by or transfer to the Company of the Tower 45 and Maitland Interests shall for any reason be invalidated or set aside by a court of competent jurisdiction, or the Company or its Subsidiaries at any time before the Initial Public Offering does not own the Tower 45 and Maitland Interests."

      1.6 Additional Covenant. If any amounts in excess of $1,500,000 must for any reason be delivered to the Trustee of the Estate of Edward Feldman for the Tower 45 and Maitland Interests, Lawrence H. Feldman agrees that he will contribute to the Company such excess amounts as are required to paid to the Trustee of the Estate of Edward Feldman.

      1.7 Section 3.1. The reference to $20,000,000 in Section 3.1 of the Purchase Agreement shall be deleted and replaced with a reference to $15,000,000.

      1.8 Exhibit K. The formula in Item 1 of Exhibit K of the Purchase Agreement is hereby amended and restated as follows:

                  IA                           1
              ---------   x  0.29  x  ACP  x  ----
              6,000,000                        MP

SECTION 2 MISCELLANEOUS.

      2.1 Counterparts. Except as herein provided, this Supplement shall be governed by the terms, conditions, covenants and agreements of the Agreement. This Supplement may be executed in any number of counterparts, each of which shall be the same supplementary instrument but all of which taken together shall constitute one Agreement.

      2.2 Governing Law. This Supplement shall be governed by and construed in accordance with the laws of the State of New York.

      2.3 Expenses; Documentary Taxes. The Credit Parties agree to pay (a) all reasonable out-of-pocket expenses of the Investors, including the reasonable fees and disbursements of counsel for the Investors incurred in connection with execution and delivery of this Supplement, (b) all reasonable out-of-pocket expenses of the Investors, in connection with all additional and subsequent documentation contemplated hereby, any waiver or consent hereunder or thereunder or any amendment hereof or thereof and (c) if a default occurs, all reasonable out-of-pocket expenses incurred by the Investors, including reasonable fees and disbursements of counsel, in connection with such default and collection and other enforcement proceedings resulting therefrom, including, without limitation, costs and expenses incurred in a bankruptcy case. The Credit Parties shall indemnify the Investors against any transfer taxes, documentary taxes, assessments or charges made by any Governmental Authority by reason of the execution and delivery of this Supplement or the Notes. The obligations of the Credit Parties under this Section 2.3 shall survive transfer by any Investor of the Notes.

      2.4 Terms of the Agreement. Except as otherwise expressly modified hereby, all the terms and conditions of the Agreement shall remain in full force and effect and from and after the date hereof all references in the Agreement to "this Agreement" or "the Agreement" shall mean the Agreement as supplemented hereby.

      2.5 Definitions.

            (a) As used in this Supplement, the following terms shall have the meaning specified below:

      "Tower 45 and Maitland Interests" shall have the meaning ascribed to it in the order issued on May 13, 1997, a copy of which is attached hereto as Annex B, by the United States Bankruptcy Court for the Eastern District of New York with respect to the matter of Edward Feldman and Rosalie Feldman, Joint Debtors, Case No.897-80388-478.

         [The remainder of this page has been intentionally left blank]

            IN WITNESS WHEREOF, this Supplement has been executed as of the 15th day of May, 1997.

                               ISSUER:

                               TOWER REALTY TRUST, INC.


                               By: /s/ Lawrence H. Feldman
                               ------------------------------------------------
                               Name: Lawrence H. Feldman
                               Title:Chairman, Chief Executive Officer and
                               President
                               Address:     120 West 45th Street
                                            24th Floor
                                            New York, New York 10036

                               GUARANTOR:

                               TOWER REALTY OPERATING PARTNERSHIP, L.P.
                               By: Tower Realty Trust Inc., its general partner


                               By: /s/ Lawrence H. Feldman
                               ------------------------------------------------
                               Name: Lawrence H. Feldman
                               Title:Chairman, Chief Executive Officer and
                               President
                               Address:     120 West 45th Street
                                            24th Floor
                                            New York, New York 10036

Special Note
Closing
Commitment
$1,050,000                     Investors:

                               MS REAL ESTATE SPECIAL SITUATIONS INC.,
                               on behalf of itself and as agent for certain undisclosed principals


                               By:        /s/ Theodore R. Bigman
                               ------------------------------------------------
                               Name:      Theodore R. Bigman
                               Title:     Vice President
                               Address:   c/o Morgan Stanley Asset
                                          Management, Inc.
                                          1221 Avenue of the Americas
                                          New York, New York 10020

                               Payment Instructions:___________________________

FOR PURPOSES OF SECTION 1.6 OF THIS AGREEMENT:


By: /s/ Lawrence H. Feldman
------------------------------------------------
Name: Lawrence H. Feldman, in his individual capacity

Address:      120 West 45th Street
              24th Floor
              New York, New York 10036

                             TOWER REALTY TRUST, INC

================================================================================

                       PURCHASE AGREEMENT SUPPLEMENT NO.2

                            Dated as of May 29, 1997

================================================================================

                                   $1,642,145

                    Senior Secured Convertible Mineola Notes

                                TABLE OF CONTENTS

                                                                            Page

SECTION 1 AUTHORIZATION OF SECURITIES .....................................   1
      1.1     Authorization of Mineola Notes ..............................   1

SECTION 2 ISSUANCE OF MINEOLA NOTES .......................................   2
      2.1     Purchase and Sale of Mineola Notes ..........................   2


SECTION 3 THE CLOSING .....................................................   2
      3.1     The Mineola Note Closing ....................................   2

SECTION 4 REPRESENTATIONS OF THE COMPANY ..................................   3
      4.1     Representations and Warranties in the Agreement .............   3
      4.2     Issuance of Securities ......................................   3
      4.3     Representations and Warranties in the Mineola Financing
                Documents .................................................   3

SECTION 5 REPRESENTATIONS OF THE INVESTORS ................................   4
      5.1     Authorization ...............................................   4
      5.2     Purchase Entirely for Own Account ...........................   4
      5.3     Accredited Investor .........................................   4
      5.4     Other Representations and Warranties ........................   4

SECTION 6 CONDITIONS TO THE OBLIGATIONS OF EACH INVESTOR ..................   5
      6.1     Conditions to Mineola Note Closing ..........................   5

SECTION 7 CONDITION TO THE OBLIGATIONS OF THE COMPANY .....................   9

SECTION 8 COVENANTS .......................................................   9
      8.1     Payment of Principal and Interest ...........................   9
      8.2     Use of Proceeds .............................................   9
      8.3     Covenants in Agreement ......................................   9

SECTION 9  TERMINATION OF COVENANTS .......................................   9

SECTION 10 TERMINATION EVENTS .............................................   9

SECTION 11  REDEMPTION OF THE MINEOLA NOTES ...............................  10
      11.1    Redemption ..................................................  10

SECTION 12  CONVERSION ....................................................  10
      12.1    Conversion Rate .............................................  10
      12.2    Surrender of Mineola Notes; Delivery of Shares ..............  10
      12.3    Effect of Conversion ........................................  10

                                                                            Page
                                                                            ----

     12.4     Fractional Shares ...........................................  11
     12.5     Taxes on Conversion .........................................  11
     12.6     Anti-Dilution ...............................................  11

SECTION 13    GUARANTEE ...................................................  11
     13.1     Benefits of Guarantee and Security ..........................  11

SECTION 14    MISCELLANEOUS ...............................................  11
     14.1     Counterparts ................................................  11
     14.2     Governing Law ...............................................  12
     14.3     Consent to Jurisdiction .....................................  12
     14.4     Expenses; Documentary Taxes .................................  12
     14.5     Terms of the Agreement ......................................  12
     14.6     Related Documents ...........................................  13
     14.7     Definitions .................................................  13

                                INDEX OF EXHIBITS

Exhibit A         Form of Note
Exhibit B         Form of Opinion of Counsel to be delivered at the Mineola
                  Note Closing

PURCHASE AGREEMENT SUPPLEMENT NO.2 (this "Supplement") dated as of May 29, 1997, to Purchase Agreement dated as of March 31, 1997 (as supplemented by Purchase Agreement Supplement dated May 15, 1997 and as the same may be supplemented, amended, restated, modified or extended from time to time, the "Agreement"), among TOWER REALTY TRUST, INC., a Maryland corporation with its principal place of business located at 120 West 45th Street, New York, New York 10036 (the "Company"), as issuer, TOWER REALTY OPERATING PARTNERSHIP, L.P., a Delaware limited partnership with its principal place of business located at 120 West 45th Street, New York, New York 10036 (the "Operating Partnership"), as guarantor (the Operating Partnership and the Company are sometimes hereinafter collectively referred to as the "Credit Parties"), and each of the investors signatory hereto (collectively, the "Investors"). The capitalized terms used herein and not otherwise defined shall have the meaning set forth in the Agreement.

            WHEREAS, the Company, the Operating Partnership and the Investors have entered into the Agreement;

            WHEREAS, pursuant to terms of the Agreement, any additional capital that the Credit Parties or its Controlled Subsidiaries may require to acquire any properties or interests in properties may be provided by the Investors in the form of convertible notes on the terms set forth therein;

            WHEREAS, Tower Mineola Limited Partnership, a Delaware limited partnership ("Mineola Partnership"), is a Controlled Subsidiary of the Company and needs additional capital in connection with the acquisition and financing of a certain property situated at 120 Mineola Boulevard, Mineola, New York, New York; and

            WHEREAS, pursuant to section 9.21 of the Agreement, the Credit Parties have notified the Investors of the need for such additional capital and the Investors wish to provide such additional capital in form of convertible notes subject to terms and conditions set forth in this Supplement;

            NOW, THEREFORE, in consideration of the mutual promises and agreements contained herein, the parties hereto agree as follows:

SECTION 1 AUTHORIZATION OF SECURITIES.

      1.1 Authorization of Mineola Notes. The Company has duly authorized the sale and issuance of its senior secured convertible note in the aggregate principal amount of $1,642,145, in substantially the form attached hereto as Exhibit A (each note delivered pursuant to this Supplement and each note delivered in substitution or exchange for any such note, being hereinafter referred to as the "Mineola Notes"). The Mineola Notes shall (i) be dated the date of issuance, (ii) bear interest (computed on the basis of a 365-day year and the actual number of days elapsed) from the date of issuance until the earlier of (A) maturity, (B) the date such Mineola Notes are repaid in full or
(C) the occurrence of a Termination Event, at the rate of 15% per annum payable quarterly, in arrears, on the last day of each March, June, September and December, commencing June 30, 1997, and at maturity (each such date being hereinafter referred to as an "Interest Payment Date"), (iii) bear interest (computed as provided in clause (ii) above) from the earlier of (A) maturity or
(B) the occurrence of a Termination Event, until the date such Mineola Notes are repaid in full at the rate of 20% per annum payable on demand (the "Default Rate") and (iv) mature on the Maturity Date. The Mineola Notes issued pursuant to this Supplement shall be deemed to be "Notes" for all purposes of the Agreement and shall be guaranteed by the Operating Partnership as provided in
Section 13 of this Supplement and shall be secured by all Collateral now or hereinafter provided as security for any Notes now or hereinafter issued under the Agreement or any Supplement or amendment thereto. The Mineola Notes shall be convertible into the Common Stock, as provided in Section 12 of this Supplement and shall be redeemable as provided in Section 11 of this Supplement and Section 13 of the Agreement.

      The Company shall contribute the proceeds received by it from the sale of Mineola Notes to the capital of the Operating Partnership, which shall in turn contribute such proceeds to the capital of Mineola Partnership. The Company shall cause Mineola Partnership to use such proceeds for the completion and closure of the transactions contemplated in the Mineola Financing Documents, and this Supplement, including, without limitation, the payment of expenses (including transfer taxes and the fees and expenses of counsel to (i) the Company, the Operating Partnership and Mineola Partnership, (ii) Merrill Lynch and (iii) MSAM and the Investors) of such completion and closure.

SECTION 2 ISSUANCE OF MINEOLA NOTES.

      2.1 Purchase and Sale of Mineola Notes. Subject to the terms and conditions of this Supplement, the Company will issue and sell to each Investor, and each Investor will purchase, Mineola Notes in an aggregate principal amount not to exceed the amount set forth opposite its name under the heading "Mineola Note Closing Commitment" on the signature pages hereto. The obligations of each Investor are several and not joint, and no Investor shall be liable for the acts and omissions of any other Investor. The Investors shall not be deemed to be Affiliated shareholders or Affiliated purchasers.

SECTION 3 THE CLOSING.

      3.1 The Mineola Note Closing. The closing of the purchase and sale of the Mineola Notes under this Supplement shall take place at the offices of Battle Fowler, LLP, Park Avenue Tower, 75 East 55th Street, New York, New York 10022, (the "Mineola Note Closing"), at 10:00 A.M. on the date hereof, or at such other time, date and place as are mutually agreeable to the Company and the Investors. The date of the Mineola Note Closing is hereinafter referred to as the "Mineola Note Closing Date." At the Mineola Note Closing, the Company shall deliver to each Investor Mineola Notes in an aggregate principal amount set forth opposite its name under the heading "Mineola Note Closing Commitment" on the signature pages hereto, issued in the name of the Investor or its nominee and in such authorized denominations as MSAM on behalf of the Investor shall request, against payment to the Company of the purchase price therefor, by wire transfer, check, or other method acceptable to the Company. If on the Mineola Note Closing Date any of the conditions specified in Sections 6.1 shall not have been fulfilled, each Investor shall, at its election, be relieved of all of its obligations under this Supplement without thereby waiving any other rights it may have by reason of such failure or such nonfulfillment.

SECTION 4 REPRESENTATIONS OF THE COMPANY.

      The Credit Parties, jointly and severally, represent and warrant to each Investor as follows:

      4.1 Representations and Warranties in the Agreement. Except as set forth in the amendment to Exhibit D to the Agreement delivered pursuant to Section 6.1 of this Supplement each of the representations and warranties set forth in the Agreement and Related Documents is true and correct in all material respects on and as of the Mineola Note Closing Date with the same effect as though such representation and warranty had been made on and as of such date.

      4.2 Issuance of Securities. The issuance and delivery of the Mineola Notes and the shares of the Common Stock issuable upon conversion of the Mineola Notes, have been duly authorized by all necessary corporate action on the part of the Company. The Mineola Notes, when issued, will have been duly and validly authorized and issued and will constitute legal, valid and binding obligations of the Company entitled to all the rights and benefits provided under the Agreement as supplemented by this Supplement and shall be enforceable against the Company in accordance with their terms except as such enforceability may be limited under (i) applicable bankruptcy, insolvency, reorganization or other similar laws affecting the rights of creditors generally, and (ii) general principles of equity. Payment of the Mineola Notes is not, and will not, be subordinate to any other Indebtedness or obligations of the Credit Parties and will rank pari passu with the Notes. The Mineola Notes shall be entitled to all the rights and benefits provided in the Agreement as supplemented hereby, including without limitation the benefit of the guarantee set forth in Section 15 of the Agreement and the security of all Collateral. The shares of Common Stock issuable to the Investors upon conversion of the Mineola Notes, when issued as contemplated hereunder, will be duly and validly authorized and issued, and fully paid and non-assessable.

      4.3 Representations and Warranties in the Mineola Financing Documents. The representations and warranties set forth in the Mineola Financing Documents and other related documents thereto are true, complete and accurate and may be relied upon by the Investors as if such representations and warranties were fully set forth herein.

SECTION 5 REPRESENTATIONS OF THE INVESTORS.

      Each Investor severally, and not jointly, hereby represents and warrants as follows:

      5.1 Authorization. The Investor has full power and authority to enter into this Supplement and this Supplement constitutes its valid and legally binding obligation, enforceable in accordance with its terms except as such enforceability may be limited under (i) applicable bankruptcy, insolvency, reorganization or other similar laws affecting the rights of creditors generally, and (ii) general principles of equity.

      5.2 Purchase Entirely for Own Account. The Mineola Notes and the Common Stock to be acquired by such Investor will be acquired for investment for Investor's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that Investor has no present intention of selling, granting any participation in, or otherwise distributing the same.

      5.3 Accredited Investor. The Investor is an "accredited investor" within the meaning of Rule 501 of Regulation D, under the Securities Act, as presently in effect.

      5.4 Other Representations and Warranties.

            (a) The Investor, by reason of its business and financial experience, together with the business and financial experience of MSAM, which is its investment adviser,

                  (i) has such knowledge, sophistication and experience in financial and business matters and in making investment decisions of this type that it is capable of evaluating the merits and risks of and of making an informed investment decision with respect to an investment in the Mineola Notes,

                  (ii) is capable of protecting its own interest or has engaged representatives or advisors to assist it in protecting its interests and

                  (iii) is capable of bearing the economic risk of such investment.

            (b) (i) The Investor understands that an investment in the Company involves substantial risks.

                  (ii) The Investor has been given the opportunity to make an investigation of the proposed activities of the Company.

                  (iii) The Investor has been afforded the opportunity to obtain any additional information requested by it.

                  (iv) The Investor has had an opportunity to ask questions of and receive answers from representatives of the Company concerning the Company and its proposed activities and the terms and conditions of an investment in the Mineola Notes.

            (c) The Investor was not formed for the specific purpose of acquiring an interest in the Company.

            (d) The Investor acknowledges that:

                  (i) the Mineola Notes and Common Stock to be issued to such Investor have not been registered under the Securities Act or state securities laws by reason of a specific exemption or exemptions from registration under the Securities Act and applicable state securities laws and such Mineola Notes and Common Stock will bear a legend to such effect,

                  (ii) the Company's reliance on such exemptions is predicated in part on the accuracy and completeness of the representations and warranties of such Investor contained herein,

                  (iii) the Mineola Notes and Common Stock to be issued to such Investor may not be resold or otherwise distributed unless registered under the Securities Act and applicable state securities laws, or unless an exemption from registration is available,

                  (iv) there is no public market for the Mineola Notes and Common Stock; and

                  (v) other than as set forth in this Supplement and the Related Documents, the Company has no obligation or intention to register such Mineola Notes and Common Stock under the Securities Act or any state securities laws or to take any action that would make available any exemption from the registration requirements of such laws.

SECTION 6 CONDITIONS TO THE OBLIGATIONS OF EACH INVESTOR.

      6.1 Conditions to Mineola Note Closing. The obligation of each Investor to purchase the securities to be purchased by it at the Mineola Note Closing are subject to the satisfaction of each of the following conditions on or before the Mineola Note Closing Date:

            (a) Accuracy of Representations and Warranties. Except as set forth in the amendment to Exhibit D to the Agreement delivered pursuant to this
Section 6, each representation and warranty contained in Section 5 of the Agreement and in this Supplement shall be true and correct in all material respects on and as of such Mineola Note Closing Date with the same effect as though such representation and warranty had been made on and as of such Mineola Note Closing Date.

            (b) Performance. The Credit Parties shall have performed and complied with all covenants, agreements and conditions contained in the Agreement and this Supplement and the Agreement required to be performed or complied with by the Credit Parties hereunder and thereunder.

            (c) No Termination Event. No Termination Event or Potential Termination Event shall have occurred and be continuing or result from the transactions contemplated to be consummated on such Mineola Note Closing Date.

            (d) No Proceeding or Litigation. No suit, action, or other proceeding seeking to restrain, prevent or change the transactions contemplated hereby or otherwise questioning the validity or legality of such transactions shall have been instituted and be pending.

            (e) No Material Adverse Change. No event shall have occurred or conditions shall exist that could reasonably be expected to have a Material Adverse Effect.

            (f) Compliance with Laws; Consents and Approvals. The Company shall have complied with all applicable requirements of federal and state securities or "blue sky" laws with respect to the issuance and sale of the securities to be sold at the Mineola Note Closing and each of the Credit Parties shall have received all consents, permits and other authorizations, and made all such filings and declarations as may be required under any applicable law or regulation or pursuant to any other agreement, order or decree to which any of them is a party or subject in connection with the transactions to be consummated on or prior to such Mineola Note Closing Date.

            (g) Purchase Permitted. Each Investor's purchase of the securities to be purchased by it at the Mineola Note Closing shall be permitted under all applicable laws and regulations governing the activities of such Investor.

            (h) Expenses. The Investors shall have received all amounts payable pursuant to Section 14.4 of this Supplement on or prior to such Mineola Note Closing Date.

            (i) Documents. The Credit Parties shall have delivered to each of the Investors the following, each of which shall be in form and substance reasonably satisfactory to MSAM:

                  (i) The following agreements, duly executed by each of the parties thereto:

                        (A) this Supplement;

                        (B) the Mineola Notes being purchased by each Investor at such Closing, registered in such names and in such denominations as such Investor, shall have requested;

                        (C) the Supplement to Operating Partnership Pledge Agreement;

                        (D) the Supplement to Company Pledge Agreement;

                        (E) the Mineola Pledge Agreement;

                        (F) Amendments to Exhibit D to the Agreement to reflect any modifications to the representations and warranties in Section 5 of the Agreement since the prior Closing; provided, however, that such modifications shall be consistent with the Budget.

                  (ii) A certificate duly executed on behalf of the Company by its Secretary or an Assistant Secretary, certifying as to the incumbency and signatures of each officer of the Company executing this Supplement and all other documents to be delivered at the Mineola Note Closing to which the Company is a party and to which is attached copies, certified to be true, correct, complete and in full force and effect of (A) the Company's Articles of Incorporation, (B) the Company's by-laws and (C) resolutions of the Company's Board of Directors authorizing the execution, delivery and performance by the Company of this Supplement and all other documents to be delivered at the Mineola Note Closing to which the Company is a party, the issuance and sale of the Mineola Notes and the authorization and issuance of the Common Stock upon conversion of the Mineola Notes as contemplated in this Supplement;

                  (iii) A certificate, duly executed on behalf of the Operating Partnership, by the Secretary or an Assistant Secretary of the Company, in its capacity as the sole general partner of the Operating Partnership, certifying as to the incumbency and signatures of the officers of the Company executing this Supplement and all other documents to be delivered at the Mineola Note Closing to which the Operating Partnership is a party and to which is attached copies, certified to be true, correct, complete and in full force and effect of (A) the Operating Partnership's certificate of limited partnership, (B) the partnership agreement of the Operating Partnership and (C) resolutions of the Board of Directors of the Company authorizing the execution, delivery and performance by the Operating Partnership of this Supplement and all other documents to be delivered at the Mineola Note Closing to which it is a party;

                  (iv) A certificate duly executed by the Chief Executive Officer of the Company certifying as to each of the matters set forth in Sections 6.1(a), (b) and (c) of this Supplement;

                  (v) Good standing certificates for each of the Company, the Operating Partnership and the Management Company from the Secretary of State of their respective jurisdictions of formation and each other jurisdiction in which they are required to be qualified to do business;

                  (vi) An opinion of Battle Fowler, LLP, counsel for each of the Credit Parties, dated the Mineola Note Closing Date, addressed to the Investors, substantially in form set forth in Exhibit B;

                  (vii) All certificates or other instruments representing any interests or other securities pledged as Collateral at the Mineola Note Closing, together with executed and undated stock powers or assignments in blank, and evidence that all filings and other actions necessary to perfect the Collateral Agent's security interest in the Collateral delivered at the Mineola Note Closing, have been made or taken and that the Collateral Agent's Lien on the Collateral has priority over any other Liens, other than Permitted Liens; and

                  (viii) Copies, certified to be true, correct and complete by the Credit Parties, of consents and approvals of any Governmental Authority or third party required in connection with the transactions to be consummated on the Mineola Note Closing Date (including, without limitation, any consents of any partners and lenders required in order to pledge the interests to be pledged under the Security Documents).

            (j) Initial Public Offering. MSAM shall continue to be reasonably satisfied that each of the Credit Parties is using its reasonable best efforts to accomplish the Initial Public Offering at the soonest possible time.

            (k) Financial Information. The Company shall have delivered to the Investors a Pro Forma Statement of Operations in the form to be included in the Company's Registration Statement on Form S-11 in connection with its Initial Public Offering, together with a certificate duly executed by the Chief Executive Officer of the Company certifying that the Pro Forma Statement of Operations presents fairly in all material respects, on a pro forma basis, the financial condition and results of operations of the Company purported to be shown thereby, at the dates and for the periods indicated.

            (l) Mineola Financing. The transactions contemplated under the Mineola Financing Documents shall have closed and the MSAM shall have received copies, each of which shall be reasonably satisfactory in substance and form to MSAM, certified by the Secretary or an Assistant Secretary to the Company as true, correct and complete, of the Mineola Financing Documents and all other agreements, opinions and documents entered into in contemplation therewith.

            (m) Title Insurance. Mineola Partnership shall have received an owner's extended coverage policy of title insurance with respect to certain property situated at 120 Mineola Boulevard, Mineola, New York, New York, issued by a title insurance company approved by MSAM. Such title insurance policy shall have Mineola Partnership as an insured person and shall be in form and substance acceptable to MSAM.

            (n) Other Matters. All corporate and other proceedings in connection with the transactions contemplated by this Supplement and all other documents and instruments incident to such transactions shall be reasonably satisfactory in substance and form to MSAM and MSAM shall have received all such counterpart originals or certified or other copies of such additional documents, instruments or opinions as it may request.

SECTION 7 CONDITION TO THE OBLIGATIONS OF THE COMPANY.

            The obligations of the Company under Section 3.1 of this Supplement as to each Investor are subject to the condition that the representations and warranties of the Investor contained in Section 5 of this Supplement shall be true and correct in all material respects on and as of the Mineola Note Closing Date with the same effect as though such representations and warranties had been made on and as of that date.

SECTION 8 COVENANTS.

      8.1 Payment of Principal and Interest. The Company covenants and agrees that it will duly and promptly pay or cause to be paid the principal of and interest on each of the Mineola Notes at the place or places, at the respective times and in the manner provided in the Agreement, this Supplement and the Mineola Notes. Unless otherwise provided in this Supplement, all payments shall be made by electronic wire transfer of immediately available United States funds.

      8.2 Use of Proceeds For Mineola Notes. There is hereby added to Section 10 of the Agreement a new subsection 10.13 as follows:

            "10.13 Use of Proceeds From Mineola Notes. The Company shall use the proceeds received by it from the sale of the Mineola Notes issued on the Mineola Note Closing Date in the aggregate amount of $1,642,145 for the completion and closure of the transactions contemplated in the Mineola Financing Documents, including, without limitation, the payment of expenses (including transfer taxes and the fees and expenses of counsel to (i) the Company, the Operating Partnership and Mineola Partnership, (ii) Merrill Lynch and (iii) MSAM and the Investors) of such completion and closure. Any amounts remaining in excess of that needed for the completion and closure of the transactions contemplated in the Mineola Financing Documents shall be used in accordance with the Budget."

      8.3 Covenants in Agreement. The Mineola Notes are entitled to the benefits of each of the covenants set forth in Section 9 and Section 10 of the Agreement with the same force and effect as if set forth herein in full.

SECTION 9 TERMINATION OF COVENANTS.

            Each of the covenants set forth in Sections 8.1 and 8.2 of this Supplement shall terminate on the date the Mineola Notes and all of the Obligations are repaid in full or on the date of the closing of the Initial Public Offering.

SECTION 10 TERMINATION EVENTS.

            There is hereby added to Section 12 of the Agreement a new subsection (o) as follows:

            "(o) event of default (as defined in the Mineola Financing Documents) shall occur."

SECTION 11 REDEMPTION OF THE MINEOLA NOTES.

      11.1 Redemption. The Mineola Notes are redeemable on the same terms and conditions set forth in Section 13 of the Agreement, including, without limitation, the provision relating to Major Capital Events; provided however that the Optional Redemption Price for the Mineola Notes shall be equal to the following:

                            ((0.25 x OPA) -- INT) + CPA

             OPA  =      the principal amount of the Mineola Notes issued and
                         outstanding immediately prior to the date of redemption, but not less than the original principal amount

             INT  =      all interest paid on the Mineola Notes as of the
                         date of redemption

             CPA  =      OPA plus all accrued but unpaid interest as of the date
                         of redemption;

provided further that if the Optional Redemption Price payable under this
Section 11.1 would be less than the Optional Redemption Price computed as set forth in Section 13.1 of the Agreement, then the Optional Redemption Price for the Mineola Notes will be established in accordance with Section 13.1 of the Agreement.


SECTION 12 CONVERSION.

      12.1 Conversion Rate. Upon the closing of the Initial Public Offering each Mineola Note shall, without any action on the part of any holder thereof, automatically be converted into fully paid and nonassessable shares of Common Stock at the following conversion rate:

                          (((0.25 x OPA) - INT* + CPA)/MP

                 * If this calculation results in an amount less than zero, then such calculation shall be equal to zero such that the conversion rate shall be equal to the quotient of CPA divided by MP

             OPA  =     the principal amount of the Mineola Notes issued and
                        outstanding immediately prior to the Initial Public
                        Offering, but not less than the original principal amount

             INT  =     all interest paid on the Mineola Notes as of the date
                        of the Initial Public Offering

             CPA  =     OPA plus all accrued but unpaid interest as of the
                        date of the Initial Public Offering

             MP   =     the Mid-Point Purchase Price

      12.2 Surrender of Mineola Notes, Delivery of Shares. At the Stock Closing, the Company shall issue and deliver, against surrender of the Mineola Notes, to each Investor, (a) a certificate or certificates for the number of full shares of Common Stock or other securities issuable upon the conversion of such Investor's Mineola Notes as provided in Section 12.1 of this Supplement, in accordance with the instructions provided by MSAM pursuant to Section 4.4 of the Agreement, (b) the amount of cash required to be paid for any fractional interest in respect of a share of Common Stock or other security arising upon the conversion as provided in Section 12.3 of this Supplement and (c) cash (or, if interest on the Mineola Notes is to be paid in Common Stock, then Common Stock) in the amount of all accrued and unpaid interest on the Mineola Notes surrendered up to and including the date of the closing of the Initial Public Offering.

      12.3 Effect of Conversion. Each person in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon conversion of the Mineola Notes shall be deemed to have become the holder or holders of record of the shares of Common Stock represented by those certificates at the time of the closing of the Initial Public Offering. All shares of Common Stock delivered upon conversion of the Mineola Notes will upon delivery be duly and validly issued and fully paid and nonassessable, free of all Liens and charges and not subject to any preemptive rights. Upon conversion, the Mineola Notes shall no longer be deemed to be outstanding and all rights of a holder with respect to the Mineola Notes shall immediately terminate except the right to receive the Common Stock or other securities, cash or other assets as herein provided.

      12.4 Fractional Shares. No fractional shares or securities representing fractional shares of Common Stock shall be issued upon conversion of Mineola Notes. Any fractional interest in a share of Common Stock resulting from conversion of a Mineola Note shall be paid in cash (computed to the nearest cent) based on the principal amount of the Mineola Notes represented by the fractional share.

      12.5 Taxes on Conversion. The Company will pay any and all documentary stamp or similar issue or transfer taxes payable in respect of the issue of delivery of shares of Common Stock on conversion of the Mineola Notes pursuant hereto.

      12.6 Anti-Dilution. In the event that at any time prior to the Initial Public Offering the Company issues any shares of Common Stock or securities exchangeable or convertible into Common Stock or any options, warrants or rights to acquire any shares of Common Stock or securities exchangeable or convertible into Common Stock to any Person other than a Person contributing assets to the Company or the Operating Partnership in connection with the Initial Public Offering (the "Dilutive Securities"), the conversion rate formula in Section
12.1 of this Supplement shall be adjusted to increase the number of shares of Common Stock into which the Mineola Notes are convertible so that, after such adjustment, the Investors will have, in the aggregate, on conversion of the Mineola Notes, the same percentage ownership interest in the Company as they would have had the Dilutive Securities not been issued.

SECTION 13 GUARANTEE AND SECURITY.

            13.1 Benefits of Guarantee and Security. The payment of the principal of and interest on the Mineola Notes, and any other amount payable in connection therewith shall be deemed "Obligations" for all purposes of the Agreement and the Related Documents and shall be absolutely, unconditionally and irrevocably guaranteed by the Operating Partnership and shall be entitled to the rights and benefits of all Collateral now or hereinafter provided as security for the Notes now or hereinafter issued pursuant to the Agreement.

SECTION 14 MISCELLANEOUS.

      14.1 Counterparts. Except as herein provided, this Supplement shall be governed by the terms, conditions, covenants and agreements of the Agreement. This Supplement may be executed in any number of counterparts, each of which shall be the same supplementary instrument but all of which taken together shall constitute one Agreement.

      14.2 Governing Law. This Supplement shall be governed by and construed in accordance with the laws of the State of New York.

      14.3 Consent to Jurisdiction. Each of the Credit Parties and Investors irrevocably submits to the exclusive jurisdiction of (i) the Supreme Court of the State of New York located in New York County, City of New York and (ii) the United States District Court for the Southern District of New York, for the purposes of any suit, action or other proceeding relating to this Supplement, the Mineola Notes and the other Related Documents or any of the transactions contemplated hereby or thereby. Each of the Credit Parties and Investors agrees to commence any action, suit or proceeding relating hereto either in the United States District Court for the Southern District of New York or, if such suit, action or proceeding may not be brought in such court for jurisdictional reasons, in the Supreme Court of the State of New York located in New York County, City of New York. Each of the Credit Parties further agrees that service of process, summons, notice or document by hand delivery or U.S. registered certified mail return receipt requested in care of Battle Fowler LLP, Park Avenue Tower, 75 East 55th Street, New York, New York 10022. Attention: Bradley
A. Kaufman, Esq., shall be effective service of process for any action, suit or proceeding brought against such Credit Party in any such court. Each of the Credit Parties and Investors irrevocably and unconditionally waives any objection to the laying of venue of any action, suit or proceeding relating to this Supplement, the Mineola Notes and the other Related Documents and any of the transactions contemplated hereby or thereby in (i) the Supreme Court of the State of New York located in New York County, City of New York or (ii) the United States District Court for the Southern District of New York and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.

      14.4 Expenses; Documentary Taxes. The Credit Parties agree to pay (a) all reasonable out-of-pocket expenses of the Investors, including the reasonable fees and disbursements of counsel for the Investors incurred through the date hereof, and such other fees and disbursements incurred in connection with execution and delivery of this Supplement, (b) all reasonable out-of-pocket expenses of the Investors, in connection with all additional and subsequent documentation contemplated hereby, any waiver or consent hereunder or thereunder or any amendment hereof or thereof and (c) if a default occurs, all reasonable out-of-pocket expenses incurred by the Investors, including reasonable fees and disbursements of counsel, in connection with such default and collection and other enforcement proceedings resulting therefrom, including, without limitation, costs and expenses incurred in a bankruptcy case. The Credit Parties shall indemnify the Investors against any transfer taxes, documentary taxes, assessments or charges made by any Governmental Authority by reason of the execution and delivery of this Supplement or the Mineola Notes. The obligations of the Credit Parties under this Section 14.4 shall survive transfer by any Investor of the Mineola Notes.

      14.5 Terms of the Agreement. Except as otherwise expressly modified hereby, all the terms and conditions of the Agreement shall remain in full force and effect and from and after the date hereof all references in the Agreement to "this Agreement" or "the Agreement" shall mean the Agreement as supplemented hereby.

      14.6 Related Documents. The Mineola Pledge Agreement dated as the date hereof, among Mineola UPREIT, LLC, Tower QRS No.1 Corp., Tower QRS No.2 Corp. and Morgan Stanley Asset Management Inc., as collateral Agent for the Investors, shall be deemed to be a "Related Document" for all purposes of the Agreement and Related Documents.

      14.7   Definitions.

            (a) As used in this Supplement, the following terms shall have the meaning specified below:

      "Mineola Note" is defined in Section 1.1.

      "Mineola Note Closing" is defined in Section 3.1.

      "Mineola Note Closing Date" is defined in Section 3.1

      "Mineola Financing Documents" means the Consolidated, Amended and Restated Fee and Leasehold Indenture of Mortgage, Security Agreement, Financing Statement, Fixture Filing and Assignment of Leases, Rents and Security Deposits in the amount of $11,000,000 given by Tower Mineola Limited Partnership, as mortgagor, in favor of Midland Loan Services, L.P., secured by certain property located at 120 Mineola Boulevard, Mineola, New York and any other documents and instruments incident to such transaction.

        [The remainder of this page has been intentionally left blank]

            IN WITNESS WHEREOF, this Supplement has been executed on the first day and year first above written.


                                 ISSUER:

                                 TOWER REALTY TRUST, INC.

                                 By: /s/ Lawrence H. Feldman
                                     -------------------------------------------
                                 Name: Lawrence H. Feldman
                                 Title: Chairman, Chief Executive Officer and
                                 President
                                 Address:    120 West 45th Street
                                             24th Floor
                                             New York, New York 10036

                                 GUARANTOR:

                                 TOWER REALTY OPERATING PARTNERSHIP, L.P.
                                 By: Tower Realty Trust, Inc., its general
                                     partner

                                 By: /s/ Lawrence H. Feldman
                                     -------------------------------------------
                                 Name: Lawrence H. Feldman
                                 Title: Chairman, Chief Executive Officer and President
                                 Address:    120 West 45th Street
                                             24th Floor
                                             New York, New York 10036

Mineola Note
Closing
Commitment                       Investors:

$1,642,145                       MS REAL ESTATE SPECIAL SITUATIONS INC.,
                                 on behalf of itself and as agent for certain undisclosed principals


                                 By: /s/ Ted R. Bigman
                                 Name: Ted R. Bigman
                                 Title: Principal
                                 Address:    c/o Morgan Stanley Asset
                                             Management, Inc.
                                             1221 Avenue of the Americas
                                             New York, New York 10020

                                 Payment Instructions:________________________

                                                                       EXHIBIT A

      The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, or the securities laws of any state, and neither the securities nor any interest therein may be sold, transferred, pledged or otherwise disposed of in the absence of such registration or an exemption therefrom.


                              FORM OF MINEOLA NOTE

                            TOWER REALTY TRUST, INC.

                                  Mineola Note
No.[__]                                                             May  , 1997
$[__________]

            FOR VALUE RECEIVED, the undersigned, Tower Realty Trust, Inc. (herein called the "Company"), a corporation organized and existing under the laws of the State of Maryland, hereby promises to pay to [__________], or registered assigns (the "Holder"), the principal sum of [__________] DOLLARS on the Maturity Date (as defined in the Agreement referred to below). The Company also promises to pay interest (computed on the basis of a 365 day year and the actual number of days elapsed) (a) from the date hereof until the earlier of (i) the Maturity Date, (ii) the date this Mineola Note and all amounts payable in connection herewith have been paid to the Holder and (iii) the occurrence of a Termination Event (as defined in the Agreement) on the unpaid balance hereof at the rate of 15% per annum, payable quarterly, on the last day of March, June, September and December, commencing June 30, 1997, and on the Maturity Date (each such date an "Interest Payment Date") and (b) from the earlier of (i) the Maturity Date or (ii) the occurrence of a Termination Event until the date this Mineola Note and all amounts payable in connection herewith have been paid to the Holder, at the rate of 20% per annum payable on demand.

            Payments of principal of, premium, if any, and interest on this Mineola Note are to be made in lawful money of the United States of America. Payments shall be made to the Holder at such place and by such means as provided in the Agreement.

            This Mineola Note is one of a series of senior secured convertible notes issued pursuant to Purchase Agreement, dated as of March 31, 1997 (as from time to time amended and supplemented, the "Agreement"), among the Company, as issuer, the Operating Partnership, as guarantor, and the respective Investors named therein and is entitled to the benefits thereof. Capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Agreement. As provided in the Agreement, this Mineola Note (i) is subject to redemption prior to maturity and (ii) is automatically convertible into shares of the Company's Common Stock on an initial public offering as is described more fully in the Agreement. Payment of the principal, of, premium, if any, and interest on this Mineola Note is guaranteed by the Operating Partnership as provided in the Agreement.

            This Mineola Note is a registered Mineola Note and, as provided in the Agreement, upon surrender of this Mineola Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Mineola Note (for a like principal amount) or Mineola Notes (in authorized denominations) will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Mineola Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

            If this Mineola Note is collected by or through an attorney at law or otherwise, then the Company shall be obligated to pay, in addition to the principal balance hereof and any premium and accrued interest hereon, reasonable attorney's fees and all out-of-pocket costs of the Holder in connection with the collection or enforcement of this Mineola Note.

            The Company hereby waives presentment, demand, protest or notice of any kind in connection with this Mineola Note.

            This Mineola Note shall be governed by the laws of the State of New York.

                                           TOWER REALTY TRUST, INC.



                                           By: ______________________________
                                               Name:
                                               Title:

                            TOWER REALTY TRUST, INC.

================================================================================

                      PURCHASE AGREEMENT SUPPLEMENT NO. 3

                            Dated as of May 29, 1997

================================================================================

                                    $411,016

                        Senior Secured Convertible Notes

PURCHASE AGREEMENT SUPPLEMENT NO. 3 (this "Supplement") dated as of May 29, 1997, to Purchase Agreement dated as of March 31, 1997 (as supplemented by Purchase Agreement Supplement dated May 15, 1997 and Purchase Agreement Supplement No. 2 dated the date hereof ("Supplement No. 2") and as the same may be further supplemented, amended, restated , modified or extended from time to time, the "Agreement"), among TOWER REALTY TRUST, INC., a Maryland corporation with its principal place of business located at 120 West 45th Street, New York, New York 10036 (the "Company"), as issuer, TOWER REALTY OPERATING PARTNERSHIP, L.P., a Delaware limited partnership with its principal place of business located at 120 West 45th Street, New York, New York 10036 (the "Operating Partnership"), as guarantor (the Operating Partnership and the Company are sometimes hereinafter collectively referred to as the "Credit Parties"), and each of the investors signatory hereto (collectively, the "Investors"). The capitalized terms used herein and not otherwise defined shall have the meaning set forth in the Agreement.

            WHEREAS, the Company, the Operating Partnership and the Investors have entered into the Agreement; and

            WHEREAS, the Credit Parties and the Investors desire to supplement and modify the Agreement as contemplated herein.

            NOW, THEREFORE, in consideration of the mutual promises and agreements contained herein, the parties hereto agree as follows:

SECTION 1 SUPPLEMENT.

        1.1 Subsequent Special Note Closing. Notwithstanding anything to the contrary set forth in Section 4.3 of the Agreement, a Subsequent Note Closing (the "Special Note Closing") shall take place on May 29, 1997 (the "Special Note Closing Date") at the offices of Battle Fowler, LLP, Park Avenue Tower, 75 East 55th Street, New York, New York 10022 at 10:00 A.M. (or such other time and place as are mutually agreeable to the Company and the Investors) whereby the Company will sell Notes in an aggregate principal amount of $411,016 with the pro rata portion (determined according to each Investor's relative total commitment) of such principal amount to be purchased by each Investor at such Subsequent Special Note Closing. At such Subsequent Special Note Closing, the Company shall deliver to each Investor the Notes being purchased by such Investor, issued in the name of the Investor or its nominee in such authorized denominations as MSAM on behalf of such Investor shall request, against payment to the Company of the purchase price therefor, by wire transfer, check or other method acceptable to the Company. If on such Special Note Closing any of the conditions specified in Section 1.2 of this Supplement shall have not been fulfilled, each Investor shall, at its election, be relieved of all of the obligations under this Agreement to purchase the Notes to be purchased at such Special Note Closing without thereby waiving any other rights it may have by reason of such failure or nonfulfillment. The Special Note Closing shall not be deemed to be the Second Note Closing as contemplated under the Agreement. No waiver of the conditions required to fulfilled in connection with the Second Note Closing is made hereby, and no waiver shall be implied. The parties hereto expressly agree and acknowledge that if the condition specified in Section

7.4(c) of the Agreement is not met prior to June 30, 1997, the Notes shall become due and payable on June 30, 1997, subject to extension as contemplated in the Agreement, in full, including all accrued and unpaid interest thereon.

      1.2 Conditions to Subsequent Note Closing. In addition to the conditions specified in Section 6.1 of the Supplement No. 2, the following conditions must be satisfied for the Subsequent Special Note Closing on or before the Special Closing Date:

            (a) Documents. The Credit parties shall have delivered to each Investor the Notes in an aggregate principal amount of $411,016 in accordance with the terms hereof, registered in such names and in such denominations as such Investor, shall have requested.

            (b) Other Matters. All corporate and other proceedings in connection with the transactions contemplated by this Supplement and in Supplement No. 2 and all other documents and instruments incident to such transactions shall be reasonably satisfactory in substance and form to MSAM and MSAM shall have received all such counterpart originals or certified or other copies of such additional documents, instruments or opinions as it may request.

      1.3 Use of Proceeds. The Company shall use the proceeds received by it from the sale of the Notes issued on the Special Note Closing Date in an aggregate amount of $411,016 solely as set forth in the new Section 10.13 of the Agreement, added to the Agreement by Section 8.2 of Supplement No. 2.

SECTION 2 MISCELLANEOUS.

      2.1 Counterparts. Except as herein provided, this Supplement shall be governed by the terms, conditions, covenants and agreements of the Agreement. This Supplement may be executed in any number of counterparts, each of which shall be the same supplementary instrument but all of which taken together shall constitute one Agreement.

      2.2 Governing Law. This Supplement shall be governed by and construed in accordance with the laws of the State of New York.

      2.3 Expenses; Documentary Taxes. The Credit Parties agree to pay (a) all reasonable out-of-pocket expenses of the Investors, including the reasonable fees and disbursements of counsel for the Investors incurred in connection with execution and delivery of this Supplement, (b) all reasonable out-of-pocket expenses of the Investors, in connection with all additional and subsequent documentation contemplated hereby, any waiver or consent hereunder or thereunder or any amendment hereof or thereof and (c) if a default occurs, all reasonable out-of-pocket expenses incurred by the Investors, including reasonable fees and disbursements of counsel, in connection with such default and collection and other enforcement proceedings resulting therefrom, including, without limitation, costs and expenses incurred in a bankruptcy case. The Credit Parties shall indemnify the Investors against any transfer taxes, documentary taxes, assessments or charges made by any Governmental Authority by reason of the execution and delivery of this Supplement or the Notes. The obligations of the Credit Parties under this Section 2.3 shall survive transfer by any Investor of the Notes.

      2.4 Terms of the Agreement. Except as otherwise expressly modified hereby, all the terms and conditions of the Agreement shall remain in full force and effect and from and after the date hereof all references in the Agreement to "this Agreement" or "the Agreement" shall mean the Agreement as supplemented hereby.

         [The remainder of this page has been intentionally left blank]

            IN WITNESS WHEREOF, this Supplement has been executed as of the day and year first above written.

                                 ISSUER:

                                 TOWER REALTY TRUST, INC.


                                 By: /s/ Lawrence H. Feldman
                                     -------------------------------------------
                                 Name:   Lawrence H. Feldman
                                 Title: Chairman, Chief Executive Officer and
                                 President
                                 Address:    120 West 45th Street
                                             24th Floor
                                             New York, New York 10036

                                 GUARANTOR:

                                 TOWER REALTY OPERATING PARTNERSHIP, L.P.
                                 By: Tower Realty Trust, Inc., its general
                                     partner


                                 By: /s/ Lawrence H. Feldman
                                     -------------------------------------------
                                 Name: Lawrence H. Feldman
                                 Title: Chairman, Chief Executive Officer and
                                 President
                                 Address:    120 West 45th Street
                                             24th Floor
                                             New York, New York 10036

Subsequent
Special Note
Closing
Commitment                       Investors:

$411,016                         MS REAL ESTATE SPECIAL SITUATIONS INC.,
                                 on behalf of itself and as agent for certain undisclosed principals


                                 By: /s/ Ted Bigman
                                     -------------------------------------------
                                 Name: Ted Bigman
                                 Title: Principal
                                 Address:    c/o Morgan Stanley Asset
                                             Management, Inc.
                                             1221 Avenue of the Americas
                                             New York, New York 10020

                                 Payment Instructions: _________________________

                            TOWER REALTY TRUST, INC.

================================================================================

                       PURCHASE AGREEMENT SUPPLEMENT No. 4

                            Dated as of July 9, 1997

================================================================================

                                    $265,829

                        Senior Secured Convertible Notes

PURCHASE AGREEMENT SUPPLEMENT NO. 4 (this "Supplement"), dated as of July 9, 1997, to Purchase Agreement dated as of March 31, 1997 (as supplemented by Purchase Agreement Supplement, dated May 15, 1997, Purchase Agreement Supplement No. 2, dated May 30, 1997 ("Supplement No. 2"), Purchase Agreement Supplement No. 3, dated May 30, 1997 ("Supplement No. 3") and as the same may be further supplemented, amended, restated, modified or extended from time to time, the "Agreement"), among TOWER REALTY TRUST, INC., a Maryland corporation with its principal place of business located at 120 West 45th Street, New York, New York 10036 (the "Company"), TOWER REALTY OPERATING PARTNERSHIP, L.P., a Delaware limited partnership with its principal place of business located at 120 West 45th Street, New York, New York 10036 (the "Operating Partnership"; the Operating Partnership and the Company are sometimes hereinafter collectively referred to as the "Credit Parties"), and each of the investors signatory hereto (collectively, the "Investors"). The capitalized terms used herein and not otherwise defined shall have the meaning set forth in the Agreement.

                              W I T N E S S E T H:

            WHEREAS, the Credit Parties and the Investors desire to supplement and modify the Agreement as contemplated herein; and

            WHEREAS, MSAM has assigned its rights and obligations as Collateral Agent under the Purchase Agreement and the Related Documents to MS Real Estate Special Situations Inc. ("MSRESS");

            NOW, THEREFORE, in consideration of the mutual promises and agreements contained herein, the parties hereto agree as follows:

SECTION 1 SUPPLEMENT.

      1.1 Special Note Closing. Notwithstanding anything to the contrary set forth in Section 4.3 of the Agreement, a Subsequent Note Closing (the "Special Note Closing") shall take place on July 9, 1997 (the "Special Note Closing Date") at the offices of Battle Fowler, LLP, Park Avenue Tower, 75 East 55th Street, New York, New York 10022 at 10:00 A.M. (or such other time and place as are mutually agreeable to the Company and the Investors) whereby the Company will sell Notes in an aggregate principal amount of $265,829 with the pro rata portion (determined according to each Investor's relative total commitment) of such principal amount to be purchased by each Investor at such Special Note Closing. At such Special Note Closing, the Company shall deliver to each Investor the Notes being purchased by such Investor, issued in the name of the Investor or its nominee in such authorized denominations as MSRESS on behalf of such Investor shall request, against payment to the Company of the purchase price therefor, by wire transfer, check or other method acceptable to the Company. If on such Special Note Closing any of the conditions specified in Sections 7.1 or 7.3 of the Agreement or Section

1.3 of this Supplement shall have not been fulfilled, each Investor shall, at its election, be relieved of all of the obligations under the Agreement to purchase the Notes to be purchased at such Special Note Closing without thereby waiving any other rights it may have by reason of such failure or nonfulfillment. No waiver of the covenants relating to contributions by the Credit Parties of their respective interests in the Retail Properties to the Operating Partnership, as more fully described under Section 9.15 of the Agreement, is made hereby, and no waiver shall be implied. Each of the Credit Parties shall continue to use its reasonable efforts to cause all direct or indirect interests in the Retail Properties that are held directly or indirectly by the REIT Sponsors which are not subject to restrictions on transfer under the organizational documents pursuant to which such interest were issued to be contributed to the Operating Partnership and pledged as collateral to the Collateral Agent.

      1.2. Payment In-Kind. In lieu of the cash payment of the accrued interest payable to the Investors on the Interest Payment Date of June 30, 1997, the Company shall add such accrued interest to principal as of June 30, 1997, and deliver to the Investors Notes in the amount of such accrued interest, which Notes shall be dated as of, and accrue interest from, June 30, 1997. Such Notes shall be in the same form as the previously issued Notes.

      1.3.Representations and Warranties. The Credit Parties, jointly and severally, represent and warrant to each Investor as follows:

            (a) Representations and Warranties in the Agreement. Each of the representations and warranties set forth in the Agreement and Related Documents is true and correct in all material respects on and as of the date hereof with the same effect as though such representation and warranty had been made on and as of such date.

      1.4 Conditions to Subsequent Note Closing. In addition to the conditions specified in Section 7 of the Agreement, the following conditions must be satisfied for the Special Note Closing:

            (a) Documents. The Credit Parties shall have delivered to each Investor the following agreements, duly executed by each of the parties, which agreements shall be in form and substance reasonably satisfactory to MSRESS:

                  (i) this Supplement;

                  (ii) the Notes being purchased at the Special Note Closing pursuant to terms of this Supplement; and

                  (iii) the Notes to be issued pursuant to Section 1.2 of this Supplement.

            (b) Other Matters. All corporate and other proceedings in connection with the transactions contemplated by this Supplement and all other documents and instruments incident to such transactions shall be reasonably satisfactory in substance and form to MSRESS and MSRESS shall have received all such counterpart originals or certified or other copies of such additional documents, instruments or opinions as it may request.

SECTION 2 MISCELLANEOUS.

      2.1 Counterparts. Except as herein provided, this Supplement shall be governed by the terms, conditions, covenants and agreements of the Agreement. This Supplement may be executed in any number of counterparts, each of which shall be the same supplementary instrument but all of which taken together shall constitute one Agreement.

      2.2 Governing Law. This Supplement shall be governed by and construed in accordance with the laws of the State of New York.

      2.3 Expenses; Documentary Taxes. The Credit Parties agree to pay (a) all reasonable out-of-pocket expenses of the Investors, including the reasonable fees and disbursements of counsel for the Investors incurred in connection with execution and delivery of this Supplement, (b) all reasonable out-of-pocket expenses of the Investors, in connection with all additional and subsequent documentation contemplated hereby, any waiver or consent hereunder or thereunder or any amendment hereof or thereof and (c) if a default occurs, all reasonable out-of-pocket expenses incurred by the Investors, including reasonable fees and disbursements of counsel, in connection with such default and collection and other enforcement proceedings resulting therefrom, including, without limitation, costs and expenses incurred in a bankruptcy case. The Credit Parties shall indemnify the Investors against any transfer taxes, documentary taxes, assessments or charges made by any Governmental Authority by reason of the execution and delivery of this Supplement or the Notes. The obligations of the Credit Parties under this Section 2.3 shall survive transfer by any Investor of the Notes.

      2.4 Terms of the Agreement. Except as otherwise expressly modified hereby, all the terms and conditions of the Agreement shall remain in full force and effect and from and after the date hereof all references in the Agreement to "this Agreement" or "the Agreement" shall mean the Agreement as supplemented hereby.

      2.5 Collateral Agent. All references to MSAM, in its capacity as the Collateral Agent, in the Agreement and the Related Documents shall henceforth be deemed to refer to MSRESS, and its successors and assigns.

         [The remainder of this page has been intentionally left blank]

            IN WITNESS WHEREOF, this Supplement has been executed as of the day and year first above written.

                                 ISSUER:

                                 TOWER REALTY TRUST, INC.


                                 By: /s/ Lawrence H. Feldman
                                     -------------------------------------------
                                 Name:   Lawrence H. Feldman
                                 Title: Chairman, Chief Executive Officer and
                                 President
                                 Address:    120 West 45th Street
                                             24th Floor
                                             New York, New York 10036

                                 GUARANTOR:

                                 TOWER REALTY OPERATING PARTNERSHIP, L.P.
                                 By: Tower Realty Trust, Inc., its general
                                     partner


                                 By: /s/ Lawrence H. Feldman
                                     -------------------------------------------
                                 Name: Lawrence H. Feldman
                                 Title: Chairman, Chief Executive Officer and
                                 President
                                 Address:    120 West 45th Street
                                             24th Floor
                                             New York, New York 10036

Special Note
Closing
Commitment                       Investors:

$265,829                         MS REAL ESTATE SPECIAL SITUATIONS INC.,
                                 on behalf of itself and as agent for certain undisclosed principals


                                 By: /s/ Ted Bigman
                                     -------------------------------------------
                                 Name: Ted Bigman
                                 Title: Principal
                                 Address:    c/o Morgan Stanley Asset
                                             Management, Inc.
                                             1221 Avenue of the Americas
                                             New York, New York 10020

                                 Payment Instructions: _________________________

                            TOWER REALTY TRUST, INC.

================================================================================

                       PURCHASE AGREEMENT SUPPLEMENT NO. 5

                            Dated as of July 31, 1997

================================================================================

PURCHASE AGREEMENT SUPPLEMENT NO. 5 (this "Supplement"), dated as of July 31, 1997, to Purchase Agreement dated as of March 31, 1997 (as supplemented by Purchase Agreement Supplement, dated May 15, 1997, Purchase Agreement Supplement No. 2, dated May 30, 1997 ("Supplement No. 2"), Purchase Agreement Supplement No. 3, dated May 30, 1997 ("Supplement No. 3"), Purchase Agreement Supplement No. 4, dated July 30, 1997 ("Supplement No. 4"), and as the same may be further supplemented, amended, restated, modified or extended from time to time, the "Agreement"), among TOWER REALTY TRUST, INC., a Maryland corporation with its principal place of business located at 120 West 45th Street, New York, New York 10036 (the "Company"), TOWER REALTY OPERATING PARTNERSHIP, L.P., a Delaware limited partnership with its principal place of business located at 120 West 45th Street, New York, New York 10036 (the "Operating Partnership"; the Operating Partnership and the Company are sometimes hereinafter collectively referred to as the "Credit Parties"), and each of the investors signatory hereto (collectively, the "Investors"). The capitalized terms used herein and not otherwise defined shall have the meaning set forth in the Agreement.

                              W I T N E S S E T H:

            WHEREAS,   the  Credit   Parties  and  the  Investors   desire  to
supplement and modify the Agreement as contemplated herein;

            WHEREAS, MSAM has assigned its rights and obligations as Collateral Agent under the Agreement and the Related Documents to MS Real Estate Special Situations Inc. ("MSRESS"); and

            WHEREAS, the Company has advised the Investors that it wishes to amend and supplement the Agreement to, among other things, (i) increase the aggregate principal amount of the Notes from $6,000,000 to $11,000,000, (ii) to modify the Maturity Date and (iii) to modify and supplement certain other provisions, all as hereinafter set forth;

            NOW, THEREFORE, in consideration of the mutual promises and agreements contained herein, the parties hereto agree as follows:

SECTION 1 AMENDMENT.

            The Agreement is hereby amended as follows:

      1.1 Section 1.1. Section 1.1 of the Agreement is hereby deleted in its entirety and the following is hereby substituted in lieu thereof:

            "1.1 Authorization of Notes. The Company has duly authorized the sale and issuance of its senior secured convertible notes of the Company in the aggregate principal amount of $11,000,000, in substantially the form attached hereto as

            Exhibit A (each note delivered pursuant to this Agreement and each note delivered in substitution or exchange for any such note, being hereinafter referred to, as the "Notes"). The Notes shall (i) be dated the date of issuance, (ii) bear interest (computed on the basis of a 365-day year and the actual number of days elapsed) from the date of issuance until the earlier of (A) maturity, (B) the date such Notes are repaid in full or (C) the occurrence of a Termination Event at the rate of 15% per annum payable quarterly, in arrears, on the last day of each March, June, September and December, commencing September 30, 1997, and at maturity (each such date being hereinafter referred to as an "Interest Payment Date"), (iii) bear interest (computed as provided in clause (ii) above) from the earlier of (A) maturity or (B) the occurrence of a Termination Event until the date such Notes are repaid in full at the rate of 20% per annum payable on demand (the "Default Rate") and (iv) mature on the Maturity Date. Until the earlier of maturity or the occurrence of a Termination Event, the Company shall add 100% of the amount of interest payable on any Interest Payment Date to the then outstanding principal amount of the Notes. Any such interest added to principal shall thereafter bear interest as provided above. The Notes issued by the Company and purchased by the Investors shall be subject to the terms and conditions set forth in this Agreement. The Notes shall be guaranteed by the Operating Partnership as provided in Section 15 of the Agreement and shall be entitled to the rights and benefits of all Collateral now or hereinafter provided as security for the Notes now or hereinafter issued pursuant to this Agreement. The Notes shall be convertible into shares of the Company's common stock, par value $.01 per share (the "Common Stock") ,as provided in Section 14 of this Agreement and shall be redeemable as provided in Section 13 of this Agreement."

      1.2 Exhibit A. Exhibit A attached hereto shall replace Exhibit A attached to the Agreement.

      1.3 Section 2.5. Section 2.5 of the Agreement is hereby deleted in its entirety and the following is hereby substituted in lieu thereof:

            "2.5 Additional Payment. No later than July 31, 1997, the Company shall deliver a $300,000 payment to the Investors by issuing to such Investors recourse promissory notes (the "Maturity Date Extension Notes") in a principal amount equal to their respective pro rata share (determined according to the principal amount of the Notes held by such Investor) of such $300,000 payment. If the conditions set forth in Section 7.4(c) are not satisfied prior to August 15, 1997, the Company may request that the maturity of the Notes be extended to December 27, 1997 by (i) delivering a notice to MSRESS, on behalf of the Investors, and (ii) an additional $300,000 payment to the Investors by issuing to such Investors the Maturity Date Extension Notes in a principal amount equal to their respective pro rata share (determined according to the principal amount of the Notes held by such Investor) of such $300,000 payment. The Maturity Date Extension Notes shall be in substantially the form of this Note except that they shall reflect the following terms: (i) such Maturity Date Extension Notes shall bear interest (computed on the same basis as the Notes) at the rate of 15% per annum (20% per annum following the occurrence of a Termination Event) payable on each Interest Payment Date; (ii) such Maturity Date Extension Notes shall mature on the same day as the Notes, (iii) such Maturity Date Extension Notes shall be guaranteed by the Operating Partnership and shall be secured by the Collateral, and (iv) if the Initial Public Offering occurs, the outstanding principal amount of such Maturity Date Extension Notes shall be repayable by issuing to the holders thereof such number of shares of Common Stock determined by dividing
            (A) the aggregate principal amount of such Maturity Date Extension Notes plus all accrued but unpaid interest thereon to the date of repayment (to the extent such interest has not been added to principal) by (B) the Mid-Point Purchase Price."

      1.4 Section 9.21. Section 9.21 of the Agreement is hereby amended by deleting the reference to "1.5" in seventh line therein and replacing it with "1.25".

      1.5 Section 17.15. The definition of "Maturity Date" is hereby deleted in its entirety and the following is hereby substituted in lieu thereof:

            ""Maturity Date" means August 15, 1997, unless the conditions set forth in Section 7.4(c) are satisfied on or prior to August 15, 1997, in which case the "Maturity Date" shall be March 31, 1998; provided that, if the conditions set forth in Section 7.4(c) are not satisfied on or prior to August 15, 1997, the Maturity Date shall automatically be extended to December 27, 1997 if the conditions set forth in Section 2.5 of the Agreement are satisfied."

SECTION 2 SUPPLEMENT.

            The Agreement is hereby supplemented as follows:

      2.1 Representations of the Company. The Credit Parties, jointly and severally, represent and warrant as follows:

            (a) Representations and Warranties in the Agreement. Each of the representations and warranties set forth in the Agreement and Related Documents is true and correct in all material respects on and as of the date hereof with the same effect and force as though such representation and warranty has been made on and as of such date.

            (b) Representations relating to Ownership Structure. Attached as Exhibit S is a true, correct and complete copy of the ownership structure chart (the "Ownership Structure Chart") setting forth details relating to the ownership structure of each entity, including, without limitation, types and percentages of the interests held in such an entity, in which any of the Credit Parties or Shareholder holds, directly or indirectly, any equity interest.

            (c) Bank Accounts. Schedule 1 to this Supplement sets forth (a) the name and account numbers and account balances of all deposit and other accounts of any kind or nature with any bank, trust company, securities or other broker, financial institution or other Person (collectively, the "Banks") in which any Credit Party or their respective Subsidiaries has any interest (collectively, the "Accounts"); (b) the name of each person authorized by resolution, proxy, power of attorney or otherwise to have access thereto, draw thereon or give instructions or take any other action with respect thereto; and (c) the purpose of each such Account:

            (d) Financial Statements. Attached as Exhibit T hereto is a true, correct and complete copy of (i) the consolidated and consolidating balance sheet of the Operating Partnership and its Subsidiaries, as of June 30, 1997, and the related consolidated and consolidating statements of operation, partners' equity interest and cash flows of the Operating Partnership and its Subsidiaries for the period from April 1, 1997 to June 30, 1997 (the "Balance Sheet"), and (ii) a consolidated and consolidating schedule of all commitments and contingent liabilities of the Operating Partnership and each of its Subsidiaries, all in reasonable detail (the "Contingent Liability Schedule", together with the Balance Sheet, the "Operating Partnership's Financial Statements") , and certified on behalf of the Operating Partnership and its Subsidiaries by the Company's Chief Financial Officer to fairly represent the financial position and results of operations of the Operating Partnership and its Subsidiaries as of June 30, 1997 and for the period then ended and to have been prepared in accordance with GAAP applied on a consistent basis, subject to normal year-end audit adjustments and the absence of full footnote disclosures.

            The Company's Chief Financial Officer shall certify on behalf of the Company that there is no material discrepancy between the Operating Partnership's Financial Statements delivered pursuant to this Section 2.1(d) of this Supplement and the consolidated and consolidating financial statements of the Company and its Subsidiaries that would have been prepared and delivered by the Company according to this Section 2.1(d) of this Supplement for the same period. If the Company is unable to deliver such certification on behalf of the Company and its Subsidiaries, then the Company shall deliver to MSRESS a true, correct and complete copy of (i) the consolidated and consolidating balance sheet of the Company and its Subsidiaries, including, without limitation, the Operating Partnership, as of June 30, 1997, and the related consolidated and consolidating statements of operation, shareholders' equity and cash flows of the Company and its Subsidiaries for the period from April 1, 1997 to June 30, 1997, and (ii) a consolidated and consolidating schedule of all commitments and contingent liabilities of the Company and each of its Subsidiaries, all in reasonable detail, and certified on behalf of the Company and its Subsidiaries by the Company's Chief Financial Officer to fairly represent the financial position and results of operations of the Company and its Subsidiaries as of June 30, 1997 and for the period then ended and to have been prepared in accordance with GAAP applied on a consistent basis, subject to normal year-end audit adjustments and the absence of full footnote disclosures;

            (e) Cash Reconciliation. Attached as Exhibit U hereto is a true, correct and complete copy of a statement setting forth details of all cash receipts received by the Company and its Subsidiaries, including, without limitation, the Operating Partnership and all cash expenditures made by the Company and its Subsidiaries, in each case, for the period beginning from June 30, 1997 through the date hereof, together with a reconciliation of such receipts and expenditures to the financial statements dated as of June 30, 1997; and

            (f) Budget. Attached as Exhibit V hereto is a true, correct and complete copy of the Budget dated the date hereof covering the period from the date hereof through September 30, 1997. Such Budget sets forth all cash receipts and the sources thereof, expected to be received by the Company and its Subsidiaries during such period and all cash expenditures and the uses thereof expected to be made by the Company and its Subsidiaries during such period. In addition, such Budget details all expenditures or series of expenditures, cash or otherwise, and the uses thereof expected to be incurred by the Company or any Subsidiary during such period in excess of $500. The Budget shall include a true, correct and complete copy of the time and responsibility schedule setting forth details of each action that the Company proposes to take in order to complete the Initial Public Offering, the parties responsible for each such action and the proposed time schedule of each such action.

      2.2 Covenants. The Credit Parties, jointly and severally, covenant to the Investors as follows:

            (a) Weekly Cash Reconciliations. No later than 10:00 a.m., New York time, on Monday of every week (or the next business day if Monday is not a business day), the Company shall deliver to MSRESS at its offices a statement showing for the prior week all cash receipts and expenditures (including copies of checks or other information or reports that MSRESS may reasonably request) of the Company and its Subsidiaries, including, without limitation, the Operating Partnership, for such week and reconciling such receipts and expenditures to the Budget attached as Exhibit V hereto, together with a detailed explanation of any variances. Such statement shall be substantially in form of Exhibit U, with appropriate insertion or in such other form as MSRESS may reasonably request in order to ascertain regularly, the cash position of the Company and its Subsidiaries, and certified on behalf of the

Company and its consolidated Subsidiaries by the Company's Chief Financial Officer to be true, correct and complete.

            (b) Financial Statements. No later than 10:00 a.m., New York time, on the twenty-fifth day of every month (or the next business day if such day is not a business day), the Operating Partnership shall deliver to MSRESS at its offices copies of the consolidated and consolidating balance sheets and related consolidated and consolidating statements of operations, partners' equity interest and cash flows of the Operating Partnership and its Subsidiaries, as of the close of business on the last business day of the immediately preceding month. Such balance sheets and related consolidated and consolidating statements of operations, partners' equity interest and cash flows (the "Financial Statements") shall be certified on behalf of the Operating Partnership and its Subsidiaries by the Company's Chief Financial Officer to be true, correct and complete, to fairly represent the financial position and the results of operations of the Operating Partnership and its Subsidiaries as of such date and to have been prepared in accordance with GAAP applied on a consistent basis subject to normal year-end adjustments and the absence of full footnote disclosure.

            The Company's Chief Financial Officer shall certify on behalf of the Company that there is no material discrepancy between the Financial Statements of the Operating Partnership and its Subsidiaries delivered pursuant to this
Section 2.2(b) of this Supplement and the consolidated and consolidating financial statements of the Company and its Subsidiaries that would have been prepared and delivered by the Company according to this Section 2.2(b) of this Supplement for the same period. If the Company is unable to deliver such certification on behalf of the Company and its Subsidiaries, then no later than 10:00 a.m., New York time, on the twenty-fifth day of every month (or the next business day if such day is not a business day), the Company shall deliver to MSRESS at its offices copies of the consolidated and consolidating balance sheets and related consolidated and consolidating statements of operations, shareholders' equity and cash flows of the Company and its Subsidiaries, including, without limitation, the Operating Partnership, as of the close of business on the last business day of the immediately preceding month prepared and delivered by the Company in accordance with terms of this Section 2.2(b) of this Supplement.

            (c) Modifications to Budget. The Credit Parties shall not make any modification to the Budget attached as Exhibit V hereto, without the prior written consent of MSRESS, nor shall the Credit Parties make, or permit any of their Subsidiaries to make, any expenditure or series of expenditures, cash or otherwise, in excess of 5% of any individual item included in the Budget or any variation in excess of $10,000.

            (d) Modifications to Ownership Structure. The Credit Parties shall not make any modification in the ownership structure attached as Exhibit S hereto, without the prior approval of MSRESS.

            (e) Bank Accounts. No Credit Party and none of its Subsidiaries shall maintain or open any other Account other than those listed on Schedule 1 attached hereto, without the prior written consent of MSRESS.

            (f) Letter Agreement. The Credit Parties or their respective Subsidiaries, as the case may be, shall execute a side letter with the relevant Bank relating to the Accounts listed in Schedule 1 to this Supplement Agreement (each, a "Letter Agreement"), the form of which is attached hereto as Exhibit X or such other form as may be acceptable to the counsel to the Investors, and deliver the same to MSRESS within 10 days from the date hereof. If any of the Credit Parties or a Subsidiary fails to execute and deliver the Letter Agreements (i) within 10 days from the date hereof, then on the 10th day from the date hereof the Company shall deliver a payment of $100,000 to the Investors by issuing to such Investors Notes in a principal amount equal to their respective pro rata shares (determined according to the principal amount of the Notes held by such Investor) of such $100,000 payment; (ii) within 30 days from the date hereof, then on the 30th day from the date hereof the Company shall deliver a payment of $400,000 to the Investors by issuing to such Investors Notes in a principal amount equal to their respective pro rata shares (determined according to the principal amount of the Notes held by such Investor) of such $400,000 payment; and (iii) after 30 days from the date hereof, then beginning on the 31st day from the date hereof, the Company shall deliver a payment of $10,000 per day on each such day that the Letter Agreements are not executed and delivered to MSRESS by issuing to such Investors Notes in a principal amount equal to their respective pro rata shares (determined according to the principal amount of the Notes held by such Investor) of such payment.

            (g) Additional Covenant. Not by way of limitation of any other provisions hereof, each of the Credit Parties shall use best efforts to cause all direct or indirect interests in the Retail Properties that are held directly or indirectly by the REIT Sponsors which are not subject to restrictions on transfer under the organizational documents pursuant to which such interests were issued to be contributed to the Operating Partnership and pledged as collateral to the Collateral Agent no later than August 15, 1997.

            (h) Covenant Relating to Contribution Agreements. The Credit Parties shall not enter into, and shall prohibit each Controlled Subsidiary from entering into, any transaction or series of transactions, directly or indirectly, designed to or having the effect of frustrating the purpose of the Contribution Agreements listed on Schedule 2 to this Supplement.

      2.3 Contribution Agreements. No Credit Party shall, or permit any Controlled Subsidiary to, amend, rescind, cancel or modify any Contribution Agreement, without the prior approval of MSRESS.

      2.4 Exhibit K. Exhibit K to the Agreement is hereby deleted in its entirety and the Exhibit K annexed hereto is hereby substituted in lieu thereof.

      2.5 Termination Event. There is hereby added to section 12 of the Agreement a new subsection (p) as follows:

                  "(p) the failure of the New Management Company, the Old
            Management Company, Feldman or the Feldman Assignors (each as defined in the Assignment and Option Agreement referred to below) to comply with their obligations set forth in the Amended and Restated Assignment and Option

            Agreement dated July 31, 1997 (the "Assignment and Option Agreement"), a copy of which is attached as Exhibit Y hereto, or any breach by the New Management Company, the Old Management Company, Feldman or the Feldman Assignors of a representation or warranty set forth in the Assignment and Option Agreement, provided, however, that if such failure or breach is unintentional and is capable of being cured, then such failure or breach shall not constitute a Termination Event unless such failure or breach remains uncured for a period of 15 days from the date of occurrence of such failure or breach."

      2.6 Subsidiaries. For purposes of this Supplement, including for purposes of any financial statement, cash reconciliation statement or the Budget that is required to be delivered pursuant to the terms of this Supplement, "Subsidiary" or Subsidiaries" shall include, without limitation, each entity in which any of the Credit Parties or the Shareholder, directly or indirectly, holds any equity interest, as set forth in the certified copy of the Ownership Structure Chart attached as Exhibit S to this Supplement.

SECTION 3 MISCELLANEOUS.

      3.1 Counterparts. This Supplement may be executed in any number of counterparts, each of which shall be the same supplementary instrument but all of which taken together shall constitute one agreement.

      3.2 Governing Law. This Supplement shall be governed by and construed in accordance with the laws of the State of New York.

      3.3 Expenses: Documentary Taxes. The Credit Parties agree to pay (a) all reasonable out-of-pocket expenses of the Investors, including the reasonable fees and disbursements of counsel for the Investors incurred in connection with execution and delivery of this Supplement, and (b) all reasonable out-of-pocket expenses of the Investors, in connection with all additional and subsequent documentation contemplated hereby, any waiver or consent hereunder or thereunder or any amendment hereof or thereof. The Credit Parties shall indemnify the Investors against any transfer taxes, documentary taxes, assessments or charges made by any Governmental Authority by reason of the execution and delivery of this Supplement.

      3.4 Terms of the Agreement. Except as otherwise expressly modified hereby, all the terms and conditions of the Agreement shall remain in full force and effect and from and after the date hereof all references in the Agreement to "this Agreement" or "the Agreement" shall mean the Agreement as supplemented by this Supplement.

      3.5 Indemnification. In addition to the Indemnification of the Credit Parties under Section 17.1 of the Agreement, Lawrence H. Feldman ("Larry Feldman"), agrees to indemnify, in his individual capacity, each Investor, and their respective shareholders, partners, directors, officers, employees, Affiliates and agents (collectively, "Indemnified Persons") against, and agrees to hold each such Indemnified Person harmless, jointly and severally with each of the Credit Parties, to the same extent that the Credit Parties have agreed to indemnify and hold harmless such Indemnified Persons pursuant to the Agreement. The foregoing shall remain operative and in full force and effect regardless of the expiration of the term of the Agreement, the consummation of the transactions contemplated by the Agreement, the repayment of any of the Notes, the invalidity or unenforceability of any term or provision of the Agreement or the Notes or any investigation made by or on behalf of any Indemnified Person or Larry Feldman and the content or accuracy of any representation or warranty made under the Agreement. All amounts due under this Section 2.5 of this Supplement shall be payable as incurred upon written demand therefor. This Section 3.5 of this Supplement is not intended to make Larry Feldman a guarantor of the payment of principal and interest on the Notes issued pursuant to the Agreement.

      3.6 Collateral Agent. All references to MSAM, in its capacity as the Collateral Agent, in the Agreement and the Related Documents shall henceforth be deemed to refer to MSRESS, and its successors and assigns.

            IN WITNESS WHEREOF, this Supplement has been executed as of the day and year first above written.


                                 TOWER REALTY TRUST, INC.


                                 By: /s/ Lawrence H. Feldman
                                     -------------------------------------------
                                 Name:   Lawrence H. Feldman
                                 Title: Chairman, Chief Executive Officer and
                                 President
                                 Address:    120 West 45th Street
                                             24th Floor
                                             New York, New York 10036

                                 TOWER REALTY OPERATING PARTNERSHIP, L.P.
                                 By: Tower Realty Trust, Inc., its general
                                     partner


                                 By: /s/ Lawrence H. Feldman
                                     -------------------------------------------
                                 Name: Lawrence H. Feldman
                                 Title: Chairman, Chief Executive Officer and
                                 President
                                 Address:    120 West 45th Street
                                             24th Floor
                                             New York, New York 10036

                                 MS REAL ESTATE SPECIAL SITUATIONS INC., on behalf of itself and as agent for certain undisclosed principals


                                 By: /s/ Ted Bigman
                                     -------------------------------------------
                                 Name: Ted Bigman
                                 Title: Principal
                                 Address:    c/o Morgan Stanley Asset
                                             Management, Inc.
                                             1221 Avenue of the Americas
                                             New York, New York 10020

FOR PURPOSES OF SECTION 3.5 OF THIS SUPPLEMENT


By: /s/ Lawrence H. Feldman
    -----------------------------------------------
    Lawrence H. Feldman, in his individual capacity

                                   Schedule 1

                                    Accounts

Set forth below are all the account numbers of all deposit and other accounts of each of the Company and the Operating Partnership and Subsidiaries held with the Banks listed below:

(a) Accounts of Tower Realty Trust, Inc.

================================================================================
      Bank         Account          Type of       Name of the       Account
                   Number         Account and       Person       Balance as of
                                    Purpose       Authorized to  July 18, 1997
                                                  Operate the
                                                    Account
--------------------------------------------------------------------------------

================================================================================

(b) Accounts of Tower Realty Operating Partnership, L.P.

================================================================================
      Bank         Account          Type of       Name of the       Account
                   Number         Account and       Person       Balance as of
                                    Purpose       Authorized to  July 18, 1997
                                                  Operate the
                                                    Account
--------------------------------------------------------------------------------

================================================================================

(c) Accounts of [name of Subsidiary].

================================================================================
      Bank         Account          Type of       Name of the       Account
                   Number         Account and       Person       Balance as of
                                    Purpose       Authorized to  July 18, 1997
                                                  Operate the
                                                    Account
--------------------------------------------------------------------------------

================================================================================

                                   Schedule 2

                             Contribution Agreements

                                                                       EXHIBIT A

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS IT HAS BEEN REGISTERED UNDER THE ACT AND SUCH LAWS OR (1) REGISTRATION UNDER APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED AND
(2) AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY IS FURNISHED TO THE EFFECT THAT REGISTRATION UNDER THE ACT IS NOT REQUIRED.

                            TOWER REALTY TRUST, INC.

                                      NOTE
No.                                                                       [date]
$

            FOR VALUE RECEIVED, the undersigned, Tower Realty Trust, Inc. (herein called the "Company"), a corporation organized and existing under the laws of the State of Maryland, hereby promises to pay to MS Real Estate Special Situations Inc., or registered assigns (the "Holder"), the principal sum of _____________ DOLLARS on the Maturity Date (as defined in the Agreement referred to below). The Company also promises to pay interest (computed on the basis of a 365 day year and the actual number of days elapsed) (a) from the date hereof until the earlier of (i) the Maturity Date, (ii) the date this Note and all amounts payable in connection herewith have been paid to the Holder and (iii) the occurrence of a Termination Event (as defined in the Agreement) on the unpaid balance hereof at the rate of 15% per annum, payable quarterly, on the last day of March, June, September and December, commencing September 30, 1997, and on the Maturity Date (each such date an "Interest Payment Date") and (b) from the earlier of (i) the Maturity Date or (ii) the occurrence of a Termination Event until the date this Note and all amounts payable in connection herewith have been paid to the Holder, at the rate of 20% per annum payable on demand. Until the earlier of maturity or the occurrence of a Termination Event, the Company shall add 100% of the amount of interest payable on any Interest Payment Date to the then outstanding principal amount of the Notes. Any such interest added to principal shall thereafter bear interest as provided above.

            Payments of principal of, premium, if any, and interest on this Note are to be made in lawful money of the United States of America. Payments shall be made to the Holder at such place and by such means as provided in the Agreement.

            This Note is one of a series of senior secured convertible notes issued pursuant to certain Purchase Agreement, dated as of March 31, 1997 (as from time to time amended, supplemented or otherwise modified, the "Agreement"), among the Company, as issuer, the Operating Partnership, as guarantor, and the respective Investors named therein and is entitled to the benefits thereof. Capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Agreement. As provided in the Agreement, this Note
(i) is subject to redemption prior to maturity and (ii) is automatically convertible into shares of the Company's Common Stock on an initial public offering as is described more fully in the Agreement. Payment of the principal, of, premium, if any, and interest on this Note is guaranteed by the Operating Partnership as provided in the Agreement.

            This Note is a registered Note and, as provided in the Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note (for a like principal amount) or Notes (in authorized denominations) will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

            If this Note is collected by or through an attorney at law or otherwise, then the Company shall be obligated to pay, in addition to the principal balance hereof and any premium and accrued interest hereon, reasonable attorney's fees and all out-of-pocket costs of the Holder in connection with the collection or enforcement of this Note.

            The Company hereby waives presentment, demand, protest or notice of any kind in connection with this Note.

            This Note shall be governed by the laws of the State of New York.


                                           TOWER REALTY TRUST, INC.


                                           By:
                                               -------------------------
                                                 Name: Lawrence H. Feldman
                                                 Title:     President

                                    Exhibit K

                          CONVERSION RATE OF THE NOTES

The Notes are convertible into the number of shares of Common Stock equal to the amounts determined in accordance with items 1, 2 and 3 below.

1.    The number of shares of Common Stock equal to the following:

             IA           x    ACP  x            1
         ---------                            --------
          IA + EV                                MP

                          [HANDWRITTEN NOTES OMITTED]

            where:

                  IA = the aggregate principal amount (including any interest added to principal) of all outstanding Notes (other than the original principal of any note issued pursuant to Section 2.5 or 9.21 or accrued but unpaid interest allocated therewith) plus all accrued and unpaid interest thereon to the Stock Closing Date which has not been added to principal.

                  ACP = The difference between (1) the value of the aggregate number of shares of Common Stock and units of limited partnership interest ("OP Units") issued or to be issued by the Company and the Operating Partnership as of the Stock Closing Date and (2) value of the sum of (i) the aggregate number of shares of Common Stock issued or to be issued by the Company as of the Stock Closing Date in the Initial Public Offering and (ii) the aggregate number of OP Units issued or to be issued by the Operating Partnership to continuing investors (other than REIT Sponsors) and Cliff Stein in return for the contribution of his equity interest in Properties Atlantic, a ______ corporation, as of the Stock Closing Date; provided that for this purpose each share of Common Stock and OP Unit shall be valued at MP.

                  EV = The value of Total Owned Properties as set forth on Schedule K-1 attached hereto, as the same may be reduced as provided in Schedule K-1.

                  MP =        Mid-Point Purchase Price.

Notwithstanding the foregoing, the number of shares calculated in item 1 shall not be less than such number of shares of Common Stock equal to the following:

                              ((1.15 x OPA) - INT)* + (1.15 x INT)
                              ------------------------------------
                                       MP
                        * If this calculation results in an amount less than zero, then such calculation shall be equal to zero

                    OPA = the original principal amount (excluding any interest paid in-kind or added to principal) of the Notes (other than principal amount of any Note issued pursuant to Section 2.5 or 9.21) issued and outstanding immediately prior to the Initial Public Offering, but not less than the original principal amount

                    INT = all interest paid (including interest paid in-kind or added to principal) and all accrued but unpaid interest, in each case with respect to the Notes (other than paid interest or accrued but unpaid interest on any Note issued pursuant to section 2.5 or 9.21) as of the date of the Initial Public Offering

2. Such number of shares of Common Stock obtained by dividing (A) the product of (I) the Aggregate Share Amount times (II) the per share amount of the pro forma underwriting discounts or commissions (as set forth in the Preliminary Prospectus) that would have been paid by the Company to the underwriters in connection with the Initial Public Offering assuming such shares were priced at the Mid-Point Purchase Price (the "Per Share MP Underwriting Discount") by (B) the difference between (1) the Mid-Point Purchase Price minus (2) the Per Share MP Underwriting Discount.

3. Such number of shares of Common Stock that is equal to the quotient of (A) SF less $100,000 for each $1,000,000 that (i) ACP exceeds (ii) the sum of
      (a) IA, (b) EV and (c) $10,000,000; divided by (B) MP. ACP, IA, EV and MP shall have the same meaning as set forth in Item 1 of this Exhibit K. SF shall equal $500,000 plus $100,000 for each $1,000,000 that ACP exceeds $10,000,000 provided that SF shall not be greater than $1,000,000.

      The quotient to be computed in accordance with above mentioned formula in this Item 3 of this Exhibit K shall not under any circumstances be less than zero.

                                  Schedule K-1

                                    Exhibit S

                                    Exhibit T

                                    Exhibit U

                                    Exhibit V

                                    Exhibit W

                              Rider to Schedule K-1

As of the date of the Initial Public Offering or Major Capital Event, $[21,484,000.61] will be reduced by the value attributed to any equity interest set forth on Schedule K-1 with respect to any property set forth on such Schedule K-1, if such equity interest is not 100% owned, directly or indirectly, by the Company or the Operating Partnership, provided, however, the foregoing amount not be reduced if 2800 North Central is not 100% owned, directly or indirectly, by the Company or the Operating Partnership if the general partner interest in 2800 North Central is owned by the REIT or the Operating Partnership.


                                       22